UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04642

Virtus Variable Insurance Trust

(Exact name of registrant as specified in charter)

One Financial Plaza

Hartford, CT 06103-4506

(Address of principal executive offices) (Zip code)

Jennifer S. Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 367-5877

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT
VIRTUS VARIABLE INSURANCE TRUST

December 31, 2020
Virtus Duff & Phelps Real Estate Securities Series*
Virtus KAR Capital Growth Series
Virtus KAR Equity Income Series (f/k/a: Virtus Rampart Enhanced Core Equity Series)*
Virtus KAR Small-Cap Growth Series
Virtus KAR Small-Cap Value Series
Virtus Newfleet Multi-Sector Intermediate Bond Series
Virtus SGA International Growth Series*
Virtus Strategic Allocation Series
*Prospectus supplement applicable to this series appears at the back of this annual report.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the Series’ shareholder reports from your insurance company unless you specifically request paper copies from the insurance company. If your insurance company elects to use this method of delivery, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive paper copies of all future shareholder reports free of charge from the insurance company. You can do so by contacting the insurance company. Your election to receive reports in paper likely will apply to all of the funds available in your insurance product, but you should ask your insurance company whether this is the case.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Series Expenses		2
Key Investment Terms		4
Series	Series Summary	Schedule of Investments
Virtus Duff & Phelps Real Estate Securities Series (“Duff & Phelps Real Estate Securities Series”)	7	27
Virtus KAR Capital Growth Series (“KAR Capital Growth Series”)	9	29
Virtus KAR Equity Income Series (f/k/a: Virtus Rampart Enhanced Core Equity Series) (“KAR Equity Income Series”)	11	30
Virtus KAR Small-Cap Growth Series (“KAR Small-Cap Growth Series”)	13	32
Virtus KAR Small-Cap Value Series (“KAR Small-Cap Value Series”)	15	33
Virtus Newfleet Multi-Sector Intermediate Bond Series (“Newfleet Multi-Sector Intermediate Bond Series”)	17	34
Virtus SGA International Growth Series (“SGA International Growth Series”)	20	48
Virtus Strategic Allocation Series (“Strategic Allocation Series”)	23	50
Statements of Assets and Liabilities		60
Statements of Operations		62
Statements of Changes in Net Assets		64
Financial Highlights		68
Notes to Financial Statements		72
Report of Independent Registered Public Accounting Firm		85
Tax Information Notice		86
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		87
Management Tables		91
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Series voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-367-5877. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Series with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

MESSAGE TO SHAREHOLDERS
To Virtus Variable Insurance Trust Investors:
I am pleased to present this annual report, which reviews the performance of your Series for the 12 months ended December 31, 2020.
During 2020, the markets experienced unpredictable events and unforeseen challenges. The coronavirus pandemic effectively shut down the global economy in the early months of the year, leading to sharp market declines. Policymakers quickly introduced supportive monetary and fiscal measures that helped most asset classes recover and erase their first-quarter losses by the summer. Although financial markets saw renewed volatility in the autumn as the U.S. elections approached and COVID-19 cases rose, the year ended with optimism about new vaccines and strong financial market performance.
Despite the turmoil, many indexes were able to post positive returns for the 12 months ended December 31, 2020. U.S. large-capitalization stocks returned 18.40%, as measured by the S&P 500® Index. Small-cap stocks gained 19.96%, as measured by the Russell 2000® Index. Within international equities, developed markets returned 7.82%, as measured by the MSCI EAFE® Index (net), but were outpaced by emerging markets, which gained 18.31% for the year, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, monetary easing by the Federal Reserve drove interest rates lower for the year. The yield on the 10-year Treasury fell to 0.93% at December 31, 2020, from 1.92% on December 31, 2019. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.51%. Non-investment grade bonds were up 7.11% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
Our investment teams maintained their disciplined approach throughout this volatile year, and remain focused on helping you achieve your long-term goals. Whatever 2021 brings, you can depend on us to continue investing your assets with skill and care. To learn more about the other investment strategies we offer, please visit Virtus.com.
On behalf of our investment managers, I thank you for entrusting Virtus with your assets. Please call our customer service team at 800-367-5877 if you have questions about your investment or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Variable Insurance Trust
February 2021
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS VARIABLE INSURANCE TRUST
DISCLOSURE OF SERIES EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2020 TO December 31, 2020
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As an investor in a Virtus Variable Insurance Trust series (each, a “Series”), you incur ongoing costs, including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in Series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2020.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Real Estate Securities Series
	Class A	$ 1,000.00	$ 1,139.80	1.13%	$ 6.08
	Class I	1,000.00	1,140.50	0.88	4.73
KAR Capital Growth Series
	Class A	1,000.00	1,291.70	1.03	5.93
KAR Equity Income Series
	Class A	1,000.00	1,214.50	0.98	5.46
KAR Small-Cap Growth Series
	Class A	1,000.00	1,301.80	1.16	6.71
	Class I	1,000.00	1,303.90	0.91	5.27
KAR Small-Cap Value Series
	Class A	1,000.00	1,292.10	1.10	6.34
Newfleet Multi-Sector Intermediate Bond Series
	Class A	1,000.00	1,073.20	0.94	4.90
	Class I	1,000.00	1,075.70	0.69	3.60
SGA International Growth Series
	Class A	1,000.00	1,229.10	1.19	6.67
	Class I	1,000.00	1,230.10	0.94	5.27
Strategic Allocation Series
	Class A	1,000.00	1,227.40	0.98	5.49

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Series’ prospectus.

VIRTUS VARIABLE INSURANCE TRUST
DISCLOSURE OF SERIES EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2020 TO December 31, 2020
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Real Estate Securities Series
	Class A	$ 1,000.00	$ 1,019.46	1.13%	$ 5.74
	Class I	1,000.00	1,020.71	0.88	4.47
KAR Capital Growth Series
	Class A	1,000.00	1,019.96	1.03	5.23
KAR Equity Income Series
	Class A	1,000.00	1,020.21	0.98	4.98
KAR Small-Cap Growth Series
	Class A	1,000.00	1,019.30	1.16	5.89
	Class I	1,000.00	1,020.56	0.91	4.62
KAR Small-Cap Value Series
	Class A	1,000.00	1,019.61	1.10	5.58
Newfleet Multi-Sector Intermediate Bond Series
	Class A	1,000.00	1,020.41	0.94	4.77
	Class I	1,000.00	1,021.67	0.69	3.51
SGA International Growth Series
	Class A	1,000.00	1,019.15	1.19	6.04
	Class I	1,000.00	1,020.41	0.94	4.77
Strategic Allocation Series
	Class A	1,000.00	1,020.21	0.98	4.98

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Series’ prospectus.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2020
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Brexit
A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., the Fed is responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Nareit Equity REITs Index
The FTSE Nareit Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange (“NYSE”), the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Gross Domestic Product (“GDP”)
The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI ACWI ex USA SMID Cap Index (net)
The MSCI ACWI ex USA SMID Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures mid- and small-cap performance across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2020
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI USA High Dividend Yield Index (net)
The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Growth Index
The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2020
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).
Strategic Allocation Series Linked Benchmark
Effective June 4, 2019, the Strategic Allocation Series Linked Benchmark consists of an allocation of 45% Russell 1000® Growth Index, 15% MSCI ACWI ex USA SMID Cap Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the Strategic Allocation Series Linked Benchmark from September 7, 2016, to June 3, 2019, consists of an allocation of 45% Russell 1000® Growth Index, 15% MSCI EAFE® Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index; and performance of the Strategic Allocation Series Linked Benchmark prior to September 7, 2016, consists of an allocation of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The indexes are unmanaged and not available for direct investment.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Duff & Phelps Real Estate Securities Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Series is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Series will meet its objectives.
■	For the fiscal year ended December 31, 2020, the Series’ Class A shares at NAV returned -1.55% and Class I shares at NAV returned -1.33%. For the same period, the FTSE Nareit Equity REITs Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned -8.00%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2020?
The S&P 500® Index delivered a strong recovery from its COVID-19-driven March 2020 lows. The market benefited from significant monetary and fiscal stimulus and was led by a sharp upward move in technology stocks. Real Estate Investment Trusts (REITs) recovered as well, yet the sector remained a laggard for the year due to the impact of COVID-19. In the fourth quarter of 2020, the FTSE Nareit Equity REITs Index rose 11.6%, which was close to the S&P 500® Index’s 12.1% increase, but not enough to offset the prior underperformance. With the positive vaccine announcements on November 9, 2020, a rotation ensued in the broader market and REIT space in which those property sectors that had been most adversely impacted by COVID-19 began to outperform, driving them to be quarterly leaders. These sectors included lodging, regional malls, and shopping centers in REITs. The performance of the
S&P 500® Index was led by energy and financials in the fourth quarter, both of which had also been year-to-date laggards. Within REITs and the broader market, even after the quarterly outperformance, these particular sectors remained the 2020 laggards. Conversely, three of the previous year-to-date winners in the REIT space became the biggest laggards in the fourth quarter: data centers, industrial/logistics, and manufactured homes, as did cell towers. For the full year, data centers, self storage, and industrial/logistics were the best-performing sectors in REITs, while technology was the big winner in the S&P 500® Index.
What factors affected the Series’ performance during its fiscal year?
For the fiscal year ended December 31, 2020, the Series benefited from both security selection and property sector allocation, which helped the Series outperform its benchmark, the FTSE Nareit Equity REITs Index.
Data centers, self storage, and industrial/logistics delivered the best total returns for the fiscal year. The worst-performing property sectors were regional malls, shopping centers, and lodging.
The three best-performing sectors benefited from increased demand as a result of COVID-19, as well as cash flow streams that were more resilient than those of other sectors. Increased work-from-home activity and rapidly accelerating online shopping increased the demand for data centers, while the growth in e-commerce also benefited industrial/logistics. Conversely, the three worst-performing property sectors were directly impacted by stay-at-home orders, which closed much of the economy, and the increased risk of COVID-19 spread. However, with the positive vaccine announcements in early November and the attendant increased prospects for the economy to open and recover, these sectors became the best performers for the fourth quarter of 2020.
Relative to the Series’ outperformance versus its benchmark, the most significant individual positive contributors among the 12 of 14 property sectors that made a positive contribution were security selection within specialty, and the Series’ underweight allocation and security selection in diversified. The only two detractors on a relative basis were security selection in apartments and an underweight allocation to self storage.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Real Estate: The Series may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.
Industry/Sector Concentration: A series that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated series.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Industrial/Office	24%
Residential	22
Retail	14
Data Centers	12
Health Care	10
Self Storage	7
Lodging/Resorts	4
Other (includes short-term investment)	7
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-1.55%	5.83%	8.78%	— %	—
Class I shares at NAV[2]	-1.33	6.08	—	6.57	4/30/13
FTSE Nareit Equity REITs Index	-8.00	4.77	8.31	5.47 [3]	—
Series Expense Ratios[4]: Class A shares: Gross 1.20%, Net 1.10%; Class I shares: Gross 0.95%, Net 0.85%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010 for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2020, the Series’ Class A shares at NAV returned 50.23%. For the same period, the Russell 1000® Growth Index, which serves as the Series’ broad- based and style-specific benchmark appropriate for comparison, returned 38.49%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2020?
The year 2020 was one for the history books. During the first quarter, investors went for a roller coaster ride, as markets around the world declined due to the COVID-19 pandemic, which necessitated an almost complete shutdown of economic activity. After a nosedive first quarter of 2020, the S&P 500® Index recovered in the following three months to have its best quarter in over 20 years, erasing most of the first-quarter loss. With aggressive stimulus from governments around the world flowing into the markets as a backstop to the global health crisis, the S&P 500® Index made a new high in the third quarter of 2020, just 103 days after sliding 35%. That is the fastest-ever recovery from a decline greater than 30%. Equities continued their remarkable recovery in the fourth quarter of 2020, with the S&P 500® Index advancing 12.15%, bringing the full year return to 18.40%. Small-cap stocks, as measured by the Russell 2000® Index, had their best quarter ever in the fourth quarter, advancing 31.37%, which resulted in a return of 19.96% for the year. Risk assets across the board had a strong finish to the year with election uncertainty largely removed and with positive news on the efficacy of COVID-19 vaccines.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the Russell 1000® Growth Index, for the fiscal year ended December 31, 2020. Strong stock selection in information technology and industrials contributed positively to performance. Poor stock selection in consumer discretionary, as well as poor stock selection and an overweight in financials, detracted from performance.
The biggest contributors to performance during the period were Amazon.com and Bill.com.
•   Amazon continued on its growth trajectory, powered by its wide-moat e-commerce business and dominant web services offering, Amazon Web Services (AWS). Amazon delivered strong quarterly revenue growth throughout 2020 that many investors expected, as stay-at-home restrictions helped the company capture an even greater share of consumer spending. Its AWS business also benefited, as many of the most disruptive, digitally distributed and e-commerce-based businesses run on AWS. Prime member retention was strong, with high purchase frequency and growing purchase size during the period.
•   Bill.com reported healthy growth during the period, as small businesses continued to leverage the company’s invoice and payment processing technology to help them navigate the work-from-home environment.
•  Other top contributors included Trade Desk, NVIDIA, and Avalara.
The biggest detractors from performance during the period were Bank of America and Las Vegas Sands.
•  Bank of America generates over 50% of its income from interest, which came under pressure from the Federal Reserve’s (the Fed’s) decision to cut interest rates in March of 2020. Despite the fact that the bank has exemplary credit ratios, it voluntarily agreed to suspend share repurchases to ensure liquidity during the COVID-19 crisis. This removed a critical source of support from the company’s share price. We believe higher interest rates and the reopening of the economy should provide more favorable tailwinds going forward. Therefore, we continued to hold the stock as of the end of the fiscal year.
•  Las Vegas Sands’ stock suffered during the period, as COVID-19 forced casinos to close. When they re-opened, traffic was slow to return, as demand remained subdued. While Las Vegas Sands faces a significant revenue shortfall due to the pandemic, we do not believe gaming demand is structurally impaired. We think the casino’s balance sheet is still robust enough for it to weather this downturn, and we continued to hold the stock as of the end of the period.
•  Other top detractors included Charles Schwab, Ross Stores, and Philip Morris International.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Information Technology	36%
Consumer Discretionary	24
Communication Services	13
Industrials	10
Financials	5
Health Care	5
Consumer Staples	5
Other	2
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	50.23%	21.33%	16.25%
Russell 1000® Growth Index	38.49	21.00	17.21
Series Expense Ratios[3]: Class A shares: Gross 1.11%, Net 1.03%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Equity Income Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Series will meet its objectives.
■	For the fiscal year ended December 31, 2020, the Series’ Class A shares at NAV returned 14.91%. For the same period, the MSCI USA High Dividend Yield Index (net), which serves as both the Series’ broad-based and style-specific index appropriate the comparison, returned 0.62%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2020?
The year 2020 was one for the history books. During the first quarter, investors went for a roller coaster ride, as markets around the world declined due to the COVID-19 pandemic, which necessitated an almost complete shutdown of economic activity. After a nosedive first quarter of 2020, the S&P 500® Index recovered in the following three months to have its best quarter in over 20 years, erasing most of the first-quarter loss. With aggressive stimulus from governments around the world flowing into the markets as a backstop to the global health crisis, the S&P 500® Index made a new high in the third quarter of 2020, just 103 days after sliding 35%. That is the fastest-ever recovery from a decline greater than 30%. Equities continued their remarkable recovery in the fourth quarter of 2020, with the S&P 500® Index advancing 12.15%, bringing the full year return to 18.40%. Small-cap stocks, as measured by the Russell 2000® Index, had their best quarter ever in the fourth quarter, advancing 31.37%, which resulted in a return of 19.96% for the year. Risk assets across the board had a strong finish to the year with election uncertainty largely removed and with positive news on the efficacy of COVID-19 vaccines.
What factors affected the Series’ performance during its fiscal year?
Kayne Anderson Rudnick Investment Management, LLC (“KAR”) became the subadviser of the Series effective September 1, 2020. Performance of the Series prior thereto is that of a different manager.
The Series outperformed its benchmark, the MSCI USA High Dividend Yield Index (net), for the fiscal year ended December 31, 2020. Strong stock selection in information technology and communication services contributed positively to performance. An underweight in consumer staples and poor stock selection in real estate detracted from performance.
The biggest contributors to performance during the period were Apple and Amazon.com.
•   Apple and Amazon were holdings of the prior investment manager of the Series.
•  Other top contributors included Microsoft (holding of the prior manager), PNC Financial Services Group, and Bank of Hawaii.
The biggest detractors from performance during the period were Watsco and Wells Fargo.
•  After strong stock performance for Watsco earlier in the year, driven by strong demand for in-home HVAC systems and a new information technology platform, Watsco’s stock declined as investors rotated into stocks that had struggled earlier in the year and stood to benefit from the new COVID-19 vaccines. We continued to hold the stock through the end of the fiscal year.
•  Wells Fargo was a holding of the prior investment manager of the Series.
•  Other top detractors included Kimberly-Clark, JPMorgan Chase (holding of prior manager) and Exxon Mobil (holding of prior manager).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Industrials	15%
Health Care	14
Financials	12
Information Technology	12
Consumer Staples	11
Communication Services	10
Utilities	10
Other (includes short-term investment)	16
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Equity Income Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	14.91%	11.63%	9.92%
S&P 500® Index*	18.40	15.22	13.88
MSCI USA High Dividend Yield Index (net)	0.62	9.99	11.19
Series Expense Ratios[3]: Class A shares: Gross 1.14%, Net 0.99%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
* The Series changed its primary benchmark during the year to the MSCI USA High Dividend Yield Index (net).The Series’ new subadviser believes the MSCI USA High Dividend Yield Index (net) better reflects the markets and securities in which the Series is invested than the Series’ previous benchmark, the S&P 500® Index.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2020, the Series’ Class A shares at NAV returned 44.64% and Class I shares at NAV returned 45.02%. For the same period, the Russell 2000® Growth Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 34.63%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2020?
The year 2020 was one for the history books. During the first quarter, investors went for a roller coaster ride, as markets around the world declined due to the COVID-19 pandemic, which necessitated an almost complete shutdown of economic activity. After a nosedive first quarter of 2020, the S&P 500® Index recovered in the following three months to have its best quarter in over 20 years, erasing most of the first-quarter loss. With aggressive stimulus from governments around the world flowing into the markets as a backstop to the global health crisis, the S&P 500® Index made a new high in the third quarter of 2020, just 103 days after sliding 35%. That is the fastest-ever recovery from a decline greater than 30%. Equities continued their remarkable recovery in the fourth quarter of 2020, with the S&P 500® Index advancing 12.15%, bringing the full year return to 18.40%. Small-cap stocks, as measured by the Russell 2000® Index, had their best quarter ever in the fourth quarter, advancing 31.37%, which resulted in a return of 19.96% for the year. Risk assets across the board had a strong finish to the year with election uncertainty largely removed and with positive news on the efficacy of COVID-19 vaccines.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the Russell 2000® Growth Index, for the fiscal year ended December 31, 2020. Strong stock selection and an overweight in information technology, as well as strong stock selection and an underweight in industrials, contributed positively to performance. Poor stock selection and an underweight in health care, as well as an overweight in communication services, detracted from performance.
The biggest contributors to performance during the period were BlackLine and Ollie’s Bargain Outlet.
•   BlackLine operates a cloud-based software platform that supports critical accounting processes for businesses such as the financial close, account reconciliations, intercompany accounting, and controls assurance. The company reported strong results during the period, with both enterprise and mid-market strength. Most importantly, its retention rates remained strong.
•   Ollie’s Bargain Outlet performed well based on its capacity to remain open throughout the COVID-19 pandemic. The stock traded higher, fueled by investor expectations that increased and opportunistic deal flow could yield strong bargains for the company’s customers, and that Ollie’s is likely to be in a fundamentally stronger business position after the pandemic ends.
•  Other top contributors included Bill.com, Old Dominion Freight Line, and DocuSign.
The biggest detractors from performance during the period were The Chefs’ Warehouse and Rightmove.
•  The Chefs’ Warehouse, along with all other food distributors, was severely negatively impacted in 2020 by the closures of in-person dining locations. Our analysis shows that the company has sufficient liquidity and no debt maturities until 2022. We continue to view the business as possessing unique scale and distribution in the specialty markets it serves, and continued to hold the stock as of the end of the fiscal year.
•   Rightmove’s business was impacted by intermittent stay-at-home orders in the U.K. in response to the COVID-19 pandemic. In response, the company extended discounts to its customers, which led to a significant contraction in Rightmove’s business. We continued to hold the stock through the end of the fiscal year.
•  Other top detractors included National Research, Oportun Financial Group, and Auto Trader Group.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Information Technology	34%
Communication Services	17
Financials	16
Consumer Discretionary	12
Industrials	9
Health Care	5
Consumer Staples	4
Short-Term Investment	3
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	44.64%	31.51%	22.55%	— %	—
Class I shares at NAV[2]	45.02	31.84	—	24.49	4/30/13
Russell 2000® Growth Index	34.63	16.36	13.48	14.52 [3]	—
Series Expense Ratios[4]: Class A shares: Gross 1.28%, Net 1.16%; Class I shares: Gross 1.03%, Net 0.91%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010 for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2020, the Series’ Class A shares at NAV returned 29.65%. For the same period, the Russell 2000® Value Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 4.63%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2020?
The year 2020 was one for the history books. During the first quarter, investors went for a roller coaster ride, as markets around the world declined due to the COVID-19 pandemic, which necessitated an almost complete shutdown of economic activity. After a nosedive first quarter of 2020, the S&P 500® Index recovered in the following three months to have its best quarter in over 20 years, erasing most of the first-quarter loss. With aggressive stimulus from governments around the world flowing into the markets as a backstop to the global health crisis, the S&P 500® Index made a new high in the third quarter of 2020, just 103 days after sliding 35%. That is the fastest-ever recovery from a decline greater than 30%. Equities continued their remarkable recovery in the fourth quarter of 2020, with the S&P 500® Index advancing 12.15%, bringing the full year return to 18.40%. Small-cap stocks, as measured by the Russell 2000® Index, had their best quarter ever in the fourth quarter, advancing 31.37%, which resulted in a return of 19.96% for the year. Risk assets across the board had a strong finish to the year with election uncertainty largely removed and with positive news on the efficacy of COVID-19 vaccines.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended December 31, 2020. Strong stock selection and an underweight in financials, as well as strong stock selection and an overweight in industrials, contributed positively to performance. Poor stock selection and an underweight in health care, and poor stock selection in communication services, detracted from performance.
The biggest contributors to performance during the period were Scotts Miracle-Gro and Brooks Automation.
•  Throughout 2020, Scotts Miracle-Gro continued to see high demand for its gardening products due to lockdowns, and executed well to meet the unprecedented demand.
•   Brooks Automation’s execution continued to be strong, with healthy demand on the capital equipment side for its differentiated products. Additionally, the company’s Life Sciences division showed a strong recovery across products and services, coupled with an improvement in profitability.
•  Other top contributors included National Beverage, SiteOne Landscape Supply, and CoreLogic.
The biggest detractors from performance during the period were Cinemark and Bank of Hawaii.
•   Cinemark experienced pressure due to the widespread shelter-in-place orders across geographies. The impact of social distancing requirements, the shifting of blockbuster movie releases to future dates, and the accompanying new release distribution experiments (direct-to-streaming) all resulted in increased uncertainty to Cinemark’s business. We sold our position in the stock during the reporting period.
•  By the end of the fiscal year, Bank of Hawaii’s shares still had not recovered from the sharp selloff at the end of the first quarter due to COVID-19. The ongoing pandemic and strict quarantine restrictions in Hawaii brought tourism to a standstill and caused a significant uptick in unemployment. While we expect the impact of the pandemic to remain a meaningful near-term headwind for the Hawaiian economy, we think Bank of Hawaii’s conservative balance sheet will allow it to navigate this tough environment. Of additional importance, we expect the favorable competitive environment in Hawaii to remain intact during this crisis and after things return to normal. Therefore, we continued to hold the stock as of the end of the fiscal year.
•  Other top detractors included Cass Information Systems, The Cheesecake Factory, and Anika Therapeutics.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Industrials	37%
Financials	15
Consumer Discretionary	14
Information Technology	13
Consumer Staples	8
Materials	7
Real Estate	4
Other	2
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	29.65%	15.63%	12.69%
Russell 2000® Value Index	4.63	9.65	8.66
Series Expense Ratios[3]: Class A shares: Gross 1.34%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management, LLC
■	The Series is diversified and has an investment objective of long-term total return. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2020, the Series’ Class A shares at NAV returned 6.53%† and Class I shares at NAV returned 6.78%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 7.51%.
   † See footnote 3 on page 19.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2020?
The 12-month period included a variety of market conditions, but the most influential were the emergence of a global pandemic, the associated economic and earnings fallout, and both the fiscal and monetary policy response. The U.S. presidential election, a trade deal between the U.K. and the European Union (EU), and announcements from the scientific community marked the final quarter of the fiscal year. Global markets responded with optimism to the potential for turning the page on the COVID-19 pandemic that dominated the year.
The first quarter of 2020 saw volatility spike to levels not reached since the financial crisis of 2008-09. The quarter will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 swine flu of 2009-10. The ultimate human and economic toll are still unknown, as the event continues to unfold, however, governments and central banks responded in unprecedented fashion to help blunt the effects of the virus. The containment measures implemented through the end of the fiscal year were unambiguously negative for local, regional, and global economic growth. However, markets rebounded from the lows they reached during the second quarter of 2020.
The spread of the coronavirus, its negative effect on global economic growth, and the fear it created in the market caused fixed income spreads to widen significantly during March. Valuations cheapened meaningfully, reaching levels not seen since 2008-09. Cheaper valuations and an active approach by both monetary and fiscal authorities proved a powerful combination, setting the stage for improved financial market performance off the March 2020 lows. We sought to take advantage of the market volatility by following the same investment approach we have implemented for close to three decades.
During the first quarter of 2020, U.S. Treasuries outperformed spread sectors. The underperformers were led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In the nine months since, the fixed income markets experienced a significant rebound, with spread sectors outperforming U.S. Treasuries led by those sectors that experienced the greatest degree of underperformance during the first quarter.
The Federal Reserve (the Fed) lowered its target interest rate twice during the 12-month period. On two separate occasions in March, in response to the pandemic, the Fed cut by a total of 1.25% to a range of 0–0.25%.
During the 12-month period, the Treasury yield curve steepened, shifting broadly lower, more so on the front end.
What factors affected the Series’ performance during its fiscal year?
Among fixed income sectors, the Series’ allocation to non-agency residential mortgage-backed securities versus agency mortgage-backed securities positively contributed to performance for the fiscal year ended December 31, 2020. Issue selection within taxable municipal securities, as well as the Series’ allocations to the corporate high yield and corporate high-quality sectors, were also beneficial during the period.
The Series’ underweight to U.S. Treasuries, which outperformed most spread sectors, had a negative impact on performance for the fiscal year. The Series’
allocations to high yield bank loans and emerging market high yield also detracted from performance during the period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series (Continued)
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Corporate Bonds and Notes		46%
Financials	9%
Energy	7
Communication Services	5
Consumer Discretionary	4
Industrials	4
Materials	4
Information Technology	3
All other Corporate Bonds and Notes	10
Mortgage-Backed Securities		16
Asset-Backed Securities		11
Leveraged Loans		10
Foreign Government Securities		8
U.S. Government Securities		3
Exchange-Traded Funds		3
Other (includes securities lending collateral)		3
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	6.53% [3]	5.97%	4.97%	— %	—
Class I shares at NAV[2]	6.78	6.24	—	4.05	4/30/13
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	3.84	3.33 [4]	—
Series Expense Ratios[5]: Class A shares: Gross 0.93%, Net 0.94%; Class I shares: Gross 0.68%, Net 0.69%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010 for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The since inception index return is from the inception date of Class I shares.
[5]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Gross Expenses were below the contractual expense limitation before recapture of expenses previously reimbursed and/or fees waived, which is why the net expense ratio is higher than the gross expense ratio. See Note 4D for additional information on Expense Recapture. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

SGA International Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Sustainable Growth Advisers, LP
■	The Series is diversified and has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2020, the Series’ Class A shares at NAV returned 23.64% and Class I shares at NAV returned 23.95%. For the same period, the MSCI All Country World ex USA Index (net), which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 10.65%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2020?
International equity markets generated attractive returns for the fiscal year, with the MSCI All Country World ex USA Index (net) returning 10.7%, led primarily by strength in the information technology, consumer discretionary, and materials sectors. Energy was the worst-performing sector of the market as pandemic-induced reductions in demand coupled with ample supply hurt oil prices. The market rewarded businesses that benefited from an increase in e-commerce sales and electronic communications due to the pandemic. More economically sensitive companies outperformed later in the fourth quarter as expectations for an economic rebound grew following the approval of multiple COVID-19 vaccines. Real estate and financials underperformed for the year. Emerging markets outperformed developed markets, with particularly strong returns from China and India among others.
The year 2020 saw dramatic increases in volatility due to the COVID-19 pandemic, with a steep decline in equity prices during the first quarter as the pandemic emerged and lockdowns became prevalent across the world. Markets rebounded sharply in the second and third quarters on expectations for improving business conditions, with China benefiting from a reduction in COVID-19 cases and improving manufacturing. The fourth quarter saw a continuation of the rebound, with investors rewarding lesser-quality, more economically sensitive areas of the market.
Investors expressed significant optimism and drove stock prices higher for the full year, anticipating much of the rebound in corporate profits that may occur as the virus is eventually brought under control. However, significant risks remained that could have a major impact on the markets, including the uncertainty of the global COVID-19 vaccination program and its ability to stem the pandemic; a new U.S. administration with very different positions on tax, regulatory, and trade policies from its predecessor; Brexit; the significant rise in global debt as a percent of gross domestic product (GDP); and growing geopolitical risks, particularly in Asia.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the MSCI All Country World ex USA Index (net) by a wide margin for the fiscal year ended December 31, 2020, due primarily to stock selection, although residual sector allocations also contributed positively to results. Stock selection was strongest in the health care, consumer discretionary, and financials sectors. Selection was weakest in the consumer staples, materials, and information technology sectors. The Series benefited from having no exposure to the weakly performing energy sector, and from an overweight to the strongly performing information technology sector. An underweight to the strongly performing communication services sector, and an overweight to the weakly performing health care sector detracted from returns.
Higher levels of volatility in the market due to the pandemic created opportunities to leverage our longer time horizon and deep research on companies. We sought to opportunistically take advantage of pricing anomalies in strong long-term growth businesses over the course of the fiscal year. This was partially mitigated by strong advances in more economically sensitive businesses, which rebounded especially in the fourth quarter as investors looked beyond the pandemic, hoping that new vaccine rollouts would bring a return to normalcy in 2021. Slow growth and continued historically low interest rates due to massive monetary accommodation by key monetary authorities benefited longer-duration growth companies.
Turnover in the portfolio was higher than usual during the fiscal year given market volatility and rising valuations. Positions in Infosys, New Oriental Education, Steris, CP All, Sartorius, and Medtronic were initiated, while positions in Chr. Hansen, TAL Education, MercadoLibre, and Sanlam were liquidated. We trimmed many positions on strength, reallocating the capital to other more attractively valued growth opportunities. Likewise, we added to other existing positions where our research indicated attractive growth opportunities and valuations.
The largest contributors to performance for the fiscal year were Adyen, Shandong Weigao, MercadoLibre, Tencent, and Sysmex. The largest detractors from performance were Sanlam, Fomento Economico Mexicano (FEMSA), Diageo, Wal-Mart de Mexico, and Heineken.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Geographic Concentration: A series that focuses its investments in a particular geographic location will be sensitive to financial, economic, political, and other events negatively affecting of that location.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

SGA International Growth Series (Continued)
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Consumer Staples	22%
Health Care	20
Financials	16
Information Technology	15
Consumer Discretionary	13
Materials	7
Communication Services	3
Other (includes short-term investment and securities lending collateral)	4
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

SGA International Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	23.64%	6.86%	3.69%	— %	—
Class I shares at NAV[2]	23.95	7.12	—	2.77	4/30/13
MSCI All Country World ex USA Index (net)	10.65	8.93	4.92	5.41 [3]	—
Series Expense Ratios[4]: Class A shares: Gross 1.18%, Net 1.14%; Class I shares: Gross 0.93%, Net 0.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010 for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC (Domestic and International Equity Portfolio) and Newfleet Asset Management, LLC (Fixed Income Portfolio)
■	The Series is diversified and has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2020, the Series’ Class A shares at NAV returned 33.96%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 7.51%; the MSCI ACWI ex USA SMID Cap Index (net), a broad-based international index, returned 12.01%; and Russell 1000® Growth Index, a broad-based U.S. equity index, returned 38.49%. The Strategic Allocation Series Linked Benchmark, the Series’ style-specific benchmark, returned 22.33%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2020?
Equities
The year 2020 was one for the history books. During the first quarter, investors went for a roller coaster ride, as markets around the world declined due to the COVID-19 pandemic, which necessitated an almost complete shutdown of economic activity. After a nosedive first quarter of 2020, the S&P 500® Index recovered in the following three months to have its best quarter in over 20 years, erasing most of the first-quarter loss. With aggressive stimulus from governments around the world flowing into the markets as a backstop to the global health crisis, the S&P 500® Index made a new high in the third quarter of 2020, just 103 days after sliding 35%. That is the fastest-ever recovery from a decline greater than 30%. Equities continued their remarkable recovery in the fourth quarter of 2020, with the S&P 500® Index advancing 12.15%, bringing the full year return to 18.40%. Small-cap stocks, as measured by the Russell 2000® Index, had their best quarter ever in the fourth quarter, advancing 31.37%, which resulted in a return of 19.96% for the year. Global equity markets had a strong finish to 2020, with the MSCI ACWI ex USA SMID Cap Index (net) advancing 17.78% in the fourth quarter, bringing the index into positive territory for the year with a return of 12.01%. Risk assets across the board had a strong finish to the year with election uncertainty largely removed and with positive news on the efficacy of COVID-19 vaccines.
Fixed Income
The 12-month period included a variety of market conditions, but the most influential were the emergence of a global pandemic, the associated economic and earnings fallout, and both the fiscal and monetary policy response. The U.S. presidential election, a trade deal between the U.K. and the European Union (EU), and announcements from the scientific community marked the final quarter of the fiscal year. Global markets responded with optimism to the potential for turning the page on the COVID-19 pandemic that dominated the year.
The first quarter of 2020 saw volatility spike to levels not reached since the financial crisis of 2008-09. The quarter will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 swine flu of 2009-10. The ultimate human and economic toll are still unknown, as the event continues to unfold, however, governments and central banks responded in unprecedented fashion to help blunt the effects of the virus. The containment measures implemented through the end of the fiscal year were unambiguously negative for local, regional, and global economic growth. However, markets rebounded from the lows they reached during the second quarter of 2020.
The spread of the coronavirus, its negative effect on global economic growth, and the fear it created in the market caused fixed income spreads to widen significantly during March. Valuations cheapened meaningfully, reaching levels not seen since 2008-09. Cheaper valuations and an active approach by both monetary and fiscal authorities proved a powerful combination, setting the stage for improved financial market performance off the March 2020 lows. We sought to take advantage of the market volatility by following the same investment approach we have implemented for close to three decades.
During the first quarter of 2020, U.S. Treasuries outperformed spread sectors. The underperformers were led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In the nine months since, the fixed income markets experienced a significant rebound, with spread sectors outperforming U.S. Treasuries led by those sectors that experienced the greatest degree of underperformance during the first quarter.
The Federal Reserve (the Fed) lowered its target interest rate twice during the 12-month period. On two separate occasions in March, in response to the pandemic, the Fed cut by a total of 1.25% to a range of 0–0.25%.
During the 12-month period, the Treasury yield curve steepened, shifting broadly lower, more so on the front end.
What factors affected the Series’ performance during its fiscal year?
U.S. Equities
The domestic equity portfolio of the Series outperformed its benchmark, the Russell 1000® Growth Index, for the fiscal year ended December 31, 2020. Strong stock selection in information technology and industrials contributed positively to performance. Poor stock selection in consumer discretionary, as well as poor stock selection and an overweight in financials, detracted from performance.
The biggest contributors to performance during the period were Amazon.com and Bill.com.
•   Amazon continued on its growth trajectory, powered by its wide-moat e-commerce business and dominant web services offering, Amazon Web Services (AWS). Amazon delivered strong quarterly revenue growth throughout 2020 that many investors expected, as stay-at-home restrictions helped the company capture an even greater share of consumer spending. Its AWS business also benefited, as many of the most disruptive, digitally distributed and e-commerce-based businesses run on AWS. Prime member retention was strong, with
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series (Continued)
high purchase frequency and growing purchase size during the period.
•  Bill.com reported healthy growth during the period, as small businesses continued to leverage the company’s invoice and payment processing technology to help them navigate the work-from-home environment.
•  Other top contributors included Trade Desk, NVIDIA, and Avalara.
The biggest detractors from performance during the period were Bank of America and Las Vegas Sands.
•  Bank of America generates over 50% of its income from interest, which came under pressure from the Federal Reserve’s (the Fed’s) decision to cut interest rates in March of 2020. Despite the fact that the bank has exemplary credit ratios, it voluntarily agreed to suspend share repurchases to ensure liquidity during the COVID-19 crisis. This removed a critical source of support from the company’s share price. We believe higher interest rates and the reopening of the economy should provide more favorable tailwinds going forward. Therefore, we continued to hold the stock as of the end of the fiscal year.
•  Las Vegas Sands’ stock suffered during the period, as COVID-19 forced casinos to close. When they re-opened, traffic was slow to return, as demand remained subdued. While Las Vegas Sands faces a significant revenue shortfall due to the pandemic, we do not believe gaming demand is structurally impaired. We think the casino’s balance sheet is still robust enough for it to weather this downturn, and we continued to hold the stock as of the end of the period.
•  Other top detractors included Charles Schwab, Ross Stores, and Philip Morris International.
International Equities
The international equity portfolio of the Series outperformed its benchmark, the MSCI ACWI ex USA SMID Cap Index (net), for the fiscal year ended December 31, 2020. Strong stock selection in financials, as well as strong stock selection and an overweight in information technology, contributed positively to performance. Poor stock selection and an underweight in health care, and an underweight in materials, detracted from performance.
The biggest contributors to performance during the period were Mercari and Adevinta.
•   Mercari is the e-commerce market leader in Japan, and the company also has an emerging presence in the United States. Both businesses benefitted from the pandemic, which led more people to buy and sell goods online.
•  In the third quarter of 2020, Adevinta announced an agreement to buy eBay’s Classifieds Group. The transaction was expected to have significant synergies and lead to a substantial increase in earnings per share. As a result, the announcement led to a strong increase in Adevinta’s share price.
•  Other top contributors included Gruppo MutuiOnline, WebCash, and VNV Global.
The biggest detractors from performance during the period were En-Japan and Pason Systems.
•   En-Japan operates one of the leading job boards in Japan, and also offers recruiting services. The company’s fundamentals deteriorated due to increasing competition in its core business, as well as a decline in hiring activity as a result of the global pandemic. We sold our position due to our belief that this deterioration may not be short-term in nature.
•  Pason Systems develops and sells technology to optimize drilling operations for exploration and production companies in the oil and gas industry. Pason’s stock declined along with other energy-related stocks during 2020, as an unfavorable supply-demand ratio weighed on oil prices. Pason’s competitive position and balance sheet remained strong, and we believe its current valuation is attractive. We continued to hold the stock at the end of the fiscal year.
•  Other top detractors included Computer Modeling Group, Rightmove, and Corporacion Moctezuma.
Fixed Income
Among fixed income sectors, the portfolio’s allocation to non-agency residential mortgage-backed securities versus agency mortgage-backed securities positively contributed to performance for the fiscal year ended December 31, 2020. Allocations to the corporate high yield and corporate high-quality sectors were also beneficial during the period.
The portfolio’s underweight to U.S. Treasuries, which outperformed most spread sectors, had a negative impact on performance for the fiscal year. The portfolio’s allocation to high yield bank loans also detracted from performance during the period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2020.
Common Stocks		73%
Information Technology	24%
Consumer Discretionary	15
Communication Services	11
All other Common Stocks	23
Corporate Bonds and Notes		9
Financials	4
Real Estate	1
Industrials	1
All other Corporate Bonds and Notes	3
Mortgage-Backed Securities		7
U.S. Government Securities		4
Asset-Backed Securities		3
Municipal Bonds		2
Leveraged Loans		1
Other (includes short-term investment)		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	33.96%	13.77%	10.21%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	3.84
MSCI ACWI ex USA SMID Cap Index (net)	12.01	8.94	5.61
Russell 1000® Growth Index	38.49	21.00	17.21
Strategic Allocation Series Linked Benchmark	22.33	13.01	10.96
Series Expense Ratios[3]: Class A shares: Gross 1.01%, Net 0.98%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2010 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.2%
Real Estate Investment Trusts—98.2%
Data Centers—12.1%
CyrusOne, Inc.	35,887	$ 2,625
Equinix, Inc.	9,167	6,547
		9,172

Diversified—2.9%
VEREIT, Inc.	58,720	2,219
Health Care—10.2%
Healthcare Trust of America, Inc. Class A	79,650	2,194
Healthpeak Properties, Inc.	99,250	3,000
Welltower, Inc.	39,790	2,571
		7,765

Industrial/Office—23.9%
Industrial—13.9%
Duke Realty Corp.	87,446	3,495
Prologis, Inc.	59,852	5,965
Rexford Industrial Realty, Inc.	21,725	1,067
		10,527

Office—10.0%
Alexandria Real Estate Equities, Inc.	9,693	1,728
Boston Properties, Inc.	22,290	2,107
Cousins Properties, Inc.	72,512	2,429
Douglas Emmett, Inc.	46,740	1,364
		7,628

Total Industrial/Office		18,155

Lodging/Resorts—4.0%
Host Hotels & Resorts, Inc.	56,864	832
RLJ Lodging Trust	69,235	980
Ryman Hospitality Properties, Inc.	17,447	1,182
		2,994

Residential—21.9%
Apartments—12.7%
Apartment Income REIT Corp.(1)	44,853	1,723
AvalonBay Communities, Inc.	18,979	3,045
Equity Residential	46,020	2,728
Mid-America Apartment Communities, Inc.	16,800	2,128
		9,624

Manufactured Homes—4.3%
Sun Communities, Inc.	21,751	3,305
Single Family Homes—4.9%
American Homes 4 Rent Class A	80,900	2,427
Invitation Homes, Inc.	43,650	1,296
		3,723

Total Residential		16,652

	Shares	Value

Retail—13.9%
Free Standing—5.3%
Spirit Realty Capital, Inc.	54,104	$ 2,174
STORE Capital Corp.	55,070	1,871
		4,045

Regional Malls—2.7%
Simon Property Group, Inc.	24,101	2,055
Shopping Centers—5.9%
Brixmor Property Group, Inc.	113,092	1,872
Regency Centers Corp.	35,250	1,607
Weingarten Realty Investors	44,350	961
		4,440

Total Retail		10,540

Self Storage—6.4%
CubeSmart	75,100	2,524
Extra Space Storage, Inc.	19,966	2,313
		4,837

Specialty—2.9%
Crown Castle International Corp.	1,625	259
SBA Communications, Corp.	3,400	959
VICI Properties, Inc.	38,237	975
		2,193

Total Common Stocks (Identified Cost $56,752)		74,527

Total Long-Term Investments—98.2% (Identified Cost $56,752)		74,527

Short-Term Investment—1.3%
Money Market Mutual Fund—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	1,008,893	1,009
Total Short-Term Investment (Identified Cost $1,009)		1,009

TOTAL INVESTMENTS—99.5% (Identified Cost $57,761)		$75,536
Other assets and liabilities, net—0.5%		357
NET ASSETS—100.0%		$75,893

Abbreviation:
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Duff & Phelps Real Estate Securities Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$74,527	$74,527
Money Market Mutual Fund	1,009	1,009
Total Investments	$75,536	$75,536
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

KAR Capital Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.6%
Communication Services—12.7%
Activision Blizzard, Inc.	43,860	$ 4,072
Facebook, Inc. Class A(1)	58,992	16,114
Netflix, Inc.(1)	19,530	10,561
Tencent Holdings Ltd. ADR	125,900	9,051
		39,798

Consumer Discretionary—24.4%
Airbnb, Inc. Class A(1)	8,049	1,182
Alibaba Group Holding Ltd. Sponsored ADR(1)	57,118	13,293
Amazon.com, Inc.(1)	8,200	26,707
Home Depot, Inc. (The)	13,958	3,707
Las Vegas Sands Corp.	71,172	4,242
Marriott International, Inc. Class A	26,680	3,520
MercadoLibre, Inc.(1)	5,310	8,895
NIKE, Inc. Class B	60,375	8,541
Ross Stores, Inc.	39,047	4,795
Trip.com Group Ltd. ADR(1)	57,150	1,928
		76,810

Consumer Staples—4.9%
Estee Lauder Cos., Inc. (The) Class A	12,498	3,327
McCormick & Co., Inc.	31,140	2,977
Monster Beverage Corp.(1)	47,625	4,405
Procter & Gamble Co. (The)	32,480	4,519
		15,228

Financials—5.2%
Bank of America Corp.	192,810	5,844
CME Group, Inc. Class A	13,840	2,520
MarketAxess Holdings, Inc.	10,630	6,065
Progressive Corp. (The)	20,650	2,042
		16,471

Health Care—5.0%
Danaher Corp.	26,247	5,831
HealthEquity, Inc.(1)	29,900	2,084
Zoetis, Inc. Class A	47,964	7,938
		15,853

Industrials—9.6%
CoStar Group, Inc.(1)	7,540	6,969
Equifax, Inc.	14,030	2,706
Fair Isaac Corp.(1)	7,940	4,058
Kansas City Southern	22,890	4,672
	Shares	Value

Industrials—continued
Roper Technologies, Inc.	12,302	$ 5,303
Uber Technologies, Inc.(1)	128,580	6,558
		30,266

Information Technology—36.1%
Accenture plc Class A	17,781	4,645
Amphenol Corp. Class A	54,994	7,191
Avalara, Inc.(1)	63,540	10,477
Bill.com Holdings, Inc.(1)	136,127	18,581
Duck Creek Technologies, Inc.(1)(2)	153,506	6,647
NVIDIA Corp.	26,183	13,673
Paycom Software, Inc.(1)	30,672	13,871
Snowflake, Inc. Class A(1)	9,976	2,807
Trade Desk, Inc. (The) Class A(1)	20,090	16,092
Visa, Inc. Class A	55,698	12,183
Workday, Inc. Class A(1)	31,550	7,560
		113,727

Materials—1.7%
Ecolab, Inc.	24,424	5,284
Total Common Stocks (Identified Cost $93,584)		313,437

Total Long-Term Investments—99.6% (Identified Cost $93,584)		313,437

TOTAL INVESTMENTS—99.6% (Identified Cost $93,584)		$313,437
Other assets and liabilities, net—0.4%		1,389
NET ASSETS—100.0%		$314,826

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of the security is restricted.

Country Weightings (Unaudited)†
United States	89%
China	8
Brazil	3
Total	100%
† % of total investments as of December 31, 2020.
The following table summarizes the market value of the Series’ investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$313,437	$313,437
Total Investments	$313,437	$313,437
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Equity Income Series
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.4%
Communication Services—10.2%
AT&T, Inc.	100,730	$ 2,897
Omnicom Group, Inc.	54,916	3,425
Verizon Communications, Inc.	63,990	3,760
		10,082

Consumer Discretionary—6.2%
Home Depot, Inc. (The)	3,557	945
Leggett & Platt, Inc.	62,530	2,770
McDonald’s Corp.	11,460	2,459
		6,174

Consumer Staples—11.0%
Clorox Co. (The)	4,240	856
Coca-Cola Co. (The)	52,630	2,886
Kimberly-Clark Corp.	18,020	2,430
PepsiCo, Inc.	18,700	2,773
Procter & Gamble Co. (The)	13,590	1,891
		10,836

Financials—12.3%
Bank of Hawaii Corp.	51,891	3,976
PNC Financial Services Group, Inc. (The)	30,892	4,603
Zurich Insurance Group AG ADR	84,864	3,583
		12,162

Health Care—13.7%
GlaxoSmithKline plc Sponsored ADR	82,380	3,032
Johnson & Johnson	12,140	1,911
Merck & Co., Inc.	31,410	2,569
Patterson Cos., Inc.	141,000	4,178
Pfizer, Inc.	48,670	1,791
		13,481

Industrials—14.8%
3M Co.	22,550	3,941
Fastenal Co.	30,048	1,467
MSC Industrial Direct Co., Inc. Class A	28,510	2,406
Snap-on, Inc.	12,820	2,194
Watsco, Inc.	20,140	4,563
		14,571

Information Technology—11.9%
Analog Devices, Inc.	7,115	1,051
Cisco Systems, Inc.	77,300	3,459
International Business Machines Corp.	34,330	4,322
Paychex, Inc.	31,220	2,909
		11,741

	Shares	Value

Materials—7.2%
Eastman Chemical Co.	39,520	$ 3,963
Sonoco Products Co.	52,810	3,129
		7,092

Real Estate—1.6%
Crown Castle International Corp.	10,020	1,595
Utilities—9.5%
Fortis, Inc.	63,410	2,588
NextEra Energy, Inc.	25,820	1,992
Southern Co. (The)	53,580	3,291
WEC Energy Group, Inc.	16,870	1,553
		9,424

Total Common Stocks (Identified Cost $89,523)		97,158

Total Long-Term Investments—98.4% (Identified Cost $89,523)		97,158

Short-Term Investment—0.5%
Money Market Mutual Fund—0.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(1)	518,296	518
Total Short-Term Investment (Identified Cost $518)		518

TOTAL INVESTMENTS—98.9% (Identified Cost $90,041)		$97,676
Other assets and liabilities, net—1.1%		1,060
NET ASSETS—100.0%		$98,736

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	91%
Switzerland	3
United Kingdom	3
Canada	3
Total	100%
† % of total investments as of December 31, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Equity Income Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$97,158	$97,158
Money Market Mutual Fund	518	518
Total Investments	$97,676	$97,676
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

KAR Small-Cap Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—94.6%
Communication Services—17.0%
Auto Trader Group plc	837,000	$ 6,822
Autohome, Inc. ADR	71,670	7,140
MediaAlpha, Inc. Class A(1)	75,559	2,952
Rightmove plc(1)	710,930	6,327
		23,241

Consumer Discretionary—11.5%
Fox Factory Holding Corp.(1)	79,355	8,388
Ollie’s Bargain Outlet Holdings, Inc.(1)	90,139	7,371
		15,759

Consumer Staples—4.2%
Chefs’ Warehouse, Inc. (The)(1)	55,660	1,430
Grocery Outlet Holding Corp.(1)	66,365	2,605
PriceSmart, Inc.	18,500	1,685
		5,720

Financials—15.4%
FactSet Research Systems, Inc.	9,229	3,069
Goosehead Insurance, Inc. Class A	23,760	2,964
Interactive Brokers Group, Inc. Class A	77,630	4,729
MarketAxess Holdings, Inc.	7,613	4,344
Morningstar, Inc.	21,510	4,981
Oportun Financial Corp.(1)	53,880	1,044
		21,131

Health Care—5.1%
Mesa Laboratories, Inc.	5,435	1,558
National Research Corp.	50,660	2,165
U.S. Physical Therapy, Inc.	27,600	3,319
		7,042

Industrials—8.6%
AAON, Inc.	76,000	5,064
HEICO Corp. Class A	32,270	3,778
Omega Flex, Inc.	19,859	2,899
		11,741

Information Technology—32.8%
Aspen Technology, Inc.(1)	33,014	4,300
Avalara, Inc.(1)	31,840	5,250
Bill.com Holdings, Inc.(1)	63,735	8,700
	Shares	Value

Information Technology—continued
Blackline, Inc.(1)	54,190	$ 7,228
Duck Creek Technologies, Inc.(1)(2)	164,864	7,139
nCino, Inc.(1)	51,956	3,762
NVE Corp.	8,850	497
Paycom Software, Inc.(1)	8,561	3,872
SPS Commerce, Inc.(1)	39,122	4,248
		44,996

Total Common Stocks (Identified Cost $51,551)		129,630

Total Long-Term Investments—94.6% (Identified Cost $51,551)		129,630

Short-Term Investment—3.4%
Money Market Mutual Fund—3.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	4,593,037	4,593
Total Short-Term Investment (Identified Cost $4,593)		4,593

TOTAL INVESTMENTS—98.0% (Identified Cost $56,144)		$134,223
Other assets and liabilities, net—2.0%		2,804
NET ASSETS—100.0%		$137,027

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of the security is restricted.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	85%
United Kingdom	10
China	5
Total	100%
† % of total investments as of December 31, 2020.
The following table summarizes the market value of the Series’ investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$129,630	$129,630
Money Market Mutual Fund	4,593	4,593
Total Investments	$134,223	$134,223
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Small-Cap Value Series
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—97.5%
Consumer Discretionary—13.3%
Cheesecake Factory, Inc. (The)	84,830	$ 3,144
Leslie’s, Inc.(1)	72,126	2,001
Terminix Global Holdings, Inc.(1)	74,998	3,826
Thor Industries, Inc.	29,867	2,777
		11,748

Consumer Staples—7.9%
National Beverage Corp.	48,090	4,083
WD-40 Co.	10,750	2,856
		6,939

Financials—14.9%
Bank of Hawaii Corp.	28,970	2,220
First Financial Bankshares, Inc.	34,962	1,265
Houlihan Lokey, Inc.	54,790	3,683
Primerica, Inc.	16,940	2,269
RLI Corp.	25,150	2,619
Stock Yards Bancorp, Inc.	28,331	1,147
		13,203

Health Care—1.8%
Anika Therapeutics, Inc.(1)	34,150	1,546
Industrials—36.4%
Albany International Corp. Class A	36,889	2,708
Armstrong World Industries, Inc.	33,447	2,488
Construction Partners, Inc. Class A(1)	59,000	1,717
CoreLogic, Inc.	43,288	3,347
Graco, Inc.	46,110	3,336
John Bean Technologies Corp.	17,923	2,041
Landstar System, Inc.	19,730	2,657
RBC Bearings, Inc.(1)	17,770	3,182
SiteOne Landscape Supply, Inc.(1)	33,727	5,350
	Shares	Value

Industrials—continued
UniFirst Corp.	9,303	$ 1,969
Watsco, Inc.	15,050	3,410
		32,205

Information Technology—12.3%
American Software, Inc. Class A	69,000	1,185
Badger Meter, Inc.	14,502	1,364
Brooks Automation, Inc.	58,609	3,976
EVERTEC, Inc.	69,199	2,721
Jack Henry & Associates, Inc.	9,940	1,610
		10,856

Materials—6.9%
Scotts Miracle-Gro Co. (The)	30,807	6,135
Real Estate—4.0%
MGM Growth Properties LLC Class A	114,240	3,576
Total Common Stocks (Identified Cost $45,840)		86,208

Total Long-Term Investments—97.5% (Identified Cost $45,840)		86,208

TOTAL INVESTMENTS—97.5% (Identified Cost $45,840)		$86,208
Other assets and liabilities, net—2.5%		2,237
NET ASSETS—100.0%		$88,445

Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the market value of the Series’ investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$86,208	$86,208
Total Investments	$86,208	$86,208
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)

	Par Value	Value
U.S. Government Securities—3.2%
U.S. Treasury Bond 2.875%, 5/15/49	$ 200	$ 258
U.S. Treasury Notes
0.250%, 5/31/25	855	853
0.375%, 9/20/27	585	576
1.500%, 2/15/30	2,025	2,141
Total U.S. Government Securities (Identified Cost $3,833)		3,828

Municipal Bonds—0.6%
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	40	42
Virginia—0.6%
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	625	654
Total Municipal Bonds (Identified Cost $662)		696

Foreign Government Securities—7.5%
Dominican Republic
144A 6.875%, 1/29/26(1)	130	157
144A 5.950%, 1/25/27(1)	100	117
Emirate of Dubai RegS 5.250%, 1/30/43(2)	400	469
Federative Republic of Brazil 3.875%, 6/12/30	200	211
Kingdom of Saudi Arabia
144A 3.625%, 3/4/28(1)	470	527
144A 3.250%, 10/22/30(1)	205	226
144A 4.500%, 10/26/46(1)	305	370
Republic of Argentine 0.125%, 7/9/35(3)	590	215
Republic of Colombia 4.125%, 5/15/51	220	245
Republic of Ecuador 144A 0.500%, 7/31/35(1)(3)	170	92
Republic of Egypt 144A 7.600%, 3/1/29(1)	400	459
Republic of Ghana 144A 8.125%, 3/26/32(1)	200	211
Republic of Indonesia
2.850%, 2/14/30	200	216
4.200%, 10/15/50	225	268
144A 4.350%, 1/8/27(1)	240	279
Republic of Kenya 144A 8.000%, 5/22/32(1)(4)	200	233
Republic of Nigeria 144A 7.875%, 2/16/32(1)	200	220
	Par Value	Value

Foreign Government Securities—continued
Republic of Pakistan 144A 8.250%, 9/30/25(1)	$ 200	$ 220
Republic of Panama 4.300%, 4/29/53	355	450
Republic of Philippines 3.700%, 3/1/41	200	231
Republic of South Africa 5.650%, 9/27/47	390	389
Republic of Turkey
7.375%, 2/5/25	230	256
4.875%, 10/9/26	200	202
6.125%, 10/24/28	215	229
Republic of Uruguay 5.100%, 6/18/50	165	231
Republic of Venezuela
9.375%, 1/13/34(5)	295	27
RegS 7.650%, 4/21/25(2)(5)	825	76
Russian Federation
RegS 4.375%, 3/21/29(2)	200	233
RegS 5.250%, 6/23/47(2)	200	277
State of Israel 2.750%, 7/3/30	345	380
State of Qatar 144A 4.400%, 4/16/50(1)	200	261
Ukraine Government 144A 7.253%, 3/15/33(1)	200	218
United Mexican States
4.500%, 1/31/50	340	398
Series M 6.500%, 6/9/22	5,098 MXN	264
Total Foreign Government Securities (Identified Cost $9,193)		8,857

Mortgage-Backed Securities—16.1%
Agency—0.5%
Federal National Mortgage Association
Pool #AT2016 3.000%, 4/1/43	246	263
Pool #AS4992 3.500%, 5/1/45	138	149
Pool #AS9393 4.000%, 4/1/47	59	63
Pool #MA3121 4.000%, 9/1/47	130	140
		615

Non-Agency—15.6%
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(1)	435	471
2015-SFR1, A 144A 3.467%, 4/17/52(1)	305	327
2015-SFR2, C 144A 4.691%, 10/17/52(1)	340	375
Angel Oak SB Commercial Mortgage Trust 2020-SBC1, A1 144A 1.932%, 5/25/50(1)(3)	341	342
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(1)(3)	$ 63	$ 64
2019-1, A1 144A 3.805%, 1/25/49(1)(3)	107	110
2019-2, A1 144A 3.347%, 4/25/49(1)(3)	137	141
Banc of America Funding Trust 2005-1, 1A1 5.500%, 2/25/35	59	61
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A 4.250%, 4/28/55(1)	275	289
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(1)(3)	130	137
BX Trust 2019-OC11, D 144A 4.075%, 12/9/41(1)(3)	295	307
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(1)	215	219
CIT Home Equity Loan Trust 2003-1, A5 5.480%, 7/20/34(3)	17	17
Citigroup Mortgage Loan Trust, Inc.
2019-IMC1, A1 144A 2.720%, 7/25/49(1)(3)	165	168
2015-A, A1 144A 3.500%, 6/25/58(1)(3)	36	36
COLT Trust 2020-RPL1, A1 144A 1.390%, 1/25/65(1)(3)	219	220
CoreVest American Finance Trust 2020-4, A 144A 1.174%, 12/15/52(1)	235	235
Credit Suisse Mortgage Capital Trust
2014-IVR2, A2 144A 3.783%, 4/25/44(1)(3)	54	56
2020-RPL4, A1 144A 2.000%, 1/25/60(1)	375	385
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(1)(3)	6	6
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(1)(3)	87	89
FirstKey Homes Trust
2020-SFR1, B 144A 1.740%, 9/17/25(1)	200	202
2020-SFR2, B 144A 1.567%, 10/19/37(1)	335	333
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(1)(3)	62	63
2018-1, A23 144A 3.500%, 11/25/57(1)(3)	115	119
2018-2, A41 144A 4.500%, 10/25/58(1)(3)	114	116
2019-H1, A1 144A 2.657%, 10/25/59(1)(3)	56	57
2020-H1, A1 144A 2.310%, 1/25/60(1)(3)	229	233
Home Partners of America Trust 2020-2, A 144A 1.532%, 1/17/41(1)	222	219
Homeward Opportunities Fund I Trust 2019-1, A1 144A 3.454%, 1/25/59(1)(3)	129	131
JPMorgan Chase Mortgage Trust
2014-2, 2A2 144A 3.500%, 6/25/29(1)(3)	72	73
	Par Value	Value

Non-Agency—continued
2014-1, 2A12 144A 3.500%, 1/25/44(1)(3)	$ 94	$ 96
2016-SH1, M2 144A 3.750%, 4/25/45(1)(3)	146	149
2016-SH2, M2 144A 3.750%, 12/25/45(1)(3)	174	181
LHOME Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(1)(3)	355	359
Mello Warehouse Securitization Trust 2019-1, C (1 month LIBOR + 1.200%) 144A 1.348%, 6/25/52(1)(3)	175	175
MetLife Securitization Trust
2017-1A, M1 144A 3.480%, 4/25/55(1)(3)	150	161
2019-1A, A1A 144A 3.750%, 4/25/58(1)(3)	238	256
Mill City Mortgage Loan Trust
2017-1, M2 144A 3.250%, 11/25/58(1)(3)	100	109
2019-1, M2 144A 3.500%, 10/25/69(1)(3)	165	180
Morgan Stanley - Bank of America (Merrill Lynch) Trust 2013-C13, AS 4.266%, 11/15/46	125	134
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(1)(3)	143	152
2015-2A, A1 144A 3.750%, 8/25/55(1)(3)	114	122
2016-1A, A1 144A 3.750%, 3/25/56(1)(3)	100	106
2016-4A, B1A 144A 4.500%, 11/25/56(1)(3)	262	292
2017-2A, A3 144A 4.000%, 3/25/57(1)(3)	97	105
2018-1A, A1A 144A 4.000%, 12/25/57(1)(3)	199	215
OBX Trust
2019-INV1, A3 144A 4.500%, 11/25/48(1)(3)	126	132
2018-EXP2, 1A1 144A 4.000%, 7/25/58(1)(3)	178	181
Preston Ridge Partners Mortgage LLC
2020-1A, A1 144A 2.981%, 2/25/25(1)(3)	319	320
2020-2, A1 144A 3.671%, 8/25/25(1)(3)	303	306
2020-3, A1 144A 2.857%, 9/25/25(1)(3)	412	415
2020-6, A1 144A 2.363%, 11/25/25(1)(3)	436	436
Pretium Mortgage Credit Partners I LLC 2020-NPL3, A1 144A 3.105%, 6/27/60(1)(3)	340	340
Progress Residential Trust
2018-SFR1, B 144A 3.484%, 3/17/35(1)	270	270
2018-SFR2, B 144A 3.841%, 8/17/35(1)	545	552
2019-SFR2, A 144A 3.147%, 5/17/36(1)	248	256
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(1)(3)	283	288
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(1)(3)	$378	$389
RCO V Mortgage LLC 2019-2, A1 144A 3.475%, 11/25/24(1)(3)	194	194
Residential Asset Mortgage Products Trust 2004-SL1, A8 6.500%, 11/25/31	15	14
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(1)(3)	231	236
Sequoia Mortgage Trust 2013-8, B1 3.512%, 6/25/43(3)	118	121
Starwood Mortgage Residential Trust
2019-IMC1, A1 144A 3.468%, 2/25/49(1)(3)	219	220
2020-2, A1 144A 2.718%, 4/25/60(1)(3)	211	215
Sutherland Commercial Mortgage Loans 2017-SBC6, A 144A 3.192%, 5/25/37(1)(3)	16	16
Towd Point Mortgage Trust
2016-1, M1 144A 3.500%, 2/25/55(1)(3)	135	143
2015-5, A2 144A 3.500%, 5/25/55(1)(3)	315	326
2017-1, M1 144A 3.750%, 10/25/56(1)(3)	135	147
2017-4, A2 144A 3.000%, 6/25/57(1)(3)	300	323
2017-6, A2 144A 3.000%, 10/25/57(1)(3)	300	319
2018-6, A2 144A 3.750%, 3/25/58(1)(3)	710	793
2018-SJ1, A1 144A 4.000%, 10/25/58(1)(3)	30	30
2019-2, A2 144A 3.750%, 12/25/58(1)(3)	290	320
2015-2, 1M1 144A 3.250%, 11/25/60(1)(3)	315	326
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(1)	235	244
2020-SFR2, D 144A 2.281%, 11/17/39(1)	225	222
TVC Mortgage Trust 2020-RTL1, A1 144A 3.474%, 9/25/24(1)	240	242
VCAT LLC
2019-NPL2, A1 144A 3.573%, 11/25/49(1)(3)	137	138
2020-NPL1, A1 144A 3.671%, 8/25/50(1)(3)	130	131
Vericrest Opportunity Loan Trust
2019-NPL2, A1 144A 3.967%, 2/25/49(1)(3)	103	103
2020-NPL2, A1A 144A 2.981%, 2/25/50(1)(3)	79	79
Vericrest Opportunity Loan Trust LXXXV LLC 2020-NPL1, A1A 144A 3.228%, 1/25/50(1)(3)	198	199
Verus Securitization Trust
2018-2, B1 144A 4.426%, 6/1/58(1)(3)	415	433
2018-3, A1 144A 4.108%, 10/25/58(1)(3)	103	105
	Par Value	Value

Non-Agency—continued
2019-INV1, A1 144A 3.402%, 12/25/59(1)(3)	$163	$ 165
Visio Trust 2020-1R, A2 144A 1.567%, 11/25/55(1)	166	166
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	140	144
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(1)(3)	159	164
		18,556

Total Mortgage-Backed Securities (Identified Cost $18,738)		19,171

Asset-Backed Securities—10.9%
Automobiles—6.3%
American Credit Acceptance Receivables Trust
2018-4, C 144A 3.970%, 1/13/25(1)	236	238
2020-4, D 144A 1.770%, 12/14/26(1)	285	287
AmeriCredit Automobile Receivables Trust
2018-1, D 3.820%, 3/18/24	295	310
2020-3, C 1.060%, 8/18/26	230	231
Avid Automobile Receivables Trust
2019-1, C 144A 3.140%, 7/15/26(1)	355	362
2019-1, D 144A 4.030%, 7/15/26(1)	285	287
Avis Budget Rental Car Funding LLC (AESOP) 2020-2A, A 144A 2.020%, 2/20/27(1)	285	290
Capital Auto Receivables Asset Trust 2017-1, D 144A 3.150%, 2/20/25(1)	340	345
CPS Auto Receivables Trust 2018-C, D 144A 4.400%, 6/17/24(1)	310	321
Exeter Automobile Receivables Trust
2018-4A, D 144A 4.350%, 9/16/24(1)	365	382
2019-1A, D 144A 4.130%, 12/16/24(1)	355	370
2019-3A, C 144A 2.790%, 5/15/24(1)	295	301
Flagship Credit Auto Trust
2016-3, D 144A 3.890%, 11/15/22(1)	386	391
2020-3, C 144A 1.730%, 9/15/26(1)	285	292
Foursight Capital Automobile Receivables Trust
2017-1, B 144A 3.050%, 12/15/22(1)	139	139
2019-1, E 144A 4.300%, 9/15/25(1)	285	296
GLS Auto Receivables Issuer Trust
2019-4A, B 144A 2.780%, 9/16/24(1)	425	437
2020-3A, D 144A 2.270%, 5/15/26(1)	285	292
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
GLS Auto Receivables Trust
2018-1A, B 144A 3.520%, 8/15/23(1)	$410	$ 416
2018-3A, C 144A 4.180%, 7/15/24(1)	455	474
Hertz Vehicle Financing II LP
2016-4A, A 144A 2.650%, 7/25/22(1)	84	85
2018-1A, A 144A 3.290%, 2/25/24(1)	36	37
Prestige Auto Receivables Trust 2019-1A, D 144A 3.010%, 8/15/25(1)	295	305
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(1)	5	5
United Auto Credit Securitization Trust 2019-1, E 144A 4.290%, 8/12/24(1)	295	302
Veros Automobile Receivables Trust 2020-1, B 144A 2.190%, 6/16/25(1)	290	292
		7,487

Consumer Loans—0.1%
Marlette Funding Trust 2019-4A, A 144A 2.390%, 12/17/29(1)	154	156
Equipment—0.1%
NMEF Funding LLC 2019-A, A 144A 2.730%, 8/17/26(1)	124	125
Other—4.3%
Amur Equipment Finance Receivables V LLC 2018-1A, A2 144A 3.240%, 12/20/23(1)	60	60
Aqua Finance Trust 2019-A, C 144A 4.010%, 7/16/40(1)	355	366
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	279	286
Business Jet Securities LLC
2019-1, A 144A 4.212%, 7/15/34(1)	131	134
2020-1A, A 144A 2.981%, 11/15/35(1)	199	202
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(1)	264	265
Conn’s Receivables Funding LLC 2020-A, B 144A 4.270%, 6/16/25(1)	225	226
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(1)	83	84
Hardee’s Funding LLC 2020-1A, A2 144A 3.981%, 12/20/50(1)	285	292
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(1)	306	316
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	295	315
Lendmark Funding Trust 2018-2A, A 144A 4.230%, 4/20/27(1)	360	370
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(1)	285	289
NMEF Funding LLC 2019-A, C 144A 3.300%, 8/17/26(1)	240	246
Octane Receivables Trust 2020-1A, B 144A 1.980%, 6/20/25(1)	335	337
OneMain Financial Issuance Trust 2018-1A, A 144A 3.300%, 3/14/29(1)	335	338
	Par Value	Value

Other—continued
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(1)	$335	$ 335
Regional Management Issuance Trust 2018-2, A 144A 4.560%, 1/18/28(1)	295	298
Republic Finance Issuance Trust 2020-A, A 144A 2.470%, 11/20/30(1)	225	229
Small Business Lending Trust 2020-A, A 144A 2.620%, 12/15/26(1)	84	84
		5,072

Student Loan—0.1%
SoFi Professional Loan Program LLC 2016-A, A2 144A 2.760%, 12/26/36(1)	46	46
Total Asset-Backed Securities (Identified Cost $12,611)		12,886

Corporate Bonds and Notes—45.3%
Communication Services—5.0%
Altice France Holding S.A. 144A 6.000%, 2/15/28(1)	250	253
ANGI Group LLC 144A 3.875%, 8/15/28(1)	115	117
Baidu, Inc. 3.425%, 4/7/30	290	321
Cable Onda S.A. 144A 4.500%, 1/30/30(1)	240	265
Cars.com, Inc. 144A 6.375%, 11/1/28(1)	120	127
CCO Holdings LLC
144A 4.750%, 3/1/30(1)	115	124
144A 4.500%, 8/15/30(1)	150	159
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(1)	175	182
Clear Channel Worldwide Holdings, Inc.
9.250%, 2/15/24	62	63
144A 5.125%, 8/15/27(1)	80	81
Consolidated Communications, Inc. 144A 6.500%, 10/1/28(1)	80	86
CSC Holdings LLC 144A 4.625%, 12/1/30(1)	200	209
Diamond Sports Group LLC
144A 5.375%, 8/15/26(1)	105	85
144A 6.625%, 8/15/27(1)(4)	180	109
DISH DBS Corp.
5.875%, 7/15/22	125	131
7.750%, 7/1/26	110	123
Frontier Communications Corp. 144A 6.750%, 5/1/29(1)	110	118
iHeartCommunications, Inc. 8.375%, 5/1/27	106	113
Level 3 Financing, Inc.
144A 4.250%, 7/1/28(1)	145	149
144A 3.625%, 1/15/29(1)	55	55
Live Nation Entertainment, Inc.
144A 5.625%, 3/15/26(1)	55	56
144A 4.750%, 10/15/27(1)	175	180
McGraw-Hill Global Education Holdings LLC Senior Unsecured Notes 144A 7.875%, 5/15/24(1)	170	155
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Communication Services—continued
Meredith Corp. 6.875%, 2/1/26	$145	$ 141
Nexstar Broadcasting, Inc. 144A 4.750%, 11/1/28(1)	115	120
Northwest Fiber LLC 144A 10.750%, 6/1/28(1)	105	120
Outfront Media Capital LLC 144A 6.250%, 6/15/25(1)	160	169
Radiate Holdco LLC
144A 4.500%, 9/15/26(1)	40	41
144A 6.500%, 9/15/28(1)	110	115
Sprint Corp. 7.875%, 9/15/23	105	122
Sprint Spectrum Co. LLC
144A 3.360%, 9/20/21(1)	37	38
144A 5.152%, 3/20/28(1)	200	231
Telesat Canada 144A 6.500%, 10/15/27(1)	300	313
Tencent Holdings Ltd. 144A 3.975%, 4/11/29(1)	400	456
TripAdvisor, Inc. 144A 7.000%, 7/15/25(1)	90	97
Twitter, Inc. 144A 3.875%, 12/15/27(1)	260	277
Univision Communications, Inc.
144A 5.125%, 2/15/25(1)	175	176
144A 6.625%, 6/1/27(1)	45	48
Virgin Media Finance plc 144A 5.000%, 7/15/30(1)	220	228
		5,953

Consumer Discretionary—4.4%
99 Escrow Issuer, Inc. 144A 7.500%, 1/15/26(1)	10	10
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	110	116
American Builders & Contractors Supply Co., Inc. 144A 4.000%, 1/15/28(1)	165	171
Aramark Services, Inc. 144A 6.375%, 5/1/25(1)	165	176
Block Financial LLC 3.875%, 8/15/30	320	346
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)	55	59
144A 8.125%, 7/1/27(1)	40	44
Caesars Resort Collection LLC 144A 5.750%, 7/1/25(1)	5	5
Carnival Corp.
144A 11.500%, 4/1/23(1)	40	46
144A 7.625%, 3/1/26(1)	25	27
Carvana Co.
144A 5.625%, 10/1/25(1)	90	92
144A 5.875%, 10/1/28(1)	90	94
Clarios Global LP 144A 8.500%, 5/15/27(1)	90	98
Cooper-Standard Automotive, Inc. 144A 13.000%, 6/1/24(1)	110	129
Dana, Inc. 5.375%, 11/15/27	154	163
Dave & Buster’s, Inc. 144A 7.625%, 11/1/25(1)	20	21
	Par Value	Value

Consumer Discretionary—continued
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(1)	$185	$ 188
FirstCash, Inc. 144A 4.625%, 9/1/28(1)	95	98
Ford Motor Co. 9.000%, 4/22/25	162	199
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(1)	285	268
General Motors Co. 6.800%, 10/1/27	145	186
Golden Nugget, Inc. 144A 8.750%, 10/1/25(1)(4)	130	134
Hanesbrands, Inc. 144A 5.375%, 5/15/25(1)	165	175
Lear Corp. 3.800%, 9/15/27	290	325
M/I Homes, Inc. 4.950%, 2/1/28	160	169
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	125	127
MGM Growth Properties Operating Partnership LP
5.750%, 2/1/27	85	95
144A 4.625%, 6/15/25(1)	25	27
NCL Corp., Ltd. 144A 5.875%, 3/15/26(1)	45	47
Nissan Motor Co. Ltd. 144A 4.810%, 9/17/30(1)	200	225
PulteGroup, Inc. 7.875%, 6/15/32	135	202
Royal Caribbean Cruises Ltd. 144A 9.125%, 6/15/23(1)	30	33
Scientific Games International, Inc.
144A 8.250%, 3/15/26(1)	80	86
144A 7.000%, 5/15/28(1)	40	43
Station Casinos LLC 144A 4.500%, 2/15/28(1)	135	136
Under Armour, Inc. 3.250%, 6/15/26	170	171
Vista Outdoor, Inc. 5.875%, 10/1/23	125	126
Weekley Homes LLC 144A 4.875%, 9/15/28(1)	210	220
Wynn Macau Ltd. 144A 5.625%, 8/26/28(1)	285	299
		5,176

Consumer Staples—1.5%
Albertsons Cos., Inc. 144A 4.625%, 1/15/27(1)	235	250
Altria Group, Inc. 4.800%, 2/14/29	360	432
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 1/23/29	265	327
BAT Capital Corp. 4.906%, 4/2/30	245	296
Chobani LLC 144A 7.500%, 4/15/25(1)	180	189
Kraft Heinz Foods Co. 144A 3.875%, 5/15/27(1)	105	113
Kronos Acquisition Holdings, Inc.
144A 9.000%, 8/15/23(1)	100	102
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Consumer Staples—continued
144A 5.000%, 12/31/26(1)	$ 5	$ 5
144A 7.000%, 12/31/27(1)	25	26
		1,740

Energy—6.8%
Aker BP ASA 144A 2.875%, 1/15/26(1)	150	153
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(1)	225	191
Antero Midstream Partners LP
144A 7.875%, 5/15/26(1)	80	83
144A 5.750%, 1/15/28(1)	105	101
Apache Corp. 4.625%, 11/15/25	110	115
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(1)	100	100
Blue Racer Midstream LLC
144A 7.625%, 12/15/25(1)	5	5
144A 6.625%, 7/15/26(1)	135	136
BP Capital Markets plc 4.875% (6)	275	307
Callon Petroleum Co. 6.125%, 10/1/24	101	58
Cheniere Energy Partners LP 5.625%, 10/1/26	65	68
Cheniere Energy, Inc. 144A 4.625%, 10/15/28(1)	65	68
Cimarex Energy Co. 4.375%, 3/15/29	265	302
Citgo Holding, Inc. 144A 9.250%, 8/1/24(1)	55	51
Citgo Petroleum Corp. 144A 7.000%, 6/15/25(1)	110	110
Concho Resources, Inc. 2.400%, 2/15/31	350	366
Continental Resources, Inc. 4.375%, 1/15/28	125	127
CrownRock LP 144A 5.625%, 10/15/25(1)	135	138
Energy Transfer Partners LP 5.000%, 10/1/22	314	333
EQM Midstream Partners LP
144A 6.000%, 7/1/25(1)	45	49
144A 6.500%, 7/1/27(1)	50	56
HollyFrontier Corp. 5.875%, 4/1/26	360	402
KazMunayGas National Co., JSC 144A 4.750%, 4/19/27(1)	395	458
Kinder Morgan, Inc. 7.750%, 1/15/32	225	326
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(1)	120	1
Northriver Midstream Finance LP 144A 5.625%, 2/15/26(1)	120	124
NuStar Logistics LP 6.375%, 10/1/30	40	45
Occidental Petroleum Corp.
2.700%, 8/15/22	55	55
5.875%, 9/1/25	80	85
5.500%, 12/1/25	5	5
3.500%, 8/15/29	55	50
6.625%, 9/1/30	115	125
	Par Value	Value

Energy—continued
6.125%, 1/1/31	$ 80	$ 86
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (1)(6)	60	— (7)
Parsley Energy LLC 144A 4.125%, 2/15/28(1)	110	117
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	180	165
Pertamina Persero PT 144A 6.450%, 5/30/44(1)	320	434
Petrobras Global Finance B.V.
5.999%, 1/27/28	180	211
5.600%, 1/3/31	105	121
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(5)	650	23
Petroleos Mexicanos
6.875%, 8/4/26	170	186
5.950%, 1/28/31	305	304
6.375%, 1/23/45	185	170
6.350%, 2/12/48	300	272
Petronas Capital Ltd. 144A 3.500%, 4/21/30(1)	220	252
Plains All American Pipeline LP 3.800%, 9/15/30	270	290
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	175	201
Sunoco LP 144A 4.500%, 5/15/29(1)	175	182
Targa Resources Partners LP
5.875%, 4/15/26	125	132
144A 4.875%, 2/1/31(1)	45	49
Transocean, Inc. 144A 11.500%, 1/30/27(1)	59	42
USA Compression Partners LP 6.875%, 4/1/26	55	57
WPX Energy, Inc. 4.500%, 1/15/30	220	233
		8,120

Financials—9.1%
Acrisure LLC
144A 8.125%, 2/15/24(1)	80	85
144A 7.000%, 11/15/25(1)	165	172
AerCap Ireland Capital DAC 3.650%, 7/21/27	150	163
Allstate Corp. (The) Series B 5.750%, 8/15/53	280	300
Ascot Group Ltd. 144A 4.250%, 12/15/30(1)	134	137
Athene Global Funding 144A 2.450%, 8/20/27(1)	340	352
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(1)	335	385
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(1)	215	238
Bank of America Corp. 4.200%, 8/26/24	223	250
Bank of Montreal 3.803%, 12/15/32	326	369
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(1)	275	296
Brighthouse Financial, Inc.
3.700%, 6/22/27	60	65
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Financials—continued
5.625%, 5/15/30	$210	$ 259
Brightsphere Investment Group, Inc. 4.800%, 7/27/26	270	290
Capital One Financial Corp. 3.750%, 7/28/26	350	397
Charles Schwab Corp. (The) Series H 4.000% (6)	285	300
Citadel LP 144A 4.875%, 1/15/27(1)	235	256
Citigroup, Inc. 3.980%, 3/20/30	265	312
Discover Bank 4.682%, 8/9/28	340	361
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(1)	440	444
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	365	408
Goldman Sachs Group, Inc. (The) 3.850%, 1/26/27	280	319
ICAHN Enterprises LP 6.250%, 5/15/26	155	164
Intercorp Peru Ltd. 144A 3.875%, 8/15/29(1)	235	244
Jefferies Financial Group, Inc. 5.500%, 10/18/23	100	110
Jefferies Group LLC 4.850%, 1/15/27	60	70
JPMorgan Chase & Co.
2.950%, 10/1/26	475	527
2.956%, 5/13/31	540	592
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(1)	130	128
Liberty Mutual Insurance Co. 144A 8.500%, 5/15/25(1)	25	31
Lincoln National Corp. (3 month LIBOR + 2.040%) 2.258%, 4/20/67(3)	365	273
MetLife, Inc. Series G 3.850% (6)	245	259
Navient Corp. 6.750%, 6/25/25	120	131
NMI Holdings, Inc. 144A 7.375%, 6/1/25(1)	70	78
OneMain Finance Corp. 7.125%, 3/15/26	110	130
Prudential Financial, Inc. 5.875%, 9/15/42	280	300
Santander Holdings USA, Inc. 4.400%, 7/13/27	200	229
Synovus Financial Corp. 5.900%, 2/7/29	109	118
Toronto-Dominion Bank (The) 3.625%, 9/15/31	295	334
Voya Financial, Inc. 5.650%, 5/15/53	240	254
Wells Fargo & Co. Series S 5.900% (6)	300	318
Zions Bancorp NA 3.250%, 10/29/29	350	369
		10,817

	Par Value	Value

Health Care—2.9%
AdaptHealth LLC 144A 4.625%, 8/1/29(1)	$ 20	$ 21
Advanz Pharma Corp., Ltd. 8.000%, 9/6/24	41	41
Akumin, Inc. 144A 7.000%, 11/1/25(1)	125	131
Avantor Funding, Inc. 144A 4.625%, 7/15/28(1)	20	21
Bausch Health Americas, Inc. 144A 9.250%, 4/1/26(1)	90	100
Bausch Health Cos., Inc. 144A 7.000%, 1/15/28(1)	140	154
Centene Corp. 4.625%, 12/15/29	100	111
Change Healthcare Holdings LLC 144A 5.750%, 3/1/25(1)	145	148
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(1)	200	209
Community Health Systems, Inc. 144A 6.625%, 2/15/25(1)	110	116
DaVita, Inc. 144A 3.750%, 2/15/31(1)	130	132
Endo Dac 144A 6.000%, 7/15/23(1)	100	85
HCA, Inc. 5.625%, 9/1/28	90	106
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(1)	215	235
Jaguar Holding Co. II 144A 5.000%, 6/15/28(1)	90	96
Legacy LifePoint Health LLC
144A 6.750%, 4/15/25(1)	50	54
144A 4.375%, 2/15/27(1)	85	86
LifePoint Health, Inc. 144A 5.375%, 1/15/29(1)	45	45
Ortho-Clinical Diagnostics, Inc. 144A 7.375%, 6/1/25(1)	55	59
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	75	81
Perrigo Finance Unlimited Co. 4.375%, 3/15/26	300	339
Royalty Pharma plc 144A 2.200%, 9/2/30(1)	213	219
Select Medical Corp. 144A 6.250%, 8/15/26(1)	105	113
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(1)	35	36
144A 10.000%, 4/15/27(1)	100	110
Syneos Health, Inc. 144A 3.625%, 1/15/29(1)	30	30
Tenet Healthcare Corp.
4.625%, 7/15/24	70	72
144A 5.125%, 11/1/27(1)	80	85
144A 7.500%, 4/1/25(1)	15	16
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/1/26	215	207
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(1)	230	236
		3,494

See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Industrials—3.9%
Allied Universal Holdco LLC 144A 6.625%, 7/15/26(1)	$195	$ 208
American Airlines, Inc. 144A 11.750%, 7/15/25(1)	235	271
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(1)	360	380
Aviation Capital Group LLC 144A 3.500%, 11/1/27(1)	355	355
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(1)	188	203
Boeing Co. (The)
5.150%, 5/1/30	175	212
3.750%, 2/1/50	85	89
5.930%, 5/1/60	69	98
Bombardier, Inc. 144A 8.750%, 12/1/21(1)	125	130
CoStar Group, Inc. 144A 2.800%, 7/15/30(1)	285	296
CP Atlas Buyer, Inc. 144A 7.000%, 12/1/28(1)	135	140
Fortress Transportation & Infrastructure Investors LLC
144A 6.500%, 10/1/25(1)	15	16
144A 9.750%, 8/1/27(1)	25	29
GFL Environmental, Inc.
144A 8.500%, 5/1/27(1)	72	80
144A 4.000%, 8/1/28(1)	85	86
Hillenbrand, Inc. 5.000%, 9/15/26	255	286
Howmet Aerospace, Inc. 6.875%, 5/1/25	115	136
LBM Acquisition LLC 144A 6.250%, 1/15/29(1)	155	161
Norwegian Air Shuttle ASA Pass-Through Trust 2016-1, A 144A 4.875%, 5/10/28(1)	279	255
Signature Aviation US Holdings, Inc. 144A 4.000%, 3/1/28(1)	180	181
Spirit AeroSystems, Inc.
3.950%, 6/15/23	65	64
144A 5.500%, 1/15/25(1)	110	116
Standard Industries, Inc. 144A 4.375%, 7/15/30(1)	185	198
Stanley Black & Decker, Inc. 4.000%, 3/15/60	267	284
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(1)	120	124
Uber Technologies, Inc. 144A 7.500%, 5/15/25(1)	200	216
		4,614

Information Technology—3.3%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(1)	80	86
Black Knight InfoServ LLC 144A 3.625%, 9/1/28(1)	125	128
Broadcom, Inc. 4.150%, 11/15/30	280	324
Citrix Systems, Inc. 3.300%, 3/1/30	420	464
Dell International LLC 144A 8.100%, 7/15/36(1)	140	207
	Par Value	Value

Information Technology—continued
HP, Inc. 3.400%, 6/17/30	$345	$ 384
J2 Global, Inc. 144A 4.625%, 10/15/30(1)	110	116
Leidos, Inc. 144A 2.300%, 2/15/31(1)	310	316
Microchip Technology, Inc. 144A 4.250%, 9/1/25(1)	170	180
Motorola Solutions, Inc.
4.600%, 2/23/28	168	202
4.600%, 5/23/29	120	144
NCR Corp. 144A 5.250%, 10/1/30(1)	20	22
Open Text Holdings, Inc. 144A 4.125%, 2/15/30(1)	145	154
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	220	233
Seagate HDD Cayman 144A 3.375%, 7/15/31(1)	120	121
Veritas US, Inc. 144A 7.500%, 9/1/25(1)	165	169
ViaSat, Inc. 144A 5.625%, 9/15/25(1)	175	179
VMware, Inc.
3.900%, 8/21/27	175	197
4.700%, 5/15/30	125	150
Xerox Holdings Corp. 144A 5.500%, 8/15/28(1)	135	143
		3,919

Materials—3.6%
ARD Finance S.A. PIK 144A 6.500%, 6/30/27(1)(8)	235	251
Avient Corp. 144A 5.750%, 5/15/25(1)	215	228
Chemours Co. (The) 144A 5.750%, 11/15/28(1)	110	112
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)	170	184
Equate Petrochemical BV 144A 4.250%, 11/3/26(1)	340	379
Hecla Mining Co. 7.250%, 2/15/28	200	218
Inversiones CMPC S.A. 144A 3.850%, 1/13/30(1)	350	392
Kaiser Aluminum Corp.
144A 6.500%, 5/1/25(1)	20	21
144A 4.625%, 3/1/28(1)	120	125
Kraton Polymers LLC
144A 7.000%, 4/15/25(1)	170	179
144A 4.250%, 12/15/25(1)	35	36
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(1)	185	187
Novelis Corp. 144A 4.750%, 1/30/30(1)	220	237
Nutrition & Biosciences, Inc. 144A 2.300%, 11/1/30(1)	230	237
Olin Corp. 5.625%, 8/1/29	115	125
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(1)	175	185
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Materials—continued
Syngenta Finance N.V. 144A 4.441%, 4/24/23(1)	$400	$ 420
Teck Resources Ltd. 6.125%, 10/1/35	260	335
TPC Group, Inc. 144A 10.500%, 8/1/24(1)	55	45
Trident TPI Holdings, Inc.
144A 9.250%, 8/1/24(1)	115	122
144A 6.625%, 11/1/25(1)	130	132
United States Steel Corp. 144A 12.000%, 6/1/25(1)	160	185
		4,335

Real Estate—2.1%
EPR Properties 4.750%, 12/15/26	130	131
ESH Hospitality, Inc. 144A 4.625%, 10/1/27(1)	175	179
GLP Capital LP
5.250%, 6/1/25	185	208
5.750%, 6/1/28	64	76
5.300%, 1/15/29	95	111
Iron Mountain, Inc. 144A 4.875%, 9/15/29(1)	245	259
iStar, Inc. 4.250%, 8/1/25	175	173
MPT Operating Partnership LP
5.000%, 10/15/27	125	133
4.625%, 8/1/29	45	48
3.500%, 3/15/31	145	150
Office Properties Income Trust 4.500%, 2/1/25	385	408
Service Properties Trust 4.950%, 2/15/27	195	196
Spirit Realty LP 3.200%, 2/15/31	295	313
Uniti Group LP
8.250%, 10/15/23	105	106
144A 7.875%, 2/15/25(1)	55	59
		2,550

Utilities—2.7%
American Electric Power Co., Inc. 2.300%, 3/1/30	332	346
CMS Energy Corp. 4.750%, 6/1/50	275	310
Dominion Energy, Inc. 3.375%, 4/1/30	265	302
DPL, Inc. 4.350%, 4/15/29	164	184
Edison International 4.125%, 3/15/28	285	318
Exelon Corp. 3.497%, 6/1/22	255	265
Ferrellgas Partners LP 8.625%, 6/15/20(5)	50	13
National Fuel Gas Co. 5.500%, 1/15/26	230	265
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(1)	390	431
PG&E Corp. 5.250%, 7/1/30	90	99
	Par Value	Value

Utilities—continued
Talen Energy Supply LLC
144A 7.250%, 5/15/27(1)	$ 55	$ 58
144A 6.625%, 1/15/28(1)	150	157
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(1)	110	124
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/20(1)(9)	465	—
Vistra Operations Co. LLC 144A 3.700%, 1/30/27(1)	265	292
		3,164

Total Corporate Bonds and Notes (Identified Cost $50,822)		53,882

Leveraged Loans(3)—10.0%
Aerospace—0.5%
AI Convoy (Luxembourg) S.a.r.l. Tranche B (6 month LIBOR + 3.500%) 4.500%, 1/18/27	179	178
Amentum Government Services Holdings LLC First Lien, Tranche 2 (3 month LIBOR + 4.750%) 5.500%, 1/29/27	95	96
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/21/27	165	172
TransDigm, Inc.
Tranche E (1 month LIBOR + 2.250%) 2.397%, 5/30/25	53	52
Tranche F (1 month LIBOR + 2.250%) 2.397%, 12/9/25	45	44
Tranche G (1 month LIBOR + 2.250%) 2.397%, 8/22/24	29	28
		570

Chemicals—0.2%
Aruba Investments Holdings LLC First Lien (3 month LIBOR + 4.000%) 4.750%, 11/24/27	95	95
Innophos Holdings, Inc. (1 month LIBOR + 3.500%) 3.647%, 2/5/27	109	109
		204

Consumer Non-Durables—0.6%
American Greetings Corp. (1 month LIBOR + 4.500%) 5.500%, 4/6/24	78	78
Diamond (BC) B.V.
(3 month LIBOR + 3.000%) 3.214%, 9/6/24	233	229
(3 month LIBOR + 5.000%) 6.000%, 9/6/24	60	60
Parfums Holding Co., Inc. First Lien (3 month LIBOR + 4.000%) 4.000%, 6/30/24	108	107
Rodan & Fields LLC (1 month LIBOR + 4.000%) 4.159%, 6/16/25	151	124
ZEP, Inc. First Lien (3 month LIBOR + 4.000%) 5.000%, 8/12/24	134	131
		729

See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Energy—0.3%
CITGO Petroleum Corp. 2019, Tranche B (3 month LIBOR + 6.250%) 7.250%, 3/28/24	$ 94	$ 93
Fieldwood Energy LLC First Lien (3 month PRIME + 4.250%) 7.500%, 4/11/22(10)	270	61
Hamilton Projects Acquiror LLC (3 month LIBOR + 4.750%) 5.750%, 6/17/27	114	114
Paragon Offshore Finance Co. (3 month PRIME + 0.000%) 3.250%, 7/16/21(5)(9)	1	—
Traverse Midstream Partners LLC (1 month LIBOR + 5.500%) 6.500%, 9/27/24	134	131
		399

Financial—0.4%
Asurion LLC Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 6.647%, 8/4/25	103	104
Avolon TLB Borrower 1 US LLC Tranche B-5 (1 month LIBOR + 2.500%) 3.250%, 12/1/27	95	95
Deerfield Dakota Holding LLC First Lien (1 month LIBOR + 3.750%) 4.750%, 4/9/27	159	159
iStar, Inc. Tranche B (1 month LIBOR + 2.750%) 2.903%, 6/28/23	167	166
		524

Food / Tobacco—0.5%
Arterra Wines Canada, Inc. Tranche B-1 (3 month LIBOR + 3.500%) 4.250%, 11/24/27	10	10
Chobani LLC (1 month LIBOR + 3.500%) 4.500%, 10/20/27	60	60
Dole Food Co., Inc. Tranche B (3 month LIBOR + 2.750%) 3.750%, 4/6/24	116	116
Froneri US, Inc. Tranche B-2 (1 month LIBOR + 2.250%) 2.397%, 1/29/27	60	59
H-Food Holdings LLC (3 month LIBOR + 3.688%) 3.833%, 5/23/25	138	136
Milk Specialties Co. (1 month LIBOR + 4.000%) 5.000%, 8/16/23	105	104
Shearer’s Foods LLC First Lien (3 month LIBOR + 4.000%) 4.750%, 9/23/27	126	126
		611

Forest Prod / Containers—0.2%
Klockner Pentaplast of America, Inc. (3 month LIBOR + 4.250%) 5.250%, 6/30/22	174	173
Spectrum Holdings III Corp. First Lien (6 month LIBOR + 3.250%) 4.250%, 1/31/25	80	75
		248

	Par Value	Value

Gaming / Leisure—0.7%
Carnival Corp. (1 month LIBOR + 7.500%) 8.500%, 6/30/25	$ 40	$ 41
CCM Merger, Inc. Tranche B (1 month LIBOR + 3.750%) 4.500%, 11/4/25	70	70
Everi Payments, Inc.
(1 month LIBOR + 10.500%) 11.500%, 5/9/24	10	10
Tranche B (1 month LIBOR + 2.750%) 3.750%, 5/9/24	60	59
Landry’s Finance Acquisition Co. 2020 (3 month LIBOR + 12.000%) 13.000%, 10/6/23	10	11
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24	184	169
Pug LLC Tranche B (1 month LIBOR + 3.500%) 3.647%, 2/12/27	188	179
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 2.897%, 8/14/24	62	60
Stars Group Holdings B.V. (3 month LIBOR + 3.500%) 3.754%, 7/10/25	74	74
UFC Holdings LLC Tranche B (6 month LIBOR + 3.250%) 4.250%, 4/29/26	116	116
		789

Healthcare—2.4%
Accelerated Health Systems LLC (1 month LIBOR + 3.500%) 3.652%, 10/31/25	123	120
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 5.500%, 6/30/25	184	184
ASP Navigate Acquisition Corp. (3 month LIBOR + 4.500%) 5.500%, 10/6/27	70	70
Azalea TopCo, Inc. (3 month LIBOR + 4.000%) 4.750%, 7/24/26	125	125
Cano Health LLC
(3 month LIBOR + 1.000%) 1.000%, 11/19/27(11)	40	40
(3 month LIBOR + 5.250%) 6.000%, 11/19/27	110	109
CHG Healthcare Services, Inc. (3 month LIBOR + 3.000%) 4.000%, 6/7/23	54	53
CT Technologies Intermediate Holdings, Inc. (1 month LIBOR + 5.000%) 6.000%, 12/16/25	110	109
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 3.897%, 10/10/25	104	87
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.897%, 11/17/25	170	170
Milano Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 4.750%, 10/1/27	170	170
National Mentor Holdings, Inc.
Tranche B (3 month LIBOR + 4.250%) 0.000%, 3/9/26(12)	58	58
Tranche C (3 month LIBOR + 4.250%) 0.000%, 3/9/26(12)	2	2
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Healthcare—continued
Navicure, Inc.
(1 month LIBOR + 4.000%) 4.147%, 10/22/26	$ 84	$ 84
Tranche B (1 month LIBOR + 4.000%) 4.750%, 10/22/26	40	40
One Call Corp. First Lien (3 month LIBOR + 5.250%) 6.250%, 11/27/22	252	243
Ortho-Clinical Diagnostics, Inc. (1 month LIBOR + 3.250%) 3.398%, 6/30/25	68	66
Packaging Coordinators Midco, Inc. Tranche B, First Lien (6 month LIBOR + 3.750%) 4.500%, 11/30/27	120	120
Pearl Intermediate Parent LLC First Lien (1 month LIBOR + 2.750%) 2.897%, 2/14/25	180	176
PetVet Care Centers LLC 2020, First Lien (1 month LIBOR + 4.250%) 5.250%, 2/14/25	25	25
Phoenix Guarantor, Inc.
Tranche B (1 month LIBOR + 3.750%) 4.250%, 3/5/26	65	65
Tranche B-1 (1 month LIBOR + 3.250%) 3.402%, 3/5/26	188	187
Pluto Acquisition I, Inc. 2020, First Lien (3 month LIBOR + 5.000%) 0.000%, 6/22/26(12)	100	100
Precision Medicine Group LLC
(3 month LIBOR + 3.750%) 4.500%, 11/18/27	97	97
(3 month LIBOR + 3.750%) 3.750%, 11/18/27(11)	13	13
Southern Veterinary Partners LLC
(3 month LIBOR + 2.000%) 2.000%, 10/1/27(11)	19	19
First Lien (3 month LIBOR + 4.000%) 5.000%, 10/5/27	139	139
Surgery Center Holdings, Inc. 2020 (1 month LIBOR + 8.000%) 9.000%, 9/30/24	25	25
Viant Medical Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 3.897%, 7/2/25	198	191
		2,887

Information Technology—1.2%
Applied Systems, Inc. Second Lien (3 month LIBOR + 7.000%) 8.000%, 9/19/25	112	113
Aston Finco S.a.r.l. First Lien (3 month LIBOR + 4.250%) 4.403%, 10/9/26	114	113
Barracuda Networks, Inc. First Lien (3 month LIBOR + 3.750%) 4.500%, 2/12/25	120	119
Boxer Parent Co., Inc. (1 month LIBOR + 4.250%) 4.397%, 10/2/25	183	182
Epicor Software Corp. Tranche B (1 month LIBOR + 4.250%) 5.250%, 7/30/27	150	150
Greeneden US Holdings II LLC Tranche B-4 (3 month LIBOR + 4.000%) 4.750%, 12/1/27	105	105
	Par Value	Value

Information Technology—continued
Hyland Software, Inc. 2018 (1 month LIBOR + 3.500%) 4.250%, 7/1/24	$159	$ 160
Masergy Holdings, Inc. 2017, First Lien (3 month LIBOR + 3.250%) 4.250%, 12/15/23	115	113
Sophia LP (3 month LIBOR + 3.750%) 4.500%, 10/7/27	140	140
Ultimate Software Group, Inc. (The)
2020 (3 month LIBOR + 4.000%) 4.750%, 5/4/26	179	180
Second Lien (3 month LIBOR + 6.750%) 7.500%, 5/3/27	5	5
Vertiv Group Corp. (1 month LIBOR + 3.000%) 3.153%, 3/2/27	45	44
Virtusa Corp. Tranche B (3 month LIBOR + 4.250%) 0.000%, 12/9/27(12)	20	20
		1,444

Manufacturing—0.7%
Alliance Laundry Systems LLC Tranche B (3 month LIBOR + 3.500%) 4.250%, 10/8/27	110	110
Backyard Acquireco, Inc. (3 month LIBOR + 4.000%) 4.750%, 11/2/27	115	115
CPI Acquisition, Inc. First Lien (3 month LIBOR + 4.500%) 5.500%, 8/17/22	128	117
DXP Enterprises, Inc. (1 month LIBOR + 4.750%) 5.750%, 12/16/27(9)	100	99
Filtration Group Corp.
(3 month LIBOR + 3.000%) 3.147%, 3/31/25	111	110
Tranche A (1 month LIBOR + 3.750%) 4.500%, 3/29/25	75	75
Star US Bidco LLC (1 month LIBOR + 4.250%) 5.250%, 3/17/27	144	141
U.S. Farathane LLC Tranche B-4 (3 month LIBOR + 3.500%) 4.500%, 12/23/21	118	109
		876

Media / Telecom - Broadcasting—0.1%
Diamond Sports Group LLC (1 month LIBOR + 3.250%) 3.400%, 8/24/26	89	78
Media / Telecom - Cable/Wireless Video—0.1%
Intelsat Jackson Holdings S.A. Tranche B-5 (6 month LIBOR + 8.625%) 8.625%, 1/2/24(10)	79	80
Radiate Holdco LLC Tranche B (1 month LIBOR + 3.500%) 4.250%, 9/25/26	22	22
		102

Media / Telecom - Diversified Media—0.2%
Newco Financing Partnership Tranche AV1 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(12)	90	90
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Media / Telecom - Diversified Media—continued
UPC Financing Partnership Tranche AV (3 month LIBOR + 3.500%) 3.677%, 1/31/29	$ 90	$ 90
		180

Media / Telecom - Telecommunications—0.1%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.397%, 3/15/27	79	78
Consolidated Communications, Inc. (1 month LIBOR + 4.750%) 5.750%, 10/2/27	75	75
		153

Retail—0.3%
CNT Holdings I Corp. First Lien (6 month LIBOR + 3.750%) 4.500%, 11/8/27	130	130
Michaels Stores, Inc. 2020, Tranche B (1 month LIBOR + 3.500%) 4.250%, 10/1/27	50	49
Petco Animal Supplies, Inc. (3 month LIBOR + 3.250%) 0.000%, 1/26/23(12)	120	115
		294

Service—1.2%
Cardtronics USA, Inc. (1 month LIBOR + 4.000%) 5.000%, 6/29/27	80	79
Carlisle Food Service Products, Inc. First Lien (3 month LIBOR + 3.000%) 4.000%, 3/20/25	121	111
CSC SW Holdco, Inc. Tranche B-1 (3 month LIBOR + 3.250%) 4.250%, 11/14/22	114	114
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.750%) 3.898%, 2/6/26	203	203
Hoya Midco LLC First Lien (6 month LIBOR + 3.500%) 4.144%, 6/30/24	128	121
NAB Holdings LLC 2018 (3 month LIBOR + 3.000%) 4.000%, 7/1/24	115	114
Pi US Mergerco, Inc. Tranche B-1 (1 month LIBOR + 3.500%) 4.500%, 1/3/25	223	222
Sedgwick Claims Management Services, Inc. 2019 (1 month LIBOR + 4.000%) 4.147%, 9/3/26	207	206
TKC Holdings, Inc. First Lien (3 month LIBOR + 3.750%) 4.750%, 2/1/23	108	105
Weld North Education LLC 2020 (3 month LIBOR + 4.000%) 0.000%, 12/15/27(12)	100	100
		1,375

Transportation - Automotive—0.1%
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 11/2/23	152	142
	Par Value	Value

Transportation - Automotive—continued
PAI Holdco, Inc. Tranche B (6 month LIBOR + 4.000%) 5.000%, 10/28/27	$ 30	$ 30
		172

Utility—0.2%
Brookfield WEC Holdings, Inc. (1 month LIBOR + 3.000%) 3.750%, 8/1/25	225	225
PG&E Corp. (1 month LIBOR + 4.500%) 5.500%, 6/23/25	45	45
		270

Total Leveraged Loans (Identified Cost $12,078)		11,905

	Shares
Preferred Stocks—2.1%
Financials—1.8%
Bank of New York Mellon Corp. (The) Series E, 3.659%(3)	290 (13)	290
Discover Financial Services Series D, 6.125%	110 (13)	124
Fifth Third Bancorp Series L, 4.500%	236 (13)	251
Huntington Bancshares, Inc. Series E, 5.700%	96 (13)	97
JPMorgan Chase & Co. Series HH, 4.600%	103 (13)	106
KeyCorp Series D, 5.000%	300 (13)	325
MetLife, Inc. Series D, 5.875%	173 (13)	198
PNC Financial Services Group, Inc. (The) Series S, 5.000%	405 (13)	442
Truist Financial Corp. Series Q, 5.100%	270 (13)	309
		2,142

Industrials—0.3%
General Electric Co. Series D, 5.000%	332 (13)	308
Total Preferred Stocks (Identified Cost $2,284)		2,450

Common Stocks—0.0%
Communication Services—0.0%
Clear Channel Outdoor Holdings, Inc.(14)	1,381	2
Consumer Discretionary—0.0%
Mark IV Industries(9)	828	3
Energy—0.0%
Frontera Energy Corp.	2,618	7
Financials—0.0%
Neiman Marcus Group, Inc.(14)	271	18
Total Common Stocks (Identified Cost $74)		30

Exchange-Traded Funds—3.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF(15)	11,370	1,571
iShares iBoxx High Yield Corporate Bond ETF(15)	13,613	1,189
iShares JP Morgan USD Emerging Markets Bond ETF(15)	3,116	361
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Shares	Value

SPDR Bloomberg Barclays High Yield Bond Fund ETF(15)	4,373	$ 476
Total Exchange-Traded Funds (Identified Cost $3,562)		3,597

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(14)	7,753	8
Total Rights (Identified Cost $7)		8

Warrant—0.0%
Communication Services—0.0%
iHeartMedia, Inc.	587	7
Total Warrant (Identified Cost $10)		7

Total Long-Term Investments—98.7% (Identified Cost $113,874)		117,317

Short-Term Investment—0.4%
Securities Lending Collateral—0.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(15)(16)	487,452	487
Total Short-Term Investment (Identified Cost $487)		487

TOTAL INVESTMENTS—99.1% (Identified Cost $114,361)		$117,804
Other assets and liabilities, net—0.9%		1,111
NET ASSETS—100.0%		$118,915

Abbreviations:
BAM	Build America Municipal Insured
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
PIK	Payment-in-Kind Security
SPDR	S&P Depositary Receipt

Foreign Currencies:
MXN	Mexican Peso

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $61,677 or 51.9% of net assets.
(2)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(3)	Variable rate security. Rate disclosed is as of December 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	All or a portion of security is on loan.
(5)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(6)	No contractual maturity date.
(7)	Amount is less than $500.
(8)	100% of the income received was in PIK.
(9)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(10)	Security in default, interest payments are being received during the bankruptcy proceedings.
(11)	Represents unfunded portion of security and commitment fee earned on this portion.
(12)	This loan will settle after December 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(13)	Value shown as par value.
(14)	Non-income producing.
(15)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(16)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	81%
Canada	3
Mexico	2
Netherlands	2
Indonesia	1
Cayman Islands	1
Saudi Arabia	1
Other	9
Total	100%
† % of total investments as of December 31, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 12,886	$ —	$ 12,886	$ —
Corporate Bonds and Notes	53,882	—	53,882	— (1)
Foreign Government Securities	8,857	—	8,857	—
Leveraged Loans	11,905	—	11,806	99 (1)
Mortgage-Backed Securities	19,171	—	19,171	—
Municipal Bonds	696	—	696	—
U.S. Government Securities	3,828	—	3,828	—
Equity Securities:
Preferred Stocks	2,450	—	2,450	—
Common Stocks	30	9	18	3
Rights	8	—	8	—
Warrant	7	—	7	—
Securities Lending Collateral	487	487	—	—
Exchange-Traded Funds	3,597	3,597	—	—
Total Investments	$117,804	$4,093	$113,609	$102

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Series with an end of period value of $182 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Series’ investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2020.
See Notes to Financial Statements

SGA International Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.6%
Communication Services—3.4%
Tencent Holdings Ltd. (China)	76,720	$ 5,582
Consumer Discretionary—13.1%
adidas AG (Germany)(1)	15,822	5,758
Alibaba Group Holding Ltd. Sponsored ADR (China)(1)	31,342	7,294
Fast Retailing Co. Ltd. (Japan)	4,846	4,340
New Oriental Education & Technology Group, Inc. Sponsored ADR (China)(1)	22,668	4,212
		21,604

Consumer Staples—21.6%
CP ALL PCL (Thailand)(1)	1,525,209	2,965
Diageo plc (United Kingdom)	127,317	5,011
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	63,436	4,806
Heineken NV (Netherlands)	57,455	6,403
L’Oreal SA (France)	15,899	6,037
Nestle S.A. Registered Shares (Switzerland)	45,346	5,340
Wal-Mart de Mexico SAB de C.V. (Mexico)	1,792,743	5,036
		35,598

Financials—16.1%
AIA Group Ltd. (Hong Kong)	798,452	9,784
Aon plc Class A (United Kingdom)	39,408	8,326
HDFC Bank Ltd. ADR (India)(1)	115,066	8,315
		26,425

Health Care—20.1%
Alcon, Inc. (Switzerland)(1)	90,742	5,987
Medtronic plc (Ireland)	28,258	3,310
Novo Nordisk A/S Sponsored ADR (Denmark)	66,946	4,676
Sartorius AG (Germany)	7,704	3,234
Shandong Weigao Group Medical Polymer Co. Ltd. Class H (China)	2,605,701	5,889
STERIS plc (United States)	34,920	6,619
Sysmex Corp. (Japan)	28,275	3,395
		33,110

Industrials—3.1%
IHS Markit Ltd. (United Kingdom)	56,210	5,049
Information Technology—14.7%
Adyen NV (Netherlands)(1)	2,051	4,773
Dassault Systemes SE (France)	27,813	5,645
Infosys Ltd. Sponsored ADR (India)	242,705	4,114
SAP SE Sponsored ADR (Germany)(2)	40,147	5,235
Temenos AG Registered Shares (Switzerland)	31,882	4,453
		24,220

Materials—6.5%
Asian Paints Ltd. (India)	92,404	3,496
Linde plc (United Kingdom)	27,378	7,215
		10,711

Total Common Stocks (Identified Cost $126,928)		162,299

	Shares	Value

Total Long-Term Investments—98.6% (Identified Cost $126,928)		$ 162,299

Short-Term Investments—1.4%
Money Market Mutual Fund—1.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	1,675,270	1,675
Total Money Market Mutual Fund (Identified Cost $1,675)		1,675

Securities Lending Collateral—0.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)(4)	663,362	663
Total Securities Lending Collateral (Identified Cost $663)		663

Total Short-Term Investments (Identified Cost $2,338)		2,338

TOTAL INVESTMENTS—100.0% (Identified Cost $129,266)		$164,637
Other assets and liabilities, net—(0.0)%		(46)
NET ASSETS—100.0%		$164,591

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United Kingdom	16%
China	13
India	10
Switzerland	10
Germany	8
France	7
Netherlands	7
Other	29
Total	100%
† % of total investments as of December 31, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

SGA International Growth Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$162,299	$162,299
Securities Lending Collateral	663	663
Money Market Mutual Fund	1,675	1,675
Total Investments	$164,637	$164,637
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS
December 31, 2020
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—3.9%
U.S. Treasury Bonds
2.500%, 2/15/46	$1,484	$ 1,770
3.000%, 8/15/48	560	735
1.250%, 5/15/50	145	131
1.375%, 8/15/50	595	556
U.S. Treasury Notes
2.250%, 3/31/21	90	90
0.125%, 5/31/22	110	110
2.875%, 8/15/28	210	244
0.625%, 5/15/30	500	489
Total U.S. Government Securities (Identified Cost $3,508)		4,125

Municipal Bonds—1.5%
California—0.9%
San Diego County Regional Airport Authority Rental Car Center Project Series B - Taxable 5.594%, 7/1/43	275	291
Santa Clara Valley Water District Series B, Taxable 2.967%, 6/1/50	65	66
State of California, Build America Bonds Taxable 7.600%, 11/1/40	265	480
University of California, Series B-A, Taxable 4.428%, 5/15/48	75	85
		922

Idaho—0.1%
Idaho Health Facilities Authority Saint Luke’s Health System Revenue Taxable 5.020%, 3/1/48	90	116
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	10	10
Texas—0.2%
City of San Antonio, General Obligation Taxable 1.963%, 2/1/33	70	72
State of Texas, General Obligation Taxable 3.211%, 4/1/44	25	27
Texas Public Finance Authority Revenue Taxable 2.140%, 2/1/35	55	56
Texas Transportation Commission State Highway Fund Revenue Taxable 4.000%, 10/1/33	25	32
		187

Virginia—0.3%
City of Bristol, General Obligation Taxable (State AID Withholding Insured) 4.210%, 1/1/42	135	146
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	195	204
		350

Total Municipal Bonds (Identified Cost $1,435)		1,585

	Par Value	Value

Foreign Government Securities—0.1%
Republic of Venezuela 9.375%, 1/13/34(1)	$ 65	$ 6
United Mexican States
4.750%, 3/8/44	54	64
Series M 6.500%, 6/9/22	925 MXN	48
Total Foreign Government Securities (Identified Cost $160)		118

Mortgage-Backed Securities—7.0%
Agency—0.7%
Federal National Mortgage Association
Pool #254007 6.500%, 10/1/31	2	2
Pool #656288 6.000%, 9/1/32	3	4
Pool #835144 5.000%, 10/1/35	13	15
Pool #882224 6.000%, 9/1/36	1	1
Pool #914724 5.500%, 4/1/37	3	3
Pool #940524 5.500%, 7/1/37	11	13
Pool #949301 6.000%, 10/1/37	2	2
Pool #975097 5.000%, 6/1/38	11	13
Pool #929637 5.500%, 6/1/38	2	2
Pool #986012 5.500%, 6/1/38	2	2
Pool #994383 5.500%, 11/1/38	5	6
Pool #991124 5.000%, 1/1/39	4	4
Pool #994322 6.000%, 1/1/39	3	4
Pool #AA4418 4.500%, 3/1/39	6	7
Pool #AA4434 5.000%, 3/1/39	5	6
Pool #AA4436 6.000%, 3/1/39	4	5
Pool #CA4128 3.000%, 9/1/49	78	82
Pool #MA3803 3.500%, 10/1/49	167	177
Pool #CA4978 3.000%, 1/1/50	175	184
Pool #MA3905 3.000%, 1/1/50	168	176
Government National Mortgage Association
Pool #368053 6.500%, 11/15/23	6	6
Pool #351336 6.500%, 12/15/23	— (2)	— (2)
Pool #385198 6.500%, 2/15/24	7	7
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #563381 6.500%, 11/15/31	$ 10	$ 11
		732

Non-Agency—6.3%
Ajax Mortgage Loan Trust 2019-D, A1 144A 2.956%, 9/25/65(3)(4)	77	78
American Homes 4 Rent Trust
2015-SFR1, A 144A 3.467%, 4/17/52(3)	99	106
2015-SFR2, C 144A 4.691%, 10/17/52(3)	110	121
AMSR Trust 2020-SFR1, B 144A 2.120%, 4/17/37(3)	100	102
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(3)(4)	46	47
2019-1, A1 144A 3.805%, 1/25/49(3)(4)	61	63
2019-2, A1 144A 3.347%, 4/25/49(3)(4)	65	67
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A 4.250%, 4/28/55(3)	100	105
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(3)(4)	100	105
BX Trust
2018-GW, B (1 month LIBOR + 1.020%) 144A 1.179%, 5/15/35(3)(4)	125	122
2019-OC11, D 144A 4.075%, 12/9/41(3)(4)	80	83
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(3)	95	97
CIT Home Equity Loan Trust 2003-1, A5 5.480%, 7/20/34(4)	14	14
Citigroup Commercial Mortgage Trust
2019-SST2, A (1 month LIBOR + 0.920%) 144A 1.079%, 12/15/36(3)(4)	100	100
2015-GC27, A4 2.878%, 2/10/48	80	84
Citigroup Mortgage Loan Trust, Inc.
2004-NCM2, 2CB2 6.750%, 8/25/34	39	43
2014-A, A 144A 4.000%, 1/25/35(3)(4)	19	20
2019-IMC1, A1 144A 2.720%, 7/25/49(3)(4)	56	57
2015-A, A1 144A 3.500%, 6/25/58(3)(4)	12	13
COLT Trust 2020-RPL1, A1 144A 1.390%, 1/25/65(3)(4)	97	98
COMM Mortgage Trust 2020-CBM, B 144A 3.099%, 2/10/37(3)	70	69
CoreVest American Finance Trust 2020-1, A1 144A 1.832%, 3/15/50(3)	98	100
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month LIBOR + 0.980%) 144A 1.139%, 5/15/36(3)(4)	100	100
Credit Suisse Mortgage Capital Trust
2013-HYB1, A16 144A 2.919%, 4/25/43(3)(4)	5	5
	Par Value	Value

Non-Agency—continued
2020-RPL4, A1 144A 2.000%, 1/25/60(3)	$ 94	$ 96
Exantas Capital Corp. 2020-RSO8, A (1 month LIBOR + 1.150%) 144A 1.303%, 3/15/35(3)(4)	67	66
FirstKey Homes Trust 2020-SFR2, B 144A 1.567%, 10/19/37(3)	115	114
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(3)(4)	24	24
2018-2, A41 144A 4.500%, 10/25/58(3)(4)	25	25
2020-H1, A1 144A 2.310%, 1/25/60(3)(4)	70	71
GCAT LLC 2019-NQM1, A1 144A 2.985%, 2/25/59(3)(4)	59	61
Goldman Sachs Mortgage Securities Trust 2012-ALOH, A 144A 3.551%, 4/10/34(3)	100	101
GS Mortgage Securities Trust 2020-GC45, AS 3.173%, 2/13/53(4)	80	89
Home Partners of America Trust 2020-2, A 144A 1.532%, 1/17/41(3)	99	97
Homeward Opportunities Fund I Trust 2019-1, A1 144A 3.454%, 1/25/59(3)(4)	121	122
IMC Home Equity Loan Trust 1997-5, A9 7.310%, 11/20/28	39	39
JP Morgan Chase Mortgage Trust 2005-A5, 1A2 2.881%, 8/25/35(4)	17	17
JPMorgan Chase Commercial Mortgage Securities Trust 2011-C4, A4 144A 4.388%, 7/15/46(3)	64	65
JPMorgan Chase Mortgage Trust
2014-2, 2A2 144A 3.500%, 6/25/29(3)(4)	47	48
2016-SH1, M2 144A 3.750%, 4/25/45(3)(4)	36	36
2016-SH2, M2 144A 3.750%, 12/25/45(3)(4)	37	39
2017-5, A1 144A 3.128%, 10/26/48(3)(4)	118	121
JPMorgan Chase WaMu Mortgage Pass-Through Certificates Trust 2003-AR6, A1 3.102%, 6/25/33(4)	21	21
KNDL Mortgage Trust 2019-KNSQ, A (1 month LIBOR + 0.800%) 144A 0.959%, 5/15/36(3)(4)	100	100
LHOME Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(3)(4)	100	101
Mello Warehouse Securitization Trust 2019-1, C (1 month LIBOR + 1.200%) 144A 1.348%, 6/25/52(3)(4)	50	50
MetLife Securitization Trust
2017-1A, M1 144A 3.480%, 4/25/55(3)(4)	100	107
2019-1A, A1A 144A 3.750%, 4/25/58(3)(4)	67	72
Mill City Mortgage Loan Trust 2019-1, M2 144A 3.500%, 10/25/69(3)(4)	100	109
Morgan Stanley - Bank of America (Merrill Lynch) Trust 2015-C22, AS 3.561%, 4/15/48	225	243
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
New Residential Mortgage Loan Trust
2016-2A, A1 144A 3.750%, 11/26/35(3)(4)	$ 88	$ 94
2014-1A, A 144A 3.750%, 1/25/54(3)(4)	38	40
2015-2A, A1 144A 3.750%, 8/25/55(3)(4)	68	73
2016-1A, A1 144A 3.750%, 3/25/56(3)(4)	30	32
2016-3A, A1 144A 3.750%, 9/25/56(3)(4)	38	41
2016-4A, A1 144A 3.750%, 11/25/56(3)(4)	105	112
2016-4A, B1A 144A 4.500%, 11/25/56(3)(4)	85	94
2020-1A, A1B 144A 3.500%, 10/25/59(3)(4)	81	86
NovaStar Mortgage Funding Trust 2004-4, M5 (1 month LIBOR + 1.725%) 1.873%, 3/25/35(4)	27	27
OBX Trust
2019-INV1, A3 144A 4.500%, 11/25/48(3)(4)	43	45
2018-EXP2, 1A1 144A 4.000%, 7/25/58(3)(4)	70	71
Preston Ridge Partners Mortgage LLC
2020-1A, A1 144A 2.981%, 2/25/25(3)(4)	84	84
2020-3, A1 144A 2.857%, 9/25/25(3)(4)	95	95
2020-6, A1 144A 2.363%, 11/25/25(3)(4)	94	94
Progress Residential Trust 2018-SFR1, B 144A 3.484%, 3/17/35(3)	110	110
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(3)(4)	57	58
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(3)(4)	79	81
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(3)(4)	53	54
SG Residential Mortgage Trust 2019-3, A1 144A 2.703%, 9/25/59(3)(4)	48	49
Starwood Mortgage Residential Trust 2019-IMC1, A1 144A 3.468%, 2/25/49(3)(4)	48	48
Towd Point Mortgage Trust
2015-5, A2 144A 3.500%, 5/25/55(3)(4)	100	103
2016-3, M1 144A 3.500%, 4/25/56(3)(4)	145	154
2017-4, A2 144A 3.000%, 6/25/57(3)(4)	100	108
2018-6, A2 144A 3.750%, 3/25/58(3)(4)	110	123
2018-SJ1, A1 144A 4.000%, 10/25/58(3)(4)	16	16
Towd Point Trust 2019-HE1, A1 (1 month LIBOR + 0.900%) 144A 1.048%, 4/25/48(3)(4)	104	104
Tricon American Homes Trust
2017-SFR1, A 144A 2.716%, 9/17/34(3)	98	100
	Par Value	Value

Non-Agency—continued
2019-SFR1, C 144A 3.149%, 3/17/38(3)	$ 100	$ 104
TVC Mortgage Trust 2020-RTL1, A1 144A 3.474%, 9/25/24(3)	100	101
VCAT LLC 2019-NPL2, A1 144A 3.573%, 11/25/49(3)(4)	43	43
Vericrest Opportunity Loan Trust
2019-NPL2, A1 144A 3.967%, 2/25/49(3)(4)	40	40
2020-NPL2, A1A 144A 2.981%, 2/25/50(3)(4)	66	66
Vericrest Opportunity Loan Trust LXXXV LLC 2020-NPL1, A1A 144A 3.228%, 1/25/50(3)(4)	74	74
Verus Securitization Trust
2018-2, B1 144A 4.426%, 6/1/58(3)(4)	100	104
2018-3, A1 144A 4.108%, 10/25/58(3)(4)	34	35
2019-INV1, A1 144A 3.402%, 12/25/59(3)(4)	55	56
Visio Trust 2020-1R, A2 144A 1.567%, 11/25/55(3)	97	98
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	40	41
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(3)(4)	86	89
		6,780

Total Mortgage-Backed Securities (Identified Cost $7,338)		7,512

Asset-Backed Securities—2.6%
Automobiles—1.5%
ACC Trust 2019-1, A 144A 3.750%, 5/20/22(3)	20	20
American Credit Acceptance Receivables Trust
2018-3, C 144A 3.750%, 10/15/24(3)	34	35
2018-4, C 144A 3.970%, 1/13/25(3)	66	67
2019-2, C 144A 3.170%, 6/12/25(3)	85	86
AmeriCredit Automobile Receivables Trust 2020-3, C 1.060%, 8/18/26	85	85
Capital Auto Receivables Asset Trust 2017-1, C 144A 2.700%, 9/20/22(3)	90	91
Drive Auto Receivables Trust
2018-4, D 4.090%, 1/15/26	105	109
2019-4, C 2.510%, 11/17/25	85	87
Exeter Automobile Receivables Trust
2018-4A, D 144A 4.350%, 9/16/24(3)	100	105
2019-2A, C 144A 3.300%, 3/15/24(3)	85	87
2019-3A, C 144A 2.790%, 5/15/24(3)	85	87
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
Flagship Credit Auto Trust 2020-3, C 144A 1.730%, 9/15/26(3)	$ 75	$ 77
GLS Auto Receivables Issuer Trust
2019-2A, B 144A 3.320%, 3/15/24(3)	100	102
2020-1A, B 144A 2.430%, 11/15/24(3)	115	118
GLS Auto Receivables Trust 2018-3A, C 144A 4.180%, 7/15/24(3)	130	135
Prestige Auto Receivables Trust 2019-1A, D 144A 3.010%, 8/15/25(3)	85	88
Skopos Auto Receivables Trust 2019-1A, C 144A 3.630%, 9/16/24(3)	100	102
Tesla Auto Lease Trust 2018-B, B 144A 4.120%, 10/20/21(3)	85	86
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(3)	2	2
		1,569

Credit Card—0.2%
Fair Square Issuance Trust 2020-AA, A 144A 2.900%, 9/20/24(3)	100	101
Genesis Private Label Amortizing Trust 2020-1, B 144A 2.830%, 7/20/30(3)	100	101
		202

Other—0.9%
Amur Equipment Finance Receivables VI LLC 2018-2A, A2 144A 3.890%, 7/20/22(3)	49	49
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(3)	75	76
Bankers Healthcare Group Securitization Trust 2020-A, A 144A 2.560%, 9/17/31(3)	83	83
BXG Receivables Note Trust 2017-A, A 144A 2.950%, 10/4/32(3)	66	68
Dext ABS LLC 2020-1, A 144A 1.460%, 2/16/27(3)	94	94
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(3)	24	25
FREED ABS Trust 2020-3FP, A 144A 2.400%, 9/20/27(3)	63	64
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(3)	80	86
Lendmark Funding Trust 2019-1A, A 144A 3.000%, 12/20/27(3)	100	103
Mariner Finance Issuance Trust 2019-AA, A 144A 2.960%, 7/20/32(3)	100	102
MVW LLC 2019-2A, A 144A 2.220%, 10/20/38(3)	75	77
Octane Receivables Trust 2020-1A, A 144A 1.710%, 2/20/25(3)	92	92
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(3)	60	62
Prosper Marketplace Issuance Trust 2019-3A, A 144A 3.190%, 7/15/25(3)	12	12
		993

Student Loan—0.0%
Earnest Student Loan Program LLC 2017-A, A2 144A 2.650%, 1/25/41(3)	18	18
	Par Value	Value

Student Loan—continued
SoFi Professional Loan Program LLC 2016-A, A2 144A 2.760%, 12/26/36(3)	$ 17	$ 17
		35

Total Asset-Backed Securities (Identified Cost $2,735)		2,799

Corporate Bonds and Notes—9.0%
Communication Services—0.4%
Diamond Sports Group LLC 144A 5.375%, 8/15/26(3)	40	32
Level 3 Financing, Inc. 144A 4.250%, 7/1/28(3)	65	67
Meredith Corp. 6.875%, 2/1/26	40	39
Sprint Spectrum Co. LLC 144A 4.738%, 3/20/25(3)	200	217
T-Mobile USA, Inc. 144A 3.875%, 4/15/30(3)	90	104
		459

Consumer Discretionary—0.6%
American Builders & Contractors Supply Co., Inc. 144A 4.000%, 1/15/28(3)	60	62
Aramark Services, Inc. 144A 6.375%, 5/1/25(3)	30	32
FirstCash, Inc. 144A 4.625%, 9/1/28(3)	25	26
Ford Motor Co. 9.000%, 4/22/25	57	70
General Motors Financial Co., Inc. 4.200%, 3/1/21	45	45
Hanesbrands, Inc. 144A 5.375%, 5/15/25(3)	55	58
International Game Technology plc 144A 5.250%, 1/15/29(3)	5	5
Lear Corp. 3.800%, 9/15/27	120	135
M/I Homes, Inc. 4.950%, 2/1/28	65	69
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	45	46
VF Corp. 2.400%, 4/23/25	42	45
		593

Consumer Staples—0.2%
Albertsons Cos., Inc. 144A 3.500%, 3/15/29(3)	5	5
Anheuser-Busch InBev Worldwide, Inc. 4.000%, 4/13/28	85	100
BAT Capital Corp. 4.906%, 4/2/30	55	66
Conagra Brands, Inc. 4.300%, 5/1/24	65	73
		244

Energy—0.5%
Boardwalk Pipelines LP 4.950%, 12/15/24	65	72
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Energy—continued
Cheniere Energy, Inc. 144A 4.625%, 10/15/28(3)	$ 20	$ 21
EQM Midstream Partners LP
144A 6.000%, 7/1/25(3)	10	11
144A 6.500%, 7/1/27(3)	10	11
HollyFrontier Corp. 5.875%, 4/1/26	100	112
Kinder Morgan, Inc.
4.300%, 6/1/25	45	51
7.750%, 1/15/32	65	94
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	50	46
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	60	69
Targa Resources Partners LP 5.875%, 4/15/26	60	64
		551

Financials—3.6%
Allstate Corp. (The) Series B 5.750%, 8/15/53	145	155
Ares Finance Co. LLC 144A 4.000%, 10/8/24(3)	140	150
Ascot Group Ltd. 144A 4.250%, 12/15/30(3)	30	31
Athene Global Funding 144A 2.450%, 8/20/27(3)	70	73
Bank of America Corp.
3.004%, 12/20/23	90	95
4.200%, 8/26/24	175	196
Bank of Montreal 3.803%, 12/15/32	156	177
Bank of New York Mellon Corp. (The) Series G 4.700% (5)	65	72
Brighthouse Financial, Inc.
3.700%, 6/22/27	22	24
5.625%, 5/15/30	47	58
Brightsphere Investment Group, Inc. 4.800%, 7/27/26	65	70
Brookfield Finance, Inc. 4.250%, 6/2/26	100	116
Capital One Financial Corp. 3.750%, 7/28/26	130	147
Charles Schwab Corp. (The) Series H 4.000% (5)	70	74
Citadel LP 144A 4.875%, 1/15/27(3)	65	71
Citigroup, Inc.
3.200%, 10/21/26	171	191
(3 month LIBOR + 1.250%) 1.488%, 7/1/26(4)	160	163
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	105	117
Goldman Sachs Group, Inc. (The) 4.250%, 10/21/25	195	224
ICAHN Enterprises LP 6.250%, 5/15/26	85	90
Jefferies Financial Group, Inc. 5.500%, 10/18/23	70	77
JPMorgan Chase & Co. 2.956%, 5/13/31	145	159
	Par Value	Value

Financials—continued
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(3)	$ 50	$ 49
Liberty Mutual Group, Inc.
144A 4.250%, 6/15/23(3)	34	37
144A 4.569%, 2/1/29(3)	116	142
Lincoln National Corp. (3 month LIBOR + 2.040%) 2.258%, 4/20/67(4)	55	41
MetLife, Inc. Series G 3.850% (5)	75	79
Morgan Stanley
3.125%, 7/27/26	125	140
6.375%, 7/24/42	100	163
OneMain Finance Corp. 7.125%, 3/15/26	40	47
Prudential Financial, Inc.
5.875%, 9/15/42	100	107
5.625%, 6/15/43	65	70
Santander Holdings USA, Inc. 3.700%, 3/28/22	93	96
Toronto-Dominion Bank (The) 3.625%, 9/15/31	95	108
Voya Financial, Inc. 5.650%, 5/15/53	65	69
Wells Fargo & Co.
Series M 3.450%, 2/13/23	125	132
Series S 5.900%(5)	75	80
		3,890

Health Care—0.4%
Anthem, Inc. 2.875%, 9/15/29	65	72
Centene Corp. 4.625%, 12/15/29	25	28
HCA, Inc. 5.250%, 6/15/49	50	66
Royalty Pharma plc 144A 2.200%, 9/2/30(3)	53	54
Tenet Healthcare Corp.
144A 5.125%, 11/1/27(3)	25	27
144A 7.500%, 4/1/25(3)	5	5
Universal Health Services, Inc. 144A 2.650%, 10/15/30(3)	73	76
Utah Acquisition Sub, Inc. 3.950%, 6/15/26	70	80
		408

Industrials—0.7%
Aviation Capital Group LLC 144A 3.875%, 5/1/23(3)	73	76
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(3)	55	60
Boeing Co. (The)
5.150%, 5/1/30	40	48
3.750%, 2/1/50	20	21
5.930%, 5/1/60	18	26
Flowserve Corp. 3.500%, 10/1/30	90	96
GFL Environmental, Inc. 144A 3.750%, 8/1/25(3)	45	46
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Industrials—continued
Hillenbrand, Inc. 5.000%, 9/15/26	$ 70	$ 79
Howmet Aerospace, Inc. 6.875%, 5/1/25	55	65
Signature Aviation US Holdings, Inc. 144A 4.000%, 3/1/28(3)	65	65
Standard Industries, Inc. 144A 4.375%, 7/15/30(3)	50	53
Stanley Black & Decker, Inc. 4.000%, 3/15/60	54	57
TransDigm, Inc. 144A 6.250%, 3/15/26(3)	35	37
		729

Information Technology—0.7%
Citrix Systems, Inc. 3.300%, 3/1/30	110	122
Flex Ltd. 3.750%, 2/1/26	56	63
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	65	76
HP, Inc. 3.400%, 6/17/30	90	100
Leidos, Inc. 144A 2.300%, 2/15/31(3)	80	81
Motorola Solutions, Inc. 4.600%, 5/23/29	100	120
Science Applications International Corp. 144A 4.875%, 4/1/28(3)	55	58
Seagate HDD Cayman 144A 3.375%, 7/15/31(3)	25	25
VMware, Inc.
3.900%, 8/21/27	30	34
4.700%, 5/15/30	35	42
		721

Materials—0.3%
Celanese US Holdings LLC 3.500%, 5/8/24	70	76
Glencore Funding LLC 144A 1.625%, 9/1/25(3)	75	77
Novelis Corp. 144A 4.750%, 1/30/30(3)	30	32
Nutrition & Biosciences, Inc. 144A 2.300%, 11/1/30(3)	60	62
Olin Corp. 5.625%, 8/1/29	80	87
		334

Real Estate—1.0%
Corporate Office Properties LP 3.600%, 5/15/23	165	175
EPR Properties 4.750%, 12/15/26	120	121
ESH Hospitality, Inc. 144A 4.625%, 10/1/27(3)	55	56
GLP Capital LP 5.750%, 6/1/28	100	119
iStar, Inc. 4.250%, 8/1/25	65	64
MPT Operating Partnership LP
5.000%, 10/15/27	35	37
	Par Value	Value

Real Estate—continued
4.625%, 8/1/29	$ 15	$ 16
3.500%, 3/15/31	45	47
Office Properties Income Trust 4.500%, 2/1/25	135	143
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	105	110
Service Properties Trust 4.500%, 3/15/25	105	103
Spirit Realty LP 3.200%, 2/15/31	75	80
		1,071

Utilities—0.6%
American Electric Power Co., Inc.
2.300%, 3/1/30	78	81
Series N 1.000%, 11/1/25	21	21
DPL, Inc. 4.350%, 4/15/29	52	58
Edison International 4.125%, 3/15/28	70	78
Exelon Corp. 3.497%, 6/1/22	24	25
PNM Resources, Inc. 3.250%, 3/9/21	85	85
Southern Power Co. 4.150%, 12/1/25	65	75
Talen Energy Supply LLC 144A 6.625%, 1/15/28(3)	40	42
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	55	62
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/20(3)(6)	65	—
Vistra Operations Co. LLC 144A 4.300%, 7/15/29(3)	85	97
		624

Total Corporate Bonds and Notes (Identified Cost $8,875)		9,624

Leveraged Loans(4)—0.9%
Aerospace—0.1%
American Airlines, Inc. 2018 (1 month LIBOR + 1.750%) 1.898%, 6/27/25	64	53
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/21/27	60	63
TransDigm, Inc. Tranche E (1 month LIBOR + 2.250%) 2.397%, 5/30/25	34	33
		149

Chemicals—0.1%
Gemini HDPE LLC Tranche B (3 month LIBOR + 3.250%) 0.000%, 12/11/27(7)	15	15
Ineos U.S. Finance LLC 2024 (3 month LIBOR + 2.000%) 0.000%, 4/1/24(7)	55	54
		69

See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Par Value	Value

Energy—0.0%
Paragon Offshore Finance Co. (3 month PRIME + 0.000%) 3.250%, 7/16/21(1)(6)	$ —(2)	$ —
Financial—0.1%
Avolon TLB Borrower 1 US LLC Tranche B-5 (1 month LIBOR + 2.500%) 3.250%, 12/1/27	30	30
Delos Finance S.a.r.l. 2018 (3 month LIBOR + 1.750%) 2.004%, 10/6/23	56	56
		86

Food / Tobacco—0.0%
Aramark Services, Inc. Tranche B-4 (1 month LIBOR + 1.750%) 1.895%, 1/15/27	15	15
Forest Prod / Containers—0.0%
Berry Global, Inc. Tranche Y (1 month LIBOR + 2.000%) 2.149%, 7/1/26	35	34
Gaming / Leisure—0.1%
Aristocrat Technologies, Inc. (3 month LIBOR + 3.750%) 4.750%, 10/19/24	20	20
Boyd Gaming Corp. Tranche B (weekly LIBOR + 2.250%) 0.000%, 9/15/23(7)	55	54
Seminole Tribe of Florida (1 month LIBOR + 1.750%) 1.897%, 7/8/24	55	55
Station Casinos LLC Tranche B-1 (1 month LIBOR + 2.250%) 2.500%, 2/8/27	20	20
		149

Healthcare—0.1%
Bausch Health Cos., Inc. (1 month LIBOR + 3.000%) 3.148%, 6/2/25	4	4
Elanco Animal Health, Inc. (3 month LIBOR + 1.750%) 1.905%, 8/1/27	35	34
IQVIA, Inc. Tranche B-3 (3 month LIBOR + 1.750%) 2.004%, 6/11/25	68	68
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.897%, 11/17/25	44	44
		150

Housing—0.1%
Summit Materials LLC Tranche B (1 month LIBOR + 2.000%) 2.145%, 11/21/24	69	68
Manufacturing—0.1%
Gardner Denver, Inc. Tranche A (1 month LIBOR + 2.750%) 2.897%, 3/1/27	5	5
Ingersoll-Rand Services Co. 2020, Tranche B-1 (3 month LIBOR + 1.750%) 1.897%, 3/1/27	5	5
NCR Corp. (1 month LIBOR + 2.500%) 2.650%, 8/28/26	45	44
		54

	Par Value	Value

Media / Telecom - Broadcasting—0.0%
Nexstar Broadcasting, Inc. Tranche B-4 (3 month LIBOR + 2.750%) 2.905%, 9/18/26	$ 43	$ 43
Media / Telecom - Cable/Wireless Video—0.1%
CSC Holdings LLC 2018 (1 month LIBOR + 2.250%) 2.409%, 1/15/26	64	63
Virgin Media Bristol LLC Tranche B (3 month LIBOR + 3.250%) 0.000%, 1/31/29(7)	10	10
		73

Media / Telecom - Telecommunications—0.0%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.397%, 3/15/27	20	19
Media / Telecom - Wireless Communications—0.0%
SBA Senior Finance II LLC Tranche B (1 month LIBOR + 1.750%) 1.900%, 4/11/25	39	38
Utility—0.1%
Calpine Corp. 2020 (1 month LIBOR + 2.500%) 2.650%, 12/2/27	44	44
Total Leveraged Loans (Identified Cost $1,002)		991

	Shares
Preferred Stocks—0.4%
Financials—0.3%
Fifth Third Bancorp Series L, 4.500%	60 (8)	64
MetLife, Inc. Series D, 5.875%	40 (8)	46
PNC Financial Services Group, Inc. (The) Series S, 5.000%	110 (8)	120
Truist Financial Corp. Series Q, 5.100%	70 (8)	80
		310

Industrials—0.1%
General Electric Co. Series D, 5.000%	90 (8)	83
Total Preferred Stocks (Identified Cost $371)		393

Common Stocks—72.5%
Communication Services—11.0%
Activision Blizzard, Inc.	8,352	776
Adevinta ASA(9)	34,105	573
Ascential plc(9)	87,277	458
Auto Trader Group plc	62,053	506
CTS Eventim AG & Co. KGaA(9)	5,806	386
Facebook, Inc. Class A(9)	11,405	3,115
Karnov Group AB	55,280	400
MarkLines Co., Ltd.	9,800	249
Netflix, Inc.(9)	3,775	2,041
New Work SE	986	337
Rightmove plc(9)	67,587	602
Tencent Holdings Ltd. ADR	24,512	1,762
Tongdao Liepin Group(9)	79,587	192
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Shares	Value

Communication Services—continued
Yandex N.V. Class A(9)	5,107	$ 355
		11,752

Consumer Discretionary—15.3%
Airbnb, Inc. Class A(9)	1,559	229
Alibaba Group Holding Ltd. Sponsored ADR(9)	10,989	2,557
Allegro.eu SA(9)	8,078	183
Amazon.com, Inc.(9)	1,585	5,162
Home Depot, Inc. (The)	2,688	714
Las Vegas Sands Corp.	13,813	823
Marriott International, Inc. Class A	5,159	681
Max Stock Ltd.(9)	60,500	268
MercadoLibre, Inc.(9)	1,024	1,715
Mercari, Inc.(9)	7,800	346
NIKE, Inc. Class B	11,667	1,651
Ross Stores, Inc.	7,579	931
Trip.com Group Ltd. ADR(9)	11,097	374
Union Auction PCL	910,000	301
Vasta Platform Ltd.(9)	22,997	333
		16,268

Consumer Staples—2.9%
Estee Lauder Cos., Inc. (The) Class A	2,417	643
Heineken Malaysia Bhd	32,800	188
McCormick & Co., Inc.	6,098	583
Monster Beverage Corp.(9)	9,230	854
Procter & Gamble Co. (The)	6,255	870
		3,138

Energy—0.4%
Frontera Energy Corp.	1,088	3
Pason Systems, Inc.	60,134	372
		375

Financials—4.9%
Bank of America Corp.	37,241	1,129
CME Group, Inc. Class A	2,678	487
Gruppo Mutuionline SpA	14,297	609
MarketAxess Holdings, Inc.	2,089	1,192
Mortgage Advice Bureau Holdings Ltd.	27,493	325
Nordnet AB publ(9)	15,743	247
Progressive Corp. (The)	3,983	394
Sabre Insurance Group plc	68,772	260
VNV Global AB(9)	38,379	546
		5,189

Health Care—3.4%
Danaher Corp.	5,035	1,119
Haw Par Corp., Ltd.	43,900	355
HealthEquity, Inc.(9)	5,752	401
Nakanishi, Inc.	10,500	230
Zoetis, Inc. Class A	9,163	1,517
		3,622

Industrials—10.3%
BTS Group AB Class B	12,020	317
CAE, Inc.	19,319	535
CoStar Group, Inc.(9)	1,450	1,340
CTT Systems AB	10,553	195
DSV PANALPINA A/S	876	147
Enento Group Oyj	12,681	520
	Shares	Value

Industrials—continued
Equifax, Inc.	2,697	$ 520
Fair Isaac Corp.(9)	1,526	780
Haitian International Holdings Ltd.	83,000	287
HeadHunter Group plc ADR	30,102	911
Kansas City Southern	4,388	896
Knorr-Bremse AG	1,192	163
Marel HF	59,545	365
MTU Aero Engines AG	935	244
Roper Technologies, Inc.	2,397	1,033
Rotork plc	47,455	206
S-1 Corp.	3,986	312
Simplybiz Group plc (The)	188,455	465
Uber Technologies, Inc.(9)	24,867	1,268
Voltronic Power Technology Corp.	13,330	531
		11,035

Information Technology—23.1%
Accenture plc Class A	3,450	901
Admicom Oyj	1,213	200
Alten SA(9)	3,752	425
Amphenol Corp. Class A	10,671	1,396
Avalara, Inc.(9)	12,324	2,032
Bill.com Holdings, Inc.(9)	26,325	3,593
Bouvet ASA	4,599	381
Brockhaus Capital Management AG(9)	5,734	216
Duck Creek Technologies, Inc.(9)(10)	29,135	1,262
FDM Group Holdings plc	19,097	294
Fortnox AB	4,018	226
Mintra Holding AS(9)	285,814	253
NVIDIA Corp.	5,062	2,643
Paycom Software, Inc.(9)	5,924	2,679
SimCorp A/S	2,226	331
Snowflake, Inc. Class A(9)	1,927	542
Trade Desk, Inc. (The) Class A(9)	3,875	3,104
Visa, Inc. Class A	10,718	2,344
Webcash Corp.	4,826	318
Webstep AS	34,073	88
Workday, Inc. Class A(9)	6,099	1,461
		24,689

Materials—1.2%
Corp. Moctezuma SAB de C.V.	68,907	201
Ecolab, Inc.	4,834	1,046
		1,247

Total Common Stocks (Identified Cost $34,744)		77,315

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(9)	1,084	1
Total Rights (Identified Cost $1)		1

See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
	Shares	Value

Warrant—0.0%
Financials—0.0%
VNV Global AB(9)	12,500	$ 33
Total Warrant (Identified Cost $—)		33

Total Long-Term Investments—97.9% (Identified Cost $60,169)		104,496

Short-Term Investment—0.7%
Money Market Mutual Fund—0.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(11)	727,613	728
Total Short-Term Investment (Identified Cost $728)		728

TOTAL INVESTMENTS—98.6% (Identified Cost $60,897)		$105,224
Other assets and liabilities, net—1.4%		1,460
NET ASSETS—100.0%		$106,684

Abbreviations:
ABS	Asset-Backed Securities
ADR	American Depositary Receipt
BAM	Build America Municipal Insured
GS	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
WaMu	Washington Mutual

Foreign Currencies:
MXN	Mexican Peso

Footnote Legend:
(1)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(2)	Amount is less than $500.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $10,975 or 10.3% of net assets.
(4)	Variable rate security. Rate disclosed is as of December 31, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	No contractual maturity date.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	This loan will settle after December 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(8)	Value shown as par value.
(9)	Non-income producing.
(10)	All or a portion of the security is restricted.
(11)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	82%
China	4
United Kingdom	3
Brazil	2
Canada	2
Sweden	1
Other	6
Total	100%
† % of total investments as of December 31, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 2,799	$ —	$ 2,799	$—
Corporate Bonds and Notes	9,624	—	9,624	— (1)
Foreign Government Securities	118	—	118	—
Leveraged Loans	991	—	991	— (1)
Mortgage-Backed Securities	7,512	—	7,512	—
Municipal Bonds	1,585	—	1,585	—
U.S. Government Securities	4,125	—	4,125	—
Equity Securities:
Common Stocks	77,315	77,315	—	—
Preferred Stocks	393	—	393	—
Rights	1	—	1	—
Warrant	33	33	—	—
Money Market Mutual Fund	728	728	—	—
Total Investments	$105,224	$78,076	$27,148	$—

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Series with an end of period value of $50 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Series’ investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2020.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Real Estate Securities Series	KAR Capital Growth Series	KAR Equity Income Series	KAR Small-Cap Growth Series
Assets
Investment in securities at value(1)(2)	$ 75,536	$ 313,437	$ 97,676	$ 134,223
Foreign currency at value(2)	—	—	—	— (a)
Cash	287	1,684	— (a)	2,991
Receivables
Investment securities sold	—	—	977	—
Series shares sold	75	12	6	52
Dividends	337	88	190	12
Securities lending income	—	— (a)	—	— (a)
Other assets	200	851	266	364
Total assets	76,435	316,072	99,115	137,642
Liabilities
Payables
Series shares repurchased	34	79	5	92
Investment securities purchased	213	—	—	—
Investment advisory fees	41	166	41	83
Distribution and service fees	15	67	21	26
Administration and accounting fees	7	28	9	13
Transfer agent fees and expenses	— (a)	— (a)	— (a)	— (a)
Professional fees	24	25	27	22
Trustee deferred compensation plan	200	851	266	364
Interest expense and/or commitment fees	— (a)	— (a)	— (a)	— (a)
Other accrued expenses	8	30	10	15
Total liabilities	542	1,246	379	615
Net Assets	$ 75,893	$ 314,826	$ 98,736	$ 137,027
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 58,365	$ 87,249	$ 89,928	$ 54,795
Accumulated earnings (loss)	17,528	227,577	8,808	82,232
Net Assets	$ 75,893	$ 314,826	$ 98,736	$ 137,027
Net Assets:
Class A	$ 71,741	$ 314,826	$ 98,736	$ 126,411
Class I	$ 4,152	$ —	$ —	$ 10,616
Shares of Beneficial Interest Outstanding $1 par value, unlimited authorization:
Class A	4,051,280	6,435,851	8,558,738	3,149,075
Class I	234,544	—	—	255,893
Net Asset Value Per Share:*
Class A	$ 17.71	$ 48.92	$ 11.54	$ 40.14
Class I	$ 17.70	$ —	$ —	$ 41.49

(1) Investment in securities at cost	$ 57,761	$ 93,584	$ 90,041	$ 56,144
(2) Foreign currency at cost	$ —	$ —	$ —	$ —(a)

(a)	Amount is less than $500.
*	Net Asset Value Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2020
(Reported in thousands except shares and per share amounts)
	KAR Small-Cap Value Series	Newfleet Multi-Sector Intermediate Bond Series	SGA International Growth Series	Strategic Allocation Series
Assets
Investment in securities at value(1)(2)	$ 86,208	$ 117,804	$ 164,637	$ 105,224
Cash	2,295	2,167	—	1,421
Receivables
Investment securities sold	—	244	1,288	110
Series shares sold	—	55	1	11
Dividends and interest	371	978	— (a)	193
Tax reclaims	—	—	139	5
Securities lending income	—	— (a)	2	— (a)
Other assets	237	318	433	285
Total assets	89,111	121,566	166,500	107,249
Liabilities
Due to custodian	—	—	2	— (a)
Payables
Series shares repurchased	322	— (a)	409	23
Investment securities purchased	—	1,721	—	142
Foreign capital gains tax	—	—	213	—
Collateral on securities loaned	—	487	663	—
Investment advisory fees	50	49	94	45
Distribution and service fees	19	25	34	22
Administration and accounting fees	8	11	15	9
Transfer agent fees and expenses	— (a)	— (a)	— (a)	— (a)
Professional fees	22	27	31	29
Trustee deferred compensation plan	237	318	433	285
Interest expense and/or commitment fees	— (a)	— (a)	— (a)	— (a)
Other accrued expenses	8	13	15	10
Total liabilities	666	2,651	1,909	565
Net Assets	$ 88,445	$ 118,915	$ 164,591	$ 106,684
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 45,975	$ 119,403	$ 127,445	$ 60,226
Accumulated earnings (loss)	42,470	(488)	37,146	46,458
Net Assets	$ 88,445	$ 118,915	$ 164,591	$ 106,684
Net Assets:
Class A	$ 88,445	$ 118,363	$ 164,468	$ 106,684
Class I	$ —	$ 552	$ 123	$ —
Shares of Beneficial Interest Outstanding $1 par value, unlimited authorization:
Class A	4,664,297	12,357,615	11,369,794	5,988,671
Class I	—	57,638	8,522	—
Net Asset Value Per Share:*
Class A	$ 18.96	$ 9.58	$ 14.47	$ 17.81
Class I	$ —	$ 9.57	$ 14.47	$ —

(1) Investment in securities at cost	$ 45,840	$ 114,361	$ 129,266	$ 60,897
(2) Market value of securities on loan	$ —	$ 467	$ 648	$ —

(a)	Amount is less than $500.
*	Net Asset Value Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED December 31, 2020
($ reported in thousands)
	Duff & Phelps Real Estate Securities Series	KAR Capital Growth Series	KAR Equity Income Series	KAR Small-Cap Growth Series
Investment Income
Dividends	$ 1,715	$ 1,265	$ 2,214	$ 181
Securities lending, net of fees	—	— (1)	— (1)	1
Foreign taxes withheld	—	—	(4)	—
Total investment income	1,715	1,265	2,210	182
Expenses
Investment advisory fees	523	1,812	630	944
Distribution and service fees, Class A	166	651	225	258
Administration and accounting fees	80	279	102	124
Transfer agent fees and expenses	— (1)	— (1)	— (1)	— (1)
Custodian fees	1	1	3	— (1)
Printing fees and expenses	17	64	29	28
Professional fees	27	34	31	27
Interest expense and/or commitment fees	— (1)	1	— (1)	1
Trustees’ fees and expenses	6	22	8	10
Miscellaneous expenses	7	13	4	9
Total expenses	827	2,877	1,032	1,401
Less net expenses reimbursed and/or waived by investment adviser(2)	(43)	(191)	(149)	(131)
Net expenses	784	2,686	883	1,270
Net investment income (loss)	931	(1,421)	1,327	(1,088)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	803	23,665	36,082	20,203
Foreign currency transactions	—	— (1)	—	(3)
Written options	—	—	(5,536)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(3,454)	87,283	(19,121)	24,256
Written options	—	—	(30)	—
Net realized and unrealized gain (loss) on investments	(2,651)	110,948	11,395	44,456
Net increase (decrease) in net assets resulting from operations	$(1,720)	$109,527	$ 12,722	$43,368

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2020
($ reported in thousands)
	KAR Small-Cap Value Series	Newfleet Multi-Sector Intermediate Bond Series	SGA International Growth Series	Strategic Allocation Series
Investment Income
Dividends	$ 1,584	$ 34	$ 1,658	$ 432
Interest	—	5,026	—	961
Securities lending, net of fees	—	6	4	— (1)
Foreign taxes withheld	(1)	— (1)	(131)	(22)
Total investment income	1,583	5,066	1,531	1,371
Expenses
Investment advisory fees	667	565	1,084	506
Distribution and service fees, Class A	185	281	361	230
Administration and accounting fees	85	126	158	104
Transfer agent fees and expenses	— (1)	— (1)	— (1)	— (1)
Custodian fees	— (1)	2	13	4
Printing fees and expenses	17	28	34	22
Professional fees	25	32	64	38
Interest expense and/or commitment fees	— (1)	1	1	—
Trustees’ fees and expenses	7	10	13	8
Miscellaneous expenses	4	7	15	9
Total expenses	990	1,052	1,743	921
Less net expenses reimbursed and/or waived by investment adviser(2)	(174)	—	(42)	(18)
Plus net expenses recaptured(2)	—	9	—	—
Net expenses	816	1,061	1,701	903
Net investment income (loss)	767	4,005	(170)	468
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	6,840	1,117	8,075	5,155
Foreign currency transactions	—	(134)	(37)	— (1)
Foreign capital gains tax	—	—	(89)	—
Net change in unrealized appreciation (depreciation) on:
Investments	12,969	1,879	24,573	22,133
Foreign currency transactions	—	— (1)	13	— (1)
Foreign capital gains tax	—	—	(213)	—
Net realized and unrealized gain (loss) on investments	19,809	2,862	32,322	27,288
Net increase (decrease) in net assets resulting from operations	$20,576	$6,867	$32,152	$27,756

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Duff & Phelps Real Estate Securities Series		KAR Capital Growth Series
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 931	$ 1,168	$ (1,421)	$ (537)
Net realized gain (loss)	803	8,025	23,665	8,697
Net change in unrealized appreciation (depreciation)	(3,454)	8,132	87,283	63,554
Increase (decrease) in net assets resulting from operations	(1,720)	17,325	109,527	71,714
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(2,077)	(8,680)	(16,871)	(8,813)
Class I	(124)	(224)	—	—
Total Dividends and Distributions to Shareholders	(2,201)	(8,904)	(16,871)	(8,813)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(1,337)	3,175	(10,664)	(17,227)
Class I	1,934	2,049	—	—
Increase (decrease) in net assets from capital transactions	597	5,224	(10,664)	(17,227)
Net increase (decrease) in net assets	(3,324)	13,645	81,992	45,674
Net Assets
Beginning of period	79,217	65,572	232,834	187,160
End of Period	$ 75,893	$ 79,217	$ 314,826	$ 232,834
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR Equity Income Series		KAR Small-Cap Growth Series
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 1,327	$ 932	$ (1,088)	$ (480)
Net realized gain (loss)	30,546	426	20,200	13,426
Net change in unrealized appreciation (depreciation)	(19,151)	21,859	24,256	17,540
Increase (decrease) in net assets resulting from operations	12,722	23,217	43,368	30,486
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(23,513)	(1,109)	(14,459)	(13,810)
Class I	—	—	(1,158)	(892)
Total Dividends and Distributions to Shareholders	(23,513)	(1,109)	(15,617)	(14,702)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	12,342	(10,768)	3,730	1,572
Class I	—	—	1,931	2,285
Increase (decrease) in net assets from capital transactions	12,342	(10,768)	5,661	3,857
Net increase (decrease) in net assets	1,551	11,340	33,412	19,641
Net Assets
Beginning of period	97,185	85,845	103,615	83,974
End of Period	$ 98,736	$ 97,185	$ 137,027	$ 103,615
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR Small-Cap Value Series		Newfleet Multi-Sector Intermediate Bond Series
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 767	$ 555	$ 4,005	$ 4,685
Net realized gain (loss)	6,840	2,648	983	(931)
Net increase from payment by affiliate	—	—	—	2
Net change in unrealized appreciation (depreciation)	12,969	13,275	1,879	8,032
Increase (decrease) in net assets resulting from operations	20,576	16,478	6,867	11,788
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(6,307)	(1,794)	(3,755)	(4,273)
Class I	—	—	(18)	(37)
Total Dividends and Distributions to Shareholders	(6,307)	(1,794)	(3,773)	(4,310)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(3,095)	(7,274)	(1,635)	(5,909)
Class I	—	—	(399)	201
Increase (decrease) in net assets from capital transactions	(3,095)	(7,274)	(2,034)	(5,708)
Net increase (decrease) in net assets	11,174	7,410	1,060	1,770
Net Assets
Beginning of period	77,271	69,861	117,855	116,085
End of Period	$ 88,445	$ 77,271	$ 118,915	$ 117,855
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	SGA International Growth Series		Strategic Allocation Series
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ (170)	$ 1,578	$ 468	$ 1,052
Net realized gain (loss)	7,949	7,025	5,155	1,758
Net change in unrealized appreciation (depreciation)	24,373	16,044	22,133	16,841
Increase (decrease) in net assets resulting from operations	32,152	24,647	27,756	19,651
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(2,098)	(1,216)	(3,637)	(2,202)
Class I	(2)	(1)	—	—
Total Dividends and Distributions to Shareholders	(2,100)	(1,217)	(3,637)	(2,202)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(13,563)	(12,977)	(5,337)	(9,083)
Class I	2	1	—	—
Increase (decrease) in net assets from capital transactions	(13,561)	(12,976)	(5,337)	(9,083)
Net increase (decrease) in net assets	16,491	10,454	18,782	8,366
Net Assets
Beginning of period	148,100	137,646	87,902	79,536
End of Period	$ 164,591	$ 148,100	$ 106,684	$ 87,902
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Duff & Phelps Real Estate Securities Series
Class A
1/1/20 to 12/31/20	$18.54	0.22	(0.52)	(0.30)	(0.20)	—	(0.33)	(0.53)	(0.83)	$17.71	(1.55) %	$ 71,741	1.14% (4)	1.20%	1.30%	26%
1/1/19 to 12/31/19	16.40	0.30	4.20	4.50	(0.34)	—	(2.02)	(2.36)	2.14	18.54	27.42	77,044	1.16 (4)	1.20	1.57	44
1/1/18 to 12/31/18	19.23	0.28	(1.41)	(1.13)	(0.30)	—	(1.40)	(1.70)	(2.83)	16.40	(6.53)	65,357	1.16	1.19	1.54	20
1/1/17 to 12/31/17	20.31	0.25	0.92	1.17	(0.29)	—	(1.96)	(2.25)	(1.08)	19.23	5.97	77,564	1.16	1.21	1.24	24
1/1/16 to 12/31/16	22.85	0.34	1.17	1.51	(0.43)	—	(3.62)	(4.05)	(2.54)	20.31	6.82 (5)	81,243	1.17 (5)(6)	1.25	1.42 (5)	35
Class I
1/1/20 to 12/31/20	$18.51	0.34	(0.60)	(0.26)	(0.22)	—	(0.33)	(0.55)	(0.81)	$17.70	(1.33) %	$ 4,152	0.89% (4)	0.95%	2.08%	26%
1/1/19 to 12/31/19	16.35	0.40	4.14	4.54	(0.36)	—	(2.02)	(2.38)	2.16	18.51	27.78	2,173	0.91 (4)	0.95	2.04	44
1/1/18 to 12/31/18	19.19	0.34	(1.43)	(1.09)	(0.35)	—	(1.40)	(1.75)	(2.84)	16.35	(6.36)	215	0.91	0.94	1.85	20
1/1/17 to 12/31/17	20.27	0.30	0.93	1.23	(0.35)	—	(1.96)	(2.31)	(1.08)	19.19	6.25	207	0.91	0.96	1.49	24
1/1/16 to 12/31/16	22.81	0.35	1.22	1.57	(0.49)	—	(3.62)	(4.11)	(2.54)	20.27	7.10 (5)	199	0.92 (5)(6)	1.00	1.46 (5)	35

KAR Capital Growth Series
Class A
1/1/20 to 12/31/20	$34.44	(0.22)	17.42	17.20	—	—	(2.72)	(2.72)	14.48	$48.92	50.23%	$314,826	1.03%	1.10%	(0.55) %	7%
1/1/19 to 12/31/19	25.62	(0.08)	10.22	10.14	—	—	(1.32)	(1.32)	8.82	34.44	39.87	232,834	1.03	1.11	(0.24)	9
1/1/18 to 12/31/18	31.40	(0.09)	(1.92)	(2.01)	—	—	(3.77)	(3.77)	(5.78)	25.62	(7.25)	187,160	1.03	1.11	(0.28)	15
1/1/17 to 12/31/17	24.09	(0.05)	8.75	8.70	—	—	(1.39)	(1.39)	7.31	31.40	36.07	224,253	1.03	1.13	(0.16)	21
1/1/16 to 12/31/16	24.91	— (7)	(0.22)	(0.22)	(0.60)	—	—	(0.60)	(0.82)	24.09	(0.86) (5)	185,519	1.04 (5)(6)	1.18	(0.10) (5)	23

KAR Equity Income Series
Class A
1/1/20 to 12/31/20	$13.15	0.19	1.78	1.97	(0.23)	—	(3.35)	(3.58)	(1.61)	$11.54	14.91%	$ 98,736	0.98%	1.15%	1.47%	116% (8)
1/1/19 to 12/31/19	10.34	0.12	2.84	2.96	(0.15)	—	—	(0.15)	2.81	13.15	28.67	97,185	0.98	1.13	1.00	27
1/1/18 to 12/31/18	12.00	0.11	(1.65)	(1.54)	(0.12)	—	—	(0.12)	(1.66)	10.34	(12.86)	85,845	0.98	1.14	0.97	26
1/1/17 to 12/31/17	11.97	0.12	2.58	2.70	(0.21)	(0.07)	(2.39)	(2.67)	0.03	12.00	22.96	111,386	0.98	1.16	0.96	241
1/1/16 to 12/31/16	13.67	0.25	1.01	1.26	(0.18)	—	(2.78)	(2.96)	(1.70)	11.97	9.41 (5)	104,587	0.99 (5)(6)	1.20	1.41 (5)	241 (8)

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

KAR Small-Cap Growth Series
Class A
1/1/20 to 12/31/20	$31.48	(0.35)	14.19	13.84	—	(5.18)	(5.18)	—	8.66	$40.14	44.64%	$126,411	1.16%	1.28%	(1.00) %	17%
1/1/19 to 12/31/19	26.70	(0.16)	10.00	9.84	—	(5.06)	(5.06)	—	4.78	31.48	37.31	96,996	1.19 (4)	1.28	(0.49)	11
1/1/18 to 12/31/18	28.66	(0.03)	3.66	3.63	—	(5.59)	(5.59)	—	(1.96)	26.70	11.66	80,309	1.19	1.27	(0.10)	20
1/1/17 to 12/31/17	21.61	(0.12)	8.93	8.81	—	(1.76)	(1.76)	—	7.05	28.66	40.85	79,597	1.19	1.30	(0.49)	18
1/1/16 to 12/31/16	18.75	(0.06)	4.85	4.79	—	(1.93)	(1.93)	—	2.86	21.61	25.92 (5)	63,008	1.20 (5)(6)	1.37	(0.37) (5)	18
Class I
1/1/20 to 12/31/20	$32.33	(0.27)	14.61	14.34	—	(5.18)	(5.18)	—	9.16	$41.49	45.02%	$ 10,616	0.91%	1.03%	(0.74) %	17%
1/1/19 to 12/31/19	27.25	(0.08)	10.22	10.14	—	(5.06)	(5.06)	—	5.08	32.33	37.66	6,619	0.94 (4)	1.03	(0.25)	11
1/1/18 to 12/31/18	29.08	0.04	3.72	3.76	—	(5.59)	(5.59)	—	(1.83)	27.25	11.95	3,665	0.94	1.03	0.12	20
1/1/17 to 12/31/17	21.86	(0.06)	9.04	8.98	—	(1.76)	(1.76)	—	7.22	29.08	41.16	1,858	0.94	1.05	(0.24)	18
1/1/16 to 12/31/16	18.90	0.01	4.88	4.89	—	(1.93)	(1.93)	—	2.96	21.86	26.25 (5)	353	0.95 (5)(6)	1.12	(0.10) (5)	18

KAR Small-Cap Value Series
Class A
1/1/20 to 12/31/20	$15.78	0.16	4.43	4.59	(0.18)	(1.23)	(1.41)	—	3.18	$18.96	29.65%	$ 88,445	1.10%	1.34%	1.04%	22%
1/1/19 to 12/31/19	12.96	0.11	3.08	3.19	(0.15)	(0.22)	(0.37)	—	2.82	15.78	24.63	77,271	1.10	1.34	0.73	8
1/1/18 to 12/31/18	17.36	0.12	(2.72)	(2.60)	(0.15)	(1.65)	(1.80)	—	(4.40)	12.96	(15.88)	69,861	1.19 (4)	1.33	0.74	11
1/1/17 to 12/31/17	16.69	0.05	3.23	3.28	(0.12)	(2.49)	(2.61)	—	0.67	17.36	20.16	94,638	1.20	1.34	0.26	20
1/1/16 to 12/31/16	15.17	0.32	3.66	3.98	(0.34)	(2.12)	(2.46)	—	1.52	16.69	26.54 (5)	94,966	1.21 (5)(6)	1.40	1.85 (5)	22

Newfleet Multi-Sector Intermediate Bond Series
Class A
1/1/20 to 12/31/20	$ 9.28	0.33	0.28	0.61	(0.31)	—	(0.31)	—	0.30	$ 9.58	6.64%	$118,363	0.94% (9)(10)	0.93%	3.54%	92%
1/1/19 to 12/31/19	8.72	0.37	0.54	0.91	(0.35)	—	(0.35)	— (7)	0.56	9.28	10.47 (11)	116,901	0.94 (9)(10)	0.93	3.98	66
1/1/18 to 12/31/18	9.34	0.39	(0.64)	(0.25)	(0.37)	—	(0.37)	—	(0.62)	8.72	(2.66)	115,379	0.93	0.93	4.23	64
1/1/17 to 12/31/17	9.14	0.41	0.20	0.61	(0.41)	—	(0.41)	—	0.20	9.34	6.72	133,430	0.93	0.96	4.35	62
1/1/16 to 12/31/16	8.75	0.44	0.37	0.81	(0.42)	—	(0.42)	—	0.39	9.14	9.29 (5)	128,969	0.94 (5)(6)	1.00	4.82 (5)	68
Class I
1/1/20 to 12/31/20	$ 9.27	0.35	0.28	0.63	(0.33)	—	(0.33)	—	0.30	$ 9.57	6.78%	$ 552	0.69% (9)(10)	0.69%	3.84%	92%
1/1/19 to 12/31/19	8.70	0.39	0.55	0.94	(0.37)	—	(0.37)	— (7)	0.57	9.27	10.89 (11)	954	0.69 (9)(10)	0.68	4.22	66
1/1/18 to 12/31/18	9.32	0.41	(0.63)	(0.22)	(0.40)	—	(0.40)	—	(0.62)	8.70	(2.41)	706	0.68	0.68	4.46	64
1/1/17 to 12/31/17	9.12	0.43	0.20	0.63	(0.43)	—	(0.43)	—	0.20	9.32	7.00	1,378	0.68	0.70	4.54	62
1/1/16 to 12/31/16	8.74	0.47	0.35	0.82	(0.44)	—	(0.44)	—	0.38	9.12	9.46 (5)	242	0.69 (5)(6)	0.75	5.08 (5)	68

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

SGA International Growth Series
Class A
1/1/20 to 12/31/20	$11.86	(0.01)	2.81	2.80	—	(0.19)	(0.19)	2.61	$14.47	23.64%	$164,468	1.18% (4)(6)	1.21%	(0.12) %	34%
1/1/19 to 12/31/19	10.09	0.12	1.75	1.87	(0.10)	—	(0.10)	1.77	11.86	18.54	148,000	1.20 (4)(6)	1.21	1.08	140 (8)
1/1/18 to 12/31/18	12.50	0.24	(2.29)	(2.05)	(0.36)	—	(0.36)	(2.41)	10.09	(16.67)	137,562	1.18 (10)	1.17	1.97	40
1/1/17 to 12/31/17	10.95	0.15	1.59	1.74	(0.19)	—	(0.19)	1.55	12.50	15.95	183,403	1.18	1.21	1.24	81
1/1/16 to 12/31/16	14.01	0.08	(0.44)	(0.36)	(0.09)	(2.61)	(2.70)	(3.06)	10.95	(1.61) (5)	177,868	1.18 (5)(6)	1.26	0.62 (5)	83
Class I
1/1/20 to 12/31/20	$11.83	0.02	2.81	2.83	—	(0.19)	(0.19)	2.64	$14.47	23.95%	$ 123	0.93% (4)(6)	0.97%	0.13%	34%
1/1/19 to 12/31/19	10.07	0.15	1.74	1.89	(0.13)	—	(0.13)	1.76	11.83	18.77	100	0.95 (4)(6)	0.96	1.30	140 (8)
1/1/18 to 12/31/18	12.48	0.27	(2.29)	(2.02)	(0.39)	—	(0.39)	(2.41)	10.07	(16.44)	84	0.93 (10)	0.92	2.23	40
1/1/17 to 12/31/17	10.94	0.17	1.59	1.76	(0.22)	—	(0.22)	1.54	12.48	16.17	100	0.93	0.96	1.48	81
1/1/16 to 12/31/16	13.99	0.11	(0.42)	(0.31)	(0.13)	(2.61)	(2.74)	(3.05)	10.94	(1.28) (5)	86	0.93 (5)(6)	1.01	0.88 (5)	83

Strategic Allocation Series
Class A
1/1/20 to 12/31/20	$13.78	0.08	4.57	4.65	(0.11)	(0.51)	(0.62)	4.03	$17.81	33.96%	$106,684	0.98%	1.00%	0.51%	28%
1/1/19 to 12/31/19	11.22	0.16	2.75	2.91	(0.17)	(0.18)	(0.35)	2.56	13.78	26.05	87,902	0.98	1.01	1.22	40
1/1/18 to 12/31/18	12.62	0.17	(0.89)	(0.72)	(0.18)	(0.50)	(0.68)	(1.40)	11.22	(5.89)	79,536	0.98	1.02	1.32	33
1/1/17 to 12/31/17	10.88	0.16	1.89	2.05	(0.23)	(0.08)	(0.31)	1.74	12.62	18.97	97,028	0.98	1.06	1.31	38
1/1/16 to 12/31/16	12.34	0.24	(0.14)	0.10	(0.21)	(1.35)	(1.56)	(1.46)	10.88	0.82 (5)	93,276	0.99 (5)(6)	1.09	1.96 (5)	114

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(5)	State Street Bank & Trust, custodian for some of the Series through January 29, 2010, reimbursed the Series for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included, the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets as follows:
Duff & Phelps Real Estate Securities Series 0.02% (Class A) and 0.03% (Class I),
KAR Capital Growth Series 0.10%,
KAR Equity Income Series 0.46%,
KAR Small-Cap Growth Series 0.09% (Class A) and 0.14% (Class I),
KAR Small-Cap Value Series 0.08%,
Newfleet Multi-Sector Intermediate Bond Series 0.04% (Class A) and 0.05% (Class I),
SGA International Growth Series 0.04%,
Strategic Allocation Series 0.03%.
Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return as follows:
Duff & Phelps Real Estate Securities Series 0.03%,
KAR Capital Growth Series 0.10%,
KAR Equity Income Series 0.44%,
KAR Small-Cap Growth Series 0.08%,
KAR Small-Cap Value Series 0.08%,
Newfleet Multi-Sector Intermediate Bond Series 0.04%,
SGA International Growth Series 0.04%,
Strategic Allocation Series 0.03%.
(6)	Net expense ratio includes extraordinary proxy expenses.
(7)	Amount is less than $0.005 per share.
(8)	The Series’ portfolio turnover rate increased substantially during the years due to a change in the Series’ subadviser and associated repositioning.
(9)	The share class is currently below its expense cap.
(10)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(11)	Payment from affiliate had no impact on total return.
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2020
Note 1. Organization
Virtus Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It was formed on February 18, 1986, as a Massachusetts business trust, commenced operations on December 5, 1986, and was reorganized as a Delaware statutory trust on February 14, 2011.
The Trust is organized with series, which are currently available only to separate accounts of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies. As of the date of this report, the Trust is comprised of eight series (each a “Series”), each reported in this annual report. Each Series’ investment objective is outlined in the respective Series Summary page. There is no guarantee that a Series will achieve its objective(s).
Each Series offers Class A shares. The Duff & Phelps Real Estate Securities Series, KAR Small-Cap Growth Series, Newfleet Multi-Sector Intermediate Bond Series, and SGA International Growth Series also offer Class I shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Series in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
A summary of the inputs used to value a Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Series is notified. Interest income is recorded on the accrual basis. Each Series amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Series is treated as a separate taxable entity. It is the intention of each Series to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Series has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Series and other affiliated mutual funds are allocated in proportion to the net assets of each such Series or fund, except where allocation of direct expenses to each Series or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Series bears directly, the contract owners, as investors in the Series, indirectly bear the Series’ pro-rata expenses of any underlying mutual funds in which the Series invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Series do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Series may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Series to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Series to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Series records when-issued and forward commitment securities on the trade date. Each Series maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
H.	Interest-Only and Principal-Only Securities
Certain Series may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Series may fail to recoup some or all of its initial investment in these securities.
I.	Leveraged Loans
Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Series may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Series generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Series may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Series purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Series may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Series may pay an assignment fee. On an ongoing basis, a Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
As of December 31, 2020, the following Series had unfunded loan commitments:

Unfunded Loan Commitment
Borrower	Newfleet Multi-Sector Intermediate Bond Series
Cano Health LLC (3 month LIBOR + 1.000%) 1.000%, 11/19/27	$40
Precision Medicine Group LLC (3 month LIBOR + 3.750%) 3.750%, 11/18/27	13
Southern Veterinary Partners LLC (3 month LIBOR + 2.000%) 2.000%, 10/1/27	19
J.	Securities Lending
The Series may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Series is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Series net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Series under a Master Securities Lending Agreement (“MSLA”) which permit the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Series to the same counterparty against amounts to be received and create one single net payment due to or from the Series.
Effective March 13, 2020, the securities lending program was put on hold and all securities on loan were recalled. Effective October 1, 2020, the Series may resume loaning portfolio securities under the securities lending program.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
At December 31, 2020, the securities loaned were subject to a MSLA on a net payment basis as follows:
Series	Counterparty	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Newfleet Multi-Sector Intermediate Bond Series	BNYM	$467	$467	$—
SGA International Growth Series	BNYM	648	648	—
                  (1) Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Series’ Schedule of
                Investments.
                  (2) Net amount represents the net amount receivable due from the counterparty in the event of default.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Series uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Series’ results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Series.
Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. Certain Series may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Series anticipates a significant market or sector advance. A Series doing so is subject to equity price risk in the normal course of pursuing its investment objective(s).
When a Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Series designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statements of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statements of Operations.
If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Series gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Series may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Series pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.
The KAR Equity Income Series invested in written covered call options contracts during the year in an attempt to manage equity price risk and with the purpose of generating realized gains.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
The following is a summary of the KAR Equity Income Series’ derivative instrument holdings categorized by primary risk exposure (equity contracts) in the financial statements as of December 31, 2020:
Statement of Operations
KAR Equity Income Series
Net realized gain (loss) from purchased options	$ 3,589(1)
Net realized gain (loss) from written options	(5,536)
Net change in unrealized appreciation (depreciation) on purchased options	16 (2)
Net change in unrealized appreciation (depreciation) on written options	(30)
Total net realized and unrealized gain (loss) on purchased and written options	$ (1,961)
(1)	Amount included in Net realized gain (loss) from investments.
(2)	Amount included in Net change in unrealized appreciation (depreciation) on investments.
For the period January 1, 2020 through March 11, 2020, the average daily premiums paid by the KAR Equity Income Series for purchased options were $76 and the average daily premiums received for written options by the KAR Equity Income Series were $139. Effective March 12, 2020, the options overlay strategy was suspended, and effective June 18, 2020, it was removed from the investment strategy of the Series.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Series. The Adviser manages the Series’ investment programs and general operations of the Series, including oversight of the Series’ subadviser(s).
As compensation for its services to the Series, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Series:

Series	First $250 Million	Next $250 Million	Over $500 Million
KAR Capital Growth Series	0.70%	0.65%	0.60%
KAR Equity Income Series	0.70	0.65	0.60
Newfleet Multi-Sector Intermediate Bond Series	0.50	0.45	0.40
SGA International Growth Series	0.75	0.70	0.65
Strategic Allocation Series	0.55	0.50	0.45
	First $1 Billion	Next $1 Billion	Over $2 Billion
Duff & Phelps Real Estate Securities Series	0.75%	0.70%	0.65%
	First $1 Billion	$1+ Billion
KAR Small-Cap Growth Series	0.85%	0.80%
	First $400 Million	$400 Million to $1 Billion	Over $1 Billion
KAR Small-Cap Value Series	0.90%	0.85%	0.80%

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
B.	Subadvisers
The subadvisers manage the investments of each Series for which they are paid a fee by the Adviser. A list of the subadvisers and the Series they serve as of the end of the period is as follows:
Series	Subadviser
Duff & Phelps Real Estate Securities Series	DPIM (1)
KAR Capital Growth Series	KAR (2)
KAR Equity Income Series	KAR (3)
KAR Small-Cap Growth Series	KAR (2)
KAR Small-Cap Value Series	KAR (2)
Newfleet Multi-Sector Intermediate Bond Series	Newfleet (4)

Series	Subadviser
SGA International Growth Series	SGA (5)
Strategic Allocation Series
(Equity Portfolio)	KAR (2)
(Fixed Income Portfolio)	Newfleet (4)

(1)Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus.
(2)Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect, wholly-owned subsidiary of Virtus.
(3)Effective September 1, 2020, KAR is the subadviser to the Series. Prior to September 1, 2020, Rampart Investment Management Company, LLC, an indirect, wholly-owned subsidiary of Virtus, was the subadviser to the Series.
(4)Newfleet Asset Management, LLC (“Newfleet”), an indirect, wholly-owned subsidiary of Virtus.
(5)Sustainable Growth Advisers LP (“SGA”), an indirect, majority-owned subsidiary of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Series’ annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed on an annualized basis, the following respective percentages of average daily net assets through April 30, 2021 (except as noted). Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Series	Class A	Class I
Duff & Phelps Real Estate Securities Series*	1.10%	0.85%
KAR Capital Growth Series	1.03	N/A
KAR Equity Income Series**	0.98	N/A
KAR Small-Cap Growth Series	1.16	0.91
KAR Small-Cap Value Series	1.10	N/A
Newfleet Multi-Sector Intermediate Bond Series	0.94 ‡	0.69 ‡
SGA International Growth Series***	1.14	0.89
Strategic Allocation Series	0.98	N/A
*	Effective December 1, 2020 through April 30, 2022. For the period January 1, 2020 through November 30, 2020, the expense caps were as follows for Class A shares and Class I shares, respectively: 1.14% and 0.89%.
**	Through April 30, 2022.
***	Effective December 1, 2020 through April 30, 2022. For the period January 1, 2020 through November 30, 2020, the expense caps were as follows for Class A shares and Class I shares, respectively: 1.16% and 0.91%.
‡	Each share class is currently below its expense cap.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Series must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Series	2021	2022	2023	Total
Duff & Phelps Real Estate Securities Series
Class A	$ 24	$ 29	$ 41	$ 94
Class I	—	— (1)	2	2

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	Expiration
Series	2021	2022	2023	Total
KAR Capital Growth Series
Class A	$172	$183	$191	$546
KAR Equity Income Series
Class A	163	141	149	453
KAR Small-Cap Growth Series
Class A	75	86	121	282
Class I	3	5	10	18
KAR Small-Cap Value Series
Class A	117	181	174	472
Newfleet Multi-Sector Intermediate Bond Series
Class A	—	—	1	1
Class I	— (1)	—	— (1)	— (1)
SGA International Growth Series
Class A	1	22	42	65
Class I	— (1)	— (1)	— (1)	— (1)
Strategic Allocation Series
Class A	42	25	18	85

(1)	Amount is less than $500.
During the period ended December 31, 2020, the Adviser recaptured expenses previously waived for the following Series:
Series	Class A	Class I	Total
Newfleet Multi-Sector Intermediate Bond Series	$ 11	$ — (1)	$ 11
Strategic Allocation Series	— (1)	—	— (1)

(1)	Amount is less than $500.
E.	Administrator and Distributor
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator to the Series.
For the fiscal year (the “period”) December 31, 2020 the Series incurred administration fees totaling $911, which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Series’ shares. Each Series pays VP Distributors distribution and/or service fees under a Board-approved Rule 12b-1 plan, at the annual rate of 0.25% of the average daily net assets of such Series’ Class A shares. Class I shares are not subject to a Rule 12b-1 plan. For the period ended December 31, 2020, the Series incurred distribution fees totaling $2,357 which are included in the Statements of Operations within the line item “Distribution and service fees.” A portion of these fees was paid to certain insurance companies for marketing and/or shareholder services provided to contract owners. The fees are calculated daily and paid monthly.
F.	Payment from Affiliate
The KAR Capital Growth Series and the Strategic Allocation Series were reimbursed by KAR for costs incurred due to an error in the processing of a corporate action of an investment during the period ended December 31, 2020.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2020.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, written options, and short-term securities) during the period ended December 31, 2020, were as follows:
	Purchases	Sales
Duff & Phelps Real Estate Securities Series	$ 21,317	$ 17,739
KAR Capital Growth Series	17,235	45,835

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	Purchases	Sales
KAR Equity Income Series	$103,147	$115,299
KAR Small-Cap Growth Series	17,631	30,394
KAR Small-Cap Value Series	16,063	26,006
Newfleet Multi-Sector Intermediate Bond Series	89,960	92,882
SGA International Growth Series	47,981	63,373
Strategic Allocation Series	23,180	32,036
Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2020, were as follows:
	Purchases	Sales
Newfleet Multi-Sector Intermediate Bond Series	$12,255	$10,818
Strategic Allocation Series	2,340	2,971

Note 6. Capital Share Transactions
($ reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Duff & Phelps Real Estate Securities Series				KAR Capital Growth Series
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	464	$ 7,726	473	$ 9,341	54	$ 2,106	61	$ 1,930
Reinvestment of distributions	120	2,077	464	8,680	355	16,871	269	8,813
Shares repurchased	(689)	(11,140)	(767)	(14,846)	(734)	(29,641)	(875)	(27,970)
Net Increase / (Decrease)	(105)	$ (1,337)	170	$ 3,175	(325)	$ (10,664)	(545)	$ (17,227)
Class I
Shares sold	256	$ 4,078	128	$ 2,538	—	$ —	—	$ —
Reinvestment of distributions	7	124	12	224	—	—	—	—
Shares repurchased	(146)	(2,268)	(35)	(713)	—	—	—	—
Net Increase / (Decrease)	117	$ 1,934	105	$ 2,049	—	$ —	—	$ —

	KAR Equity Income Series				KAR Small-Cap Growth Series
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	60	$ 751	76	$ 903	72	$ 2,469	61	$ 1,905
Reinvestment of distributions	2,032	23,513	87	1,109	375	14,459	443	13,810
Shares repurchased	(926)	(11,922)	(1,069)	(12,780)	(379)	(13,198)	(430)	(14,143)
Net Increase / (Decrease)	1,166	$ 12,342	(906)	$ (10,768)	68	$ 3,730	74	$ 1,572
Class I
Shares sold	—	$ —	—	$ —	105	$ 3,643	84	$ 2,760
Reinvestment of distributions	—	—	—	—	29	1,158	28	892
Shares repurchased	—	—	—	—	(83)	(2,870)	(42)	(1,367)
Net Increase / (Decrease)	—	$ —	—	$ —	51	$ 1,931	70	$ 2,285

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
	KAR Small-Cap Value Series				Newfleet Multi-Sector Intermediate Bond Series
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	58	$ 866	41	$ 607	1,501	$ 14,183	809	$ 7,540
Reinvestment of distributions	350	6,307	114	1,794	395	3,755	464	4,273
Shares repurchased	(640)	(10,268)	(648)	(9,675)	(2,131)	(19,573)	(1,917)	(17,722)
Net Increase / (Decrease)	(232)	$ (3,095)	(493)	$ (7,274)	(235)	$ (1,635)	(644)	$ (5,909)
Class I
Shares sold	—	$ —	—	$ —	11	$ 109	24	$ 221
Reinvestment of distributions	—	—	—	—	2	18	4	37
Shares repurchased	—	—	—	—	(58)	(526)	(6)	(57)
Net Increase / (Decrease)	—	$ —	—	$ —	(45)	$ (399)	22	$ 201

	SGA International Growth Series				Strategic Allocation Series
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2020		Year Ended December 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	183	$ 2,188	233	$ 2,616	58	$ 879	28	$ 355
Shares Issued-Merger	(1,446)	—	—	—	—	—	—	—
Reinvestment of distributions	151	2,098	105	1,216	213	3,637	164	2,202
Shares repurchased	—	(17,849)	(1,493)	(16,809)	(662)	(9,853)	(900)	(11,640)
Net Increase / (Decrease)	(1,112)	$ (13,563)	(1,155)	$ (12,977)	(391)	$ (5,337)	(708)	$ (9,083)
Class I
Reinvestment of distributions	— (1)	$ 2	— (1)	$ 1	—	$ —	—	$ —
Net Increase / (Decrease)	— (1)	$ 2	— (1)	$ 1	—	$ —	—	$ —

(1)	Amount is less than 500 shares.
Note 7. 10% Shareholders
As of December 31, 2020, certain Series had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Series as detailed below:
	% of Shares Outstanding	Number of Accounts*
Duff & Phelps Real Estate Securities Series	74%	2
KAR Capital Growth Series	100	2
KAR Equity Income Series	99	2
KAR Small-Cap Growth Series	91	2
KAR Small-Cap Value Series	100	2
Newfleet Multi-Sector Intermediate Bond Series	98	4
SGA International Growth Series	98	2
Strategic Allocation Series	100	2
*	None of the accounts are affiliated.
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Series. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Series, issuers of instruments in which the Series invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series’ ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Certain Series may invest in ETFs, which may expose the Series to the risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.
Certain Series may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Series, positive or negative, than if the Series did not concentrate its investments in such sectors.
At December 31, 2020, the following Series held securities issued by various companies in specific sectors as detailed below:
Series	Sector	Percentage of Total Investments
KAR Capital Growth Series	Information Technology	36%
KAR Small-Cap Growth Series	Information Technology	34
KAR Small-Cap Value Series	Industrials	37
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its Series. In addition, in the normal course of business, the Trust and the Series enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Series’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Series and that have not occurred. However, neither the Trust nor the Series have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Series will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Series held securities considered to be restricted at December 31, 2020:
Series	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
KAR Capital Growth Series	Duck Creek Technologies, Inc.	6/5/20	$2,427	$6,647	2.1%
KAR Small-Cap Growth Series	Duck Creek Technologies, Inc.	6/5/20	2,629	7,139	5.2
Strategic Allocation Series	Duck Creek Technologies, Inc.	6/5/20	461	1,262	1.2

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
Note 11. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Series and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Series to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of total net assets for KAR Capital Growth Series, KAR Equity Income Series, KAR Small-Cap Growth Series, KAR Small-Cap Value Series, Newfleet Multi-Sector Intermediate Bond Series, SGA International Growth Series, and Strategic Allocation Series or one-fifth of total net assets for Duff & Phelps Real Estate Securities Series in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 11, 2021. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended December 31, 2020, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Series and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The Series had no outstanding borrowings at any time during the period ended December 31, 2020.
Note 12. Federal Income Tax Information
($ reported in thousands)
At December 31, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Series were as follows:
Series	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Duff & Phelps Real Estate Securities Series	$ 58,250	$ 19,556	$ (2,270)	$ 17,286
KAR Capital Growth Series	93,836	220,481	(880)	219,601
KAR Equity Income Series	90,189	8,897	(1,410)	7,487
KAR Small-Cap Growth Series	56,144	78,115	(36)	78,079
KAR Small-Cap Value Series	45,872	40,515	(179)	40,336
Newfleet Multi-Sector Intermediate Bond Series	114,416	5,698	(2,310)	3,388
SGA International Growth Series	129,267	37,548	(2,178)	35,370
Strategic Allocation Series	61,283	44,770	(829)	43,941
Certain Series have capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Internal Revenue Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Series’ capital loss carryovers are as follows:

	Short-Term	Long-Term
Newfleet Multi-Sector Intermediate Bond Series	$—	$3,619
For the year ended December 31, 2020, the following Series utilized losses deferred in prior year against current year capital gains:
Series
KAR Equity Income Series	$ 6,272
Newfleet Multi-Sector Intermediate Bond Series	1,108
SGA International Growth Series	3,079
Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2020, the following Series deferred and recognized qualified late year losses as follows:
Series	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Recognized
Duff & Phelps Real Estate Securities Series	$ —	$ —	$ (34)
KAR Capital Growth Series	— (1)	—	—
SGA International Growth Series	—	(2)	—
(1)	Amount is less than $500.

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the beginning of this note) consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Duff & Phelps Real Estate Securities Series	$141	$ 325
KAR Capital Growth Series	—	8,534
KAR Equity Income Series	78	1,577
KAR Small-Cap Growth Series	—	4,342
KAR Small-Cap Value Series	116	2,285
Newfleet Multi-Sector Intermediate Bond Series	148	—
SGA International Growth Series	814	1,809
Strategic Allocation Series	573	2,252
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended December 31, 2020 and 2019, were as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Duff & Phelps Real Estate Securities Series
12/31/20	$ 828	$ 1,373	$ 2,201
12/31/19	1,576	7,328	8,904
KAR Capital Growth Series
12/31/20	—	16,871	16,871
12/31/19	—	8,813	8,813
KAR Equity Income Series
12/31/20	1,513	22,000	23,513
12/31/19	1,109	—	1,109
KAR Small-Cap Growth Series
12/31/20	—	15,617	15,617
12/31/19	407	14,295	14,702
KAR Small-Cap Value Series
12/31/20	900	5,407	6,307
12/31/19	716	1,078	1,794
Newfleet Multi-Sector Intermediate Bond Series
12/31/20	3,773	—	3,773
12/31/19	4,310	—	4,310
SGA International Growth Series
12/31/20	—	2,100	2,100
12/31/19	1,217	—	1,217
Strategic Allocation Series
12/31/20	1,252	2,385	3,637
12/31/19	1,065	1,137	2,202

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Series. As of December 31, 2020, the Series recorded reclassifications to increase (decrease) the accounts as listed below:
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
Duff & Phelps Real Estate Securities Series	$ — (1)	$ —(1)
KAR Capital Growth Series	(1,234)	1,234
KAR Equity Income Series	(208)	208
KAR Small-Cap Growth Series	(696)	696
KAR Small-Cap Value Series	— (1)	— (1)
Newfleet Multi-Sector Intermediate Bond Series	— (1)	— (1)
SGA International Growth Series	— (1)	— (1)
(1)	Amount is less than $500.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Series, the Adviser and/or the subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 15. Mixed and Shared Funding
Shares of the Series are not directly offered to the public. Shares of the Series are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies. The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in U.S. federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trust’s Trustees do not foresee any such differences or disadvantages at this time. However, the Trust’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Series, or shares of another Series may be substituted.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Variable Insurance Trust and Shareholders of Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series (constituting Virtus Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 22, 2021
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS VARIABLE INSURANCE TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2020
For the fiscal year ended December 31, 2020, the Series make the following disclosures for federal income tax purposes: the percentages of ordinary income dividends earned by the Series which qualifies for the dividends received deduction (“DRD”) for corporate shareholders; the actual percentage of DRD for the calendar year will be designated in year-end tax statements. The Series designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
	DRD	LTCG
Duff & Phelps Real Estate Securities Series	— %	$ 826
KAR Capital Growth Series	—	23,534
KAR Equity Income Series	100.00	23,577
KAR Small-Cap Growth Series	—	19,983
KAR Small-Cap Value Series	100.00	6,672
SGA International Growth Series	—	3,909
Strategic Allocation Series	16.34	4,252

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) among the Trust, VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”) with respect to Virtus Duff & Phelps Real Estate Securities Series; among the Trust, VIA and Kayne Anderson Rudnick Investment Management, LLC (“KAR”) with respect to Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series and Virtus Strategic Allocation Series (domestic equity portion and international equity portion only); among the Trust, VIA and Newfleet Asset Management, LLC (“Newfleet”) with respect to Virtus Newfleet Multi-Sector Intermediate Bond Series and Virtus Strategic Allocation Series (fixed income assets portion only); and among the Trust, VIA and Sustainable Growth Advisers LP (“SGA”) with respect to Virtus SGA International Growth Series (individually and collectively, the “Series”). At meetings held virtually on November 3, 2020 and November 16-18, 2020 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below. (The subadvisory agreement with KAR with respect to Virtus KAR Equity Income Series was not due for renewal since it had been approved earlier in the year.) In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each of Duff & Phelps, KAR, Newfleet and SGA, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Series and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Series they manage. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Series and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Series, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Series by VIA and each of the Subadvisers; (b) the performance of the Series as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Series’ advisory and subadvisory fees, and comparisons of the Series’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VIA under the Advisory Agreement; (e) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Series’ performance and expenses; (g) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VIA and each Subadviser, including completed questionnaires concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Series are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Series’ portfolio. Under this structure, VIA is responsible for the management of the Series’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Series’ subadvisers, including (a) VIA’s ability to select and monitor subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Series’ respective investment objective(s), policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Series; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Series; (e) VIA’s supervision of the Series’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor of the Series. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Series’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the respective Series is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Series’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Series.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Series prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Series’ performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Series’ performance. The Board evaluated each Series’ performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Series’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to each applicable Series. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Series. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Series.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Series for the period ended June 30, 2020:
Virtus Duff & Phelps Real Estate Securities Series. The Board noted that the Series outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus KAR Capital Growth Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5- and 10-year periods. The Board noted that because the Series’ subadviser changed in September 2011, 10-year performance data in part reflects the performance of a prior subadviser.
Virtus KAR Equity Income Series (fka Virtus Rampart Enhanced Core Equity Series). The Board noted that the Series outperformed the median of its Performance Universe for the 1-year period and underperformed the median of Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5- and 10-year periods. The Board took into account actions taken to address the Series’ performance, including the replacement of the Series’ subadviser in September 2020. The Board also noted that because the Series’ subadviser changed in September 2020, the performance data reflects the performance of a prior subadviser.
Virtus KAR Small-Cap Growth Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus KAR Small-Cap Value Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1- and 5-year periods and underperformed the median of its Performance Universe for the 3- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board noted that because the Series’ subadviser changed in November 2010, 10-year performance data in part reflects the performance of a prior subadviser.
Virtus Newfleet Multi-Sector Intermediate Bond Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1-, 5- and 10-year periods and underperformed the median of its Performance Universe for the 3- year period. The Board also noted that the Series outperformed its benchmark for the 10-year period and underperformed its benchmark for the1-, 3- and 5-year periods.
Virtus SGA International Growth Series. The Board noted that the Series underperformed the median of its Performance Universe and underperformed its benchmark for the 5- and 10-year periods. The Board also noted that the Series outperformed the median of its Performance Universe and outperformed its benchmark for the 1- and 3-year periods. The Board took into account actions taken to address the Series’ performance, including the replacement of the Series’ subadviser in June 2019. The Board also noted that because the Series’ subadviser changed in June 2019, the performance data shown other than the 1-year performance in part reflected the performance of a prior subadviser.
Virtus Strategic Allocation Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1-, 3-, 5-, and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5- and 10-year periods. The Board took into account actions taken to address the Series’ performance, including the replacement of one of the Series’ Subadvisers in June 2019. The Board noted that because the subadviser to the Series’ international equity portfolio was replaced in June 2019, the performance data shown other than the 1-year performance in part reflects the performance of that prior subadviser. The Board also noted that because another of the Series’ subadvisers was replaced in September 2016, performance data prior to that date in part reflects the performance of that prior subadviser.
After reviewing these and related factors, the Board concluded that each Series’ overall performance, reasons discussed for certain Series’ underperformance, and/or actions taken to address certain Series’ underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Series for advisory services as well as the total expense levels of the Series. This information included comparisons of each Series’ contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore,

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
worst in these expense component rankings). In comparing each Series’ net management fee to that of comparable series, the Board noted that in the materials presented by management such fee included advisory fees. The Board also noted that all of the Series had expense caps in place to limit the total expenses incurred by the Series and their shareholders, and that VIA had proposed to lower the expense caps in place for Virtus Duff & Phelps Real Estate Securities Series and Virtus SGA International Growth Series. The Board also noted that the subadvisory fees were paid by VIA out of its advisory fees rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Series and the impact on expenses and economies of scale. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Series’ fees and expenses. In each case, the Board took into account management’s discussion of the Series’ expenses, including the type and size of the Series relative to the other funds in its Expense Universe.
Virtus Duff & Phelps Real Estate Securities Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fifth quintile of the Expense Universe.
Virtus KAR Capital Growth Series. The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Equity Income Series (fka Virtus Rampart Enhanced Core Equity Series). The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Small-Cap Growth Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Small-Cap Value Series.The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Newfleet Multi-Sector Intermediate Bond Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses were in the fourth quintile of the Expense Universe.
Virtus SGA International Growth Series. The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fifth quintile of the Expense Universe.
Virtus Strategic Allocation Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Series, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. The Board also approved the proposed lower expense caps to limit the total expenses of Virtus Duff & Phelps Real Estate Securities Series and Virtus SGA International Growth Series.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Series-by-Series basis, of VIA for its management of the Series, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Series by VIA affiliates. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Series. The Board reviewed the methodology used to allocate costs to each Series, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Series was reasonable in light of the quality of the services rendered to the Series by VIA and its affiliates as well as other factors.
In considering the profitability to the Subadvisers in connection with their relationships to the Series, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Series was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board received and discussed information concerning whether VIA realizes economies of scale as the Series’ assets grow. The Board noted that the management fees for all of the Series included breakpoints based on assets under management, and that expense caps were also in place for all of the Series. The Board also took into account management’s discussion of the Series’ management fee and subadvisory fee structure. The Board also took into account the current sizes of the Series. The Board also noted that VIA had agreed to implement an extension of each Series’ expense cap through April 30, 2022. The Board then concluded that no changes to the advisory fee structure of the Series with respect to economies of scale were necessary at this time. The Board noted that VIA and the Series may realize certain economies of scale if the assets of the Series were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Series would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current sizes of the Series managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Series was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
The Board considered other benefits that may be realized by VIA and each Subadviser and their affiliates from their relationships with the applicable Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA and the Subadvisers, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA and the Subadvisers also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Series, other than the fee to be earned under the applicable Agreement(s). There may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Series and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Series.

MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Variable Insurance Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2016 97 Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 93 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 1999 93 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 93 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2021), North Florida Land Trust; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; Director (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2003 103 Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI AI & Tech Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman ( 2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).

MANAGEMENT TABLES (Unaudited) (Continued)
Independent Trustees (continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2015 97 Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2016 93 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 93 Portfolios	Managing Director (since 2020), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 93 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2021), Virtus AllianzGI AI & Tech Opportunities Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2012 102 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI AI & Tech Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (3 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Members
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Cogan, Sarah E. YOB: 1956 Served Since: 2021 93 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (3 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).

MANAGEMENT TABLES (Unaudited) (Continued)
Advisory Board Members (continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 93 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (3 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc. and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund; Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund; and Trustee (since 2018), PIMCO Flexible Municipal Income Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 93 Portfolios	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board;, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (3 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2006), Virtus Investment Trust (13 portfolios); Trustee (since 2014), Virtus Strategy Trust (12 portfolios); and Director (since 2011), Bancfirst Corporation.
Moyer, William R. YOB: 1944 Served Since: 2020 93 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (3 portfolios).
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2004).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President and Chief Compliance Officer, (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer and Secretary (since 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2010 to 2013).	Executive Vice President, Product Management (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President (since 2021), AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Virtus Duff & Phelps Real Estate Securities Series (the “Series”),
a series of Virtus Variable Insurance Trust
(Unaudited)
Supplement dated November 20, 2020, to the Summary Prospectuses and Statutory Prospectus, each dated April 30, 2020
IMPORTANT NOTICE TO INVESTORS
Effective December 1, 2020, the Series’ investment adviser, Virtus Investment Advisers, Inc., will implement a new expense limitation arrangement to further limit the Series’ expenses. These changes are described in more detail below.
Under “Fees and Expenses” in the Series’ summary prospectuses and the summary section of the Series’ statutory prospectus, the information in the “Annual Series Operating Expenses” tables and associated footnotes will be replaced with the following, as applicable:
Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.20%	0.20%
Total Annual Series Operating Expenses	1.20%	0.95%
Less: Expense Reimbursement(a)	(0.10%)	(0.10%)
Total Annual Series Operating Expenses After Expense Reimbursement(a)	1.10%	0.85%
(a)The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.10% for Class A Shares and 0.85% for Class I Shares through April 30, 2022. Following the contractual period, the Series’ investment adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the Series’ investment adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Under “Fees and Expenses,” the information in the “Example” table will be replaced with the following, as applicable:
	1 Year	3 Years	5 Years	10 Years
Class A	$112	$371	$650	$1,446
Class I	$87	$293	$516	$1,157
In the section “Management of the Series” under the heading “The Adviser” beginning on page 7 of the statutory prospectus, the second paragraph under the table will be replaced with the following:
The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 1.10% of the Series’ Class A Shares and 0.85% of the Series’ Class I Shares average net assets. This expense limitation agreement is in place through April 30, 2022. After April 30, 2022, VIA may discontinue this expense reimbursement arrangement at any time. Under certain conditions, VIA may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Investors should retain this supplement with the Prospectuses for future reference.
VVIT 8500 DPRESNewExpCaps (11/20)

Virtus SGA International Growth Series (the “Series”),
a series of Virtus Variable Insurance Trust
(Unaudited)
Supplement dated November 20, 2020, to the Summary Prospectuses and Statutory Prospectus, each dated April 30, 2020
IMPORTANT NOTICE TO INVESTORS
Effective December 1, 2020, the Series’ investment adviser, Virtus Investment Advisers, Inc., will implement a new expense limitation arrangement to further limit the Series’ expenses. These changes are described in more detail below.
Under “Fees and Expenses” in the Series’ summary prospectuses and the summary section of the Series’ statutory prospectus, the information in the “Annual Series Operating Expenses” tables and associated footnotes will be replaced with the following, as applicable:
Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.18%	0.18%
Total Annual Series Operating Expenses	1.18%	0.93%
Less: Expense Reimbursement(a)	(0.04%)	(0.04%)
Total Annual Series Operating Expenses After Expense Reimbursement(a)	1.14%	0.89%
(a) The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.14% for Class A Shares and 0.89% for Class I Shares through April 30, 2022. Following the contractual period, the Series’ investment adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the Series’ investment adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Under “Fees and Expenses,” the information in the “Example” table will be replaced with the following, as applicable:
	1 Year	3 Years	5 Years	10 Years
Class A	$116	$371	$645	$1,428
Class I	$91	$292	$511	$1,139
In the section “Management of the Series” under the heading “The Adviser” beginning on page 8 of the statutory prospectus, the second paragraph under the table will be replaced with the following:
The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 1.14% of the Series’ Class A Shares and 0.89% of the Series Class I Shares average net assets. This expense limitation agreement is in place through April 30, 2022. After April 30, 2022, VIA may discontinue this expense reimbursement arrangement at any time. Under certain conditions, VIA may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Investors should retain this supplement with the Prospectuses for future reference.
VVIT 8500 SGAInt’lGrNewExpCaps (11/20)

Virtus KAR Equity Income Series,
a series of Virtus Variable Insurance Trust
Supplement dated February 1, 2021 to the Summary Prospectus
and the Statutory Prospectus, each dated August 31, 2020
IMPORTANT NOTICE TO INVESTORS
In the section “Principal Investment Strategies” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus, the following is added after the first sentence:
“The Series may invest in issuers of securities that are traded on a non-U.S. exchange if the Series’ subadviser considers the issuer a U.S. company, including through depositary receipts.”
In the section “Principal Risks” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus, the following disclosure is added:
> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.
Under “More About Principal Investment Strategies” on page 4 of the Series’ statutory prospectus, the following is added after the first sentence:
“Such companies may include issuers of securities that are traded on a non-U.S. exchange if the Series’ subadviser determines that the issuer is primarily tied to the fortunes and risks of the United States. In that event, the Series may invest in depositary receipts representing the securities of such issuers.”
Under “More About Principal Risks” on page 4 of the Series’ statutory prospectus, the following is added after the first sentence:
Depositary Receipts
The Series may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts) and other similar instruments representing securities of foreign companies.
Investors should retain this supplement with the
Prospectuses for future reference.
VVIT 8500/EquityIncomeSeriesPIS/RisksUpdate (02/2021)

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VIRTUS VARIABLE INSURANCE TRUST
One Financial Plaza
Hartford, CT 06103-2608
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
R. Keith Walton
Brian T. Zino
Advisory Board Member
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President and Assistant Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-367-5877
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-367-5877.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Variable Insurance Trust,
please contact us at 1-800-367-5877, or Virtus.com.
8510	02-21

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the beginning of the period covered by the report, the Registrant’s Board of Trustees had determined that each of Thomas J. Brown, Donald C. Burke and Richard E. Segerson possessed the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” On January 14, 2020, the members of the audit committee changed and as a result the Registrant’s Board of Trustees reviewed the new membership to determine whether the members possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and determined that each of Thomas J. Brown, Donald C. Burke, Connie D. McDaniel and Brian T. Zino possesses such attributes. Each of Messrs. Brown, Burke, Segerson and Zino, and Ms. McDaniel, was an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR as of the end of the period covered by the report. Messrs. Brown and Segerson have since retired from the Board, so as of the date of this filing Messrs. Burke and Zino, and Ms. McDaniel, are those members of the audit committee who have been determined to qualify as audit committee financial experts.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $130,067 for 2020 and $138,632 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $11,424 for 2020 and $10,717 for 2019. Such audit-related fees include out of pocket expenses and system conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $46,385 for 2020 and $27,375 for 2019.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Variable Insurance Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $57,809 for 2020 and $38,092 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Variable Insurance Trust

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/9/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/9/2021

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 3/9/2021

*	Print the name and title of each signing officer under his or her signature.